Registration No. 2-34393

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                        /__/

         Post-Effective Amendment No.   79                  /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940

         Amendment No.   62                                 /X/

                        (Check appropriate box or boxes.)

JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863

David C. Tucker - 100 Fillmore Street, Denver, Colorado 80206-4928 (Name and Address of Agent for Service)

Approximate Date of Proposed Offering:  February 17, 1997

It is proposed that this filing will become effective (check appropriate line):
     _____     immediately upon filing pursuant to paragraph (b) of Rule 485.
     _____     on (date) pursuant to paragraph (b) of Rule 485.
     _____     60 days after filing pursuant to paragraph (a)(1) of Rule 485.
     __X__     on February 17, 1997, pursuant to paragraph (a)(1) of Rule 485.
     _____     75 days after filing pursuant to paragraph (a)(2) of Rule 485.
     _____     on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following line:
     _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2(a) and filed a Rule 24f-2 Notice on December 13, 1996, for the fiscal year ended October 31, 1996, with respect to all of its series and classes in existence as of October 31, 1996.

                              JANUS INVESTMENT FUND

                              Cross Reference Sheet
                     Between the Prospectus and Statement of
                    Additional Information and Form N-1A Item
           (Cross Reference Sheet for Janus Special Situations Fund is
    included in a previous post-effective amendment relating to that series)


FORM N-1A ITEM                          CAPTION IN PROSPECTUS

PART A


1.   Cover Page                         Cover Page

2.   Synopsis                           Cover  Page;  Fund(s)  at a  Glance  (in
                                        Combined  Income,  Combined  Equity  and
                                        Venture   Prospectuses  only);   Expense
                                        Information

3.   Condensed Financial                Financial  Highlights  (not  included in
     Information                        Money  Market  Funds  -  Service  Shares
                                        Prospectus); Understanding the Financial
                                        Highlights (not included in Money Market
                                        Funds  -  Institutional   Prospectus  or
                                        Money  Market  Funds  -  Service  Shares
                                        Prospectus);   Performance   Terms   (in
                                        Combined  Income,  Combined  Equity  and
                                        Venture Prospectuses only);  Performance
                                        (Money Market Fund -  Institutional  and
                                        Service Shares Prospectuses only)

4.   General Description of             Fund(s) at a Glance (in Combined Income,
     Registrant                         Combined Equity and Venture Prospectuses
                                        only);   The   Fund(s)   in  Detail  (in
                                        Combined  Income,  Combined  Equity  and
                                        Venture  Prospectuses only);  Investment
                                        Objectives and Policies (Combined Income
                                        and Combined Equity  Prospectuses only);
                                        Investment   Objective   and   Types  of
                                        Investments  (Venture  Prospectus  only)
                                        and Investment Objectives,  Policies and
                                        Techniques     (Money     Market    Fund
                                        Institutional    and   Service    Shares
                                        Prospectuses  only);  General  Portfolio
                                        Policies   (Combined  Income,   Combined
                                        Equity and Venture  Prospectuses  only);
                                        Common Investment Policies (Money Market
                                        Fund - Institutional  Prospectus  only);
                                        Additional Risk Factors (not included in
                                        Money   Market   Fund  -   Institutional
                                        Prospectus);  Appendix A -  Glossary  of
                                        Investment   Terms   (Combined   Income,
                                        Combined Equity and Venture Prospectuses
                                        only);   Appendix  B  -  Explanation  of
                                        Rating   Categories   (Combined   Income
                                        Prospectus only)

5.   Management of the Fund             Management  of  the  Fund(s)   (Combined
                                        Income,   Combined  Equity  and  Venture
                                        Prospectuses  only);  Investment Adviser
                                        and  Administrator  (Money Market Fund -
                                        Institutional,    Service   Shares   and
                                        Combined Income Prospectuses only)

5A.  Management's Discussion of         Not Applicable
     Fund Performance

6.   Capital Stock and Other            Distributions  and Taxes;  Shareholder's
     Securities                         Manual;   Shareholder's   Guide   (Money
                                        Market Funds - Institutional and Service
                                        Shares Prospectuses only)

7.   Purchase of Securities Being       Shareholder's   Manual;    Shareholder's
     Offered                            Guide    (Money     Market    Funds    -
                                        Institutional    and   Service    Shares
                                        Prospectuses only)

8.   Redemption or Repurchase           Shareholder's   Manual;    Shareholder's
                                        Guide    (Money     Market    Funds    -
                                        Institutional    and   Service    Shares
                                        Prospectuses only)

9.   Pending Legal Proceedings          Not Applicable

FORM N-1A ITEM                          CAPTION IN STATEMENT OF
                                        ADDITIONAL INFORMATION
PART B


10.  Cover Page                         Cover Page

11.  Table of Contents                  Table of Contents

12.  General Information and            Miscellaneous Information
     History

13.  Investment Objectives and          Investment  Policies,  Restrictions  and
     Policies                           Techniques  (Combined  Equity and Income
                                        and  Venture  Statements  of  Additional
                                        Information only);  Investment  Policies
                                        and  Restrictions  (Money  Market  Funds
                                        Statements  of  Additional   Information
                                        only);    Types   of   Securities    and
                                        Investment   Techniques;    Appendix   A
                                        Description of Securities Ratings (Money
                                        Market Funds  Statements  of  Additional
                                        Information   only);    Appendix   B   -
                                        Description   of  Municipal   Securities
                                        (Money   Market  Funds   Statements   of
                                        Additional Information only); Appendix A
                                        -  Explanation   of  Rating   Categories
                                        (Combined  Equity and Income and Venture
                                        Statements  of  Additional   Information
                                        only)

14.  Management of the Fund             Investment Adviser (Combined and Venture
                                        Statements  of  Additional   Information
                                        only);     Investment     Adviser    and
                                        Administrator    (Money   Market   Funds
                                        Statements  of  Additional   Information
                                        only); Officers and Trustees

15.  Control Persons and Principal      Principal Shareholders
     Holders of Securities

16.  Investment Advisory and            Investment Adviser (Combined and Venture
     Other Services                     Statements  of  Additional   Information
                                        only);     Investment     Adviser    and
                                        Administrator    (Money   Market   Funds
                                        Statements  of  Additional   Information
                                        only);  Custodian,  Transfer  Agent  and
                                        Certain     Affiliations;      Portfolio
                                        Transactions and Brokerage; Officers and
                                        Trustees; Miscellaneous Information

17.  Brokerage Allocation and           Portfolio Transactions and Brokerage
     Other Practices

18.  Capital Stock and Other            Purchase   of  Shares;   Redemption   of
     Securities                         Shares; Miscellaneous Information

19.  Purchase, Redemption and           Purchase   of  Shares;   Redemption   of
     Pricing of Securities Being        Shares; Shareholder Accounts
     Offered

20.  Tax Status                         Income    Dividends,    Capital    Gains
                                        Distributions  and Tax Status  (Combined
                                        Equity and Income and Venture Statements
                                        of   Additional    Information    only);
                                        Dividends  and Tax Status  (Money Market
                                        Funds     Statements    of    Additional
                                        Information only)

21.  Underwriters                       Custodian,  Transfer  Agent and  Certain
                                        Affiliations

22.  Calculation of Performance         Performance Information (Combined Equity
     Data                               and Income  and  Venture  Statements  of
                                        Additional       Information      only);
                                        Performance  Data  (Money  Market  Funds
                                        Statements  of  Additional   Information
                                        only)

23.  Financial Statements               Financial Statements

CONTENTS

--------------------------------------------------------------------------------
FUNDS AT A GLANCE
Brief description of each Fund ..............................................  1
--------------------------------------------------------------------------------
EXPENSE INFORMATION
Each Fund's annual
   operating expenses .......................................................  3
Financial Highlights-a summary
   of financial data ........................................................  4
--------------------------------------------------------------------------------
THE FUNDS IN DETAIL

Investment Objectives and Policies ..........................................  8

General Portfolio Policies .................................................. 11
Additional Risk Factors ..................................................... 12
--------------------------------------------------------------------------------
SHAREHOLDER'S MANUAL
Types of Account Ownership .................................................. 14
How to Open Your Janus Account .............................................. 15
How to Purchase Shares ...................................................... 15
How to Exchange Shares ...................................................... 15
How to Redeem Shares ........................................................ 16
Shareholder Services
   and Account Policies ..................................................... 17

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
Investment Adviser and
   Investment Personnel ..................................................... 19
Management Expenses ......................................................... 20
Portfolio Transactions ...................................................... 20
Other Service Providers ..................................................... 20
Other Information ........................................................... 21
--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
Distributions ............................................................... 22
Taxes ....................................................................... 23
--------------------------------------------------------------------------------
PERFORMANCE TERMS
An Explanation of Performance Terms ......................................... 23
--------------------------------------------------------------------------------
APPENDIX A
Glossary of Investment Terms ................................................ 24



                                     [LOGO]
                              JANUS INVESTMENT FUND

                               JANUS EQUITY FUNDS

                               100 Fillmore Street
                              Denver, CO 80206-4928
                                 (800) 525-3713
                            http://www.JanusFunds.com

                                February 17, 1997



A FAMILY OF NO-LOAD MUTUAL FUNDS

All Janus Funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 14.


This Prospectus describes ten equity mutual funds that emphasize growth of capital or a combination of growth and income (the "Funds"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 26 years and currently manages approximately $45 billion in assets.


Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.


Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1997, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.


                                          JANUS EQUITY FUNDS COMBINED PROSPECTUS

FUNDS AT A GLANCE

This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 8 and complete information on how to purchase, redeem and exchange shares begins on pages 15-17.

--------------------------------------------------------------------------------
GROWTH FUNDS

Janus Fund

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
Fund Inception:  February 1970
Fund Manager:  James P. Craig, III

Assistant Fund Managers: David Decker
                         Blaine Rollins


Janus Enterprise Fund

Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.
Fund Inception:  September 1992
Fund Manager: James P. Goff


Janus Equity Income Fund

Fund Focus: A diversified fund that seeks current income and long-term growth of capital by investing primarily in income-producing equity securities.
Fund Inception: June 1996
Fund Manager: Blaine P. Rollins


Janus Mercury Fund


Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of companies of any size.

Fund Inception: May 1993
Fund Manager: Warren B. Lammert
Assistant Fund Manager: Tom Malley


Janus Olympus Fund

Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks of companies of any size.
Fund Inception: December 1995
Fund Manager: Scott W. Schoelzel
Assistant Fund Manager: Mike Lu


Janus Overseas Fund

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign companies.
Fund Inception:  May 1994
Fund Manager: Helen Young Hayes

Assistant Fund Manager: Laurence Chang


Janus Twenty Fund

Fund Focus: A nondiversified fund that seeks long-term growth of capital by normally concentrating its investments in a core position of 20-30 common stocks.
Fund Inception:  April 1985
Fund Manager:  Thomas F. Marsico

Assistant Fund Managers: Marc Pinto
                         Claire Young


Janus Worldwide Fund

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic companies.
Fund Inception:  May 1991
Fund  Manager:  Helen Young Hayes

Assistant  Fund Manager: Laurence Chang


--------------------------------------------------------------------------------

COMBINATION FUNDS

Janus Balanced Fund

Fund Focus: A diversified fund that seeks long-term growth of capital, balanced by current income. The Fund normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.
Fund  Inception: September 1992
Fund Manager: Blaine P. Rollins

Janus Growth and Income Fund


Fund Focus: A diversified fund that seeks long-term growth of capital with a limited emphasis on income. Although the Fund normally invests at least 25% of its assets in securities that have income potential, it emphasizes equity securities selected for their growth potential.

Fund Inception:  May 1991
Fund Manager: Thomas F. Marsico

Assistant Fund Managers: Marc Pinto
                         Claire Young



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

--------------------------------------------------------------------------------
JANUS SPECTRUM


The spectrum below shows Janus Capital's assessment of the potential overall risk of the Janus Funds relative to one another and should not be used to compare the Funds to other mutual funds or other types of investments. A Fund's position in the spectrum was determined based on a number of factors such as selected historic volatility measurements, the types of securities in which the Fund intends to invest, the degree of diversification intended and/or permitted, and the sizes of the Fund. In addition, the spectrum is significantly affected by the portfolio managers' investment styles. These factors were considered as of the date of this prospectus and will be reassessed with each new prospectus. Specific risks of certain types of instruments in which some of the Funds may invest, including foreign securities, junk bonds and derivative instruments such as futures contracts and options, are described under "Additional Risk Factors" on pages 12-13. THE SPECTRUM IS NOT INDICATIVE OF THE FUTURE VOLATILITY OR PERFORMANCE OF A FUND AND RELATIVE POSITIONS OF FUNDS WITHIN THE SPECTRUM MAY CHANGE IN THE FUTURE.

[SPECTRUM CHART]

The spectrum illustrates the potential overall risk of the Janus funds relative to one another. The funds' risk ranges from conservative to aggressive. The Growth Funds are illustrated as follows: Janus Fund is shown as moderate; Janus Enterprise Fund is shown as aggressive; Janus Equity Income Fund is shown as moderate (but less aggressive than Janus Fund); Janus Mercury Fund is shown as moderate-aggressive; Janus Olympus Fund is shown as aggressive; Janus Overseas Fund is shown as moderate-aggressive; Janus Special Situations Fund* is shown as moderate-aggressive (but less aggressive than Janus Overseas Fund); Janus Twenty Fund is shown as aggressive; Janus Venture Fund, which is closed to new investors, is shown as moderate-aggressive; Janus Worldwide Fund is shown as moderate-aggressive (but less aggressive than Janus Special Situations Fund). The Combination Funds are illustrated as follows: Janus Balanced Fund is shown as moderate. Janus Growth and Income Fund is shown as moderate-aggressive. The Fixed-Income Funds are illustrated as follows: Janus Flexible Income Fund* is shown as conservative-moderate; Janus High-Yield Fund* is shown as moderate-aggressive; Janus Federal Tax-Exempt Fund* is shown as conservative-moderate (but more conservative than Janus Flexible Income Fund); Janus Short-Term Bond Fund* is shown as conservative (but more conservative than Janus Federal Tax-Exempt Fund). The Money Market Funds are illustrated as follows: Janus Money Market Fund* is shown as conservative (but less conservative than Janus Short-Term Bond Fund); Janus Government Money Market Fund* is shown equally as conservative as Janus Money Market Fund; and Janus Tax-Exempt Money Market Fund* is shown equally as conservative as Janus Government Money Market Fund.

*These funds are offered by separate prospectuses.
+This fund is closed to new investors and is offered by a separate prospectus.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

--------------------------------------------------------------------------------
WHY DO EXPENSES VARY ACROSS THE FUNDS? EXPENSES VARY FOR A NUMBER OF REASONS, INCLUDING DIFFERENCES IN MANAGEMENT FEES, AVERAGE SHAREHOLDER ACCOUNT SIZE, THE FREQUENCY OF DIVIDEND PAYMENTS, AND THE EXTENT OF FOREIGN INVESTMENTS WHICH ENTAIL GREATER TRANSACTION COSTS.

SHAREHOLDER TRANSACTION EXPENSES (applicable to each Fund)

     Maximum sales load imposed on purchases                             None
     Maximum sales load imposed on reinvested dividends                  None
     Deferred sales charges on redemptions                               None
     Redemption fee*                                                     None

     Exchange fee                                                        None


* There is an $8 service fee for redemptions by wire.


ANNUAL FUND OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

                                                 Management Fee          Other Expenses     Total Fund Operating Expenses
------------------------------------------------------------------------------------------------------------------------------------

Janus Fund                                            .65%                     .21%                      .86%
Janus Enterprise Fund                                 .73%                     .41%                     1.14%
Janus Equity Income Fund                             1.00%                     .79%(2)                  1.79%
Janus Mercury Fund                                    .67%                     .35%                     1.02%
Janus Olympus Fund                                    .78%                     .39%(2)                  1.17%
Janus Overseas Fund                                   .75%                     .51%                     1.26%
Janus Twenty Fund                                     .66%                     .27%                      .93%
Janus Worldwide Fund                                  .67%                     .35%                     1.02%
Janus Balanced Fund                                   .80%                     .43%                     1.23%
Janus Growth and Income Fund                          .71%                     .34%                     1.05%
------------------------------------------------------------------------------------------------------------------------------------

(1) The information in the table above is based on expenses before expense offset arrangements for the fiscal year ended October 31, 1996.
(2) "Other Expenses" are based on the fees and expenses that the Fund incurred in its initial fiscal period.


EXAMPLE
Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratios remain as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

                                                      1 Year              3 Years             5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------

Janus Fund                                              $ 9                 $27                 $48                 $106
Janus Enterprise Fund                                   $12                 $36                 $63                 $139
Janus Equity Income Fund                                $18                 $56                 $97                 $211
Janus Mercury Fund                                      $10                 $32                 $56                 $125
Janus Olympus Fund                                      $12                 $37                 $64                 $142
Janus Overseas Fund                                     $13                 $40                 $69                 $152
Janus Twenty Fund                                       $ 9                 $30                 $51                 $114
Janus Worldwide Fund                                    $10                 $32                 $56                 $125
Janus Balanced Fund                                     $13                 $39                 $68                 $149
Janus Growth and Income Fund                            $11                 $33                 $58                 $128

------------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements since October 1, 1990. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. Expense and income ratios and portfolio turnover rates have been annualized for periods of less than one year. Total returns for periods of less than one year are not annualized. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 7.


                                 [TO BE FILED BY
                                    AMENDMENT]                                       Janus Fund
                                      1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period                       $19.62    $20.81    $18.86    $18.27    $13.25    $16.36    $12.11    $12.39   $14.77
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment
    operations:
 2. Net investment income                       0.16      0.17      0.26      0.23      0.25      0.25      0.22      0.60     0.19
 3. Net gains or (losses)
    on securities
    (both realized and unrealized)              3.99     (0.03)     2.88      1.46      5.09     (0.67)     4.59      1.05     0.30
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                                  4.15      0.14      3.14      1.69      5.34     (0.42)     4.81      1.65     0.49
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends
    (from net investment income)                (.01)    (0.39)(1) (0.29)    (0.19)    (0.31)    (0.19)    (0.56)    (0.32)   (0.38)
 6. Distributions
    (from capital gains)                        (.39)    (0.94)    (0.90)    (0.91)    (0.01)    (2.50)       --     (1.61)   (2.49)
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                         (.40)    (1.33)    (1.19)    (1.10)    (0.32)    (2.69)    (0.56)    (1.93)   (2.87)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period                             $23.37    $19.62    $20.81    $18.86    $18.27    $13.25    $16.36    $12.11   $12.39
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                               21.62%     0.75%    17.41%     9.35%    40.95%    (3.68%)   41.67%    15.83%    4.14%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets,
    end of period (in millions)              $11,963    $9,647    $9,098    $4,989    $2,598    $1,049      $673      $391     $387
11. Average net assets
    for the period (in millions)             $10,560    $9,339    $7,336    $3,871    $1,785      $930      $487      $382     $486
12. Ratio of gross expenses
    to average net assets                       0.87%      N/A       N/A       N/A       N/A       N/A       N/A       N/A      N/A
13. Ratio of net expenses
    to average net assets                       0.86%     0.91%     0.92%     0.97%     0.98%     1.02%     0.92%     0.98%    1.01%
14. Ratio of net investment
    income to average net assets                1.25%     1.12%     1.55%     1.54%     1.77%     2.11%     1.68%     4.99%    1.55%
15. Portfolio turnover rate                      118%      139%      127%      153%      132%      307%      205%      175%     214%
16. Average commission rate         $            N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A      N/A
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(1) Distribution in excess of financial statement income of $0.02.



                                                 [TO BE FILED BY
                                                    AMENDMENT]                         Janus Enterprise Fund
                                                       1996            1995            1994            1993         1992(1)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                             $24.43          $21.87          $17.09          $15.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income (loss)                                       0.52          (0.06)            0.04              --
 3. Net gains or (losses) on securities
    (both realized and unrealized)                                     3.09            3.18            4.76            2.09
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                                   3.61            3.12            4.80            2.09
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)                           (0.52)          (0.02)          (0.02)              --
 6. Distributions (from capital gains)                               (0.38)          (0.54)              --              --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                                              (0.90)          (0.56)          (0.02)              --
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period                                   $27.14          $24.43          $21.87          $17.09
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                                                     15.46%          14.56%          28.09%          13.93%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                            $459            $370            $239              $8
11. Average net assets for the period (in millions)                    $408            $270            $188              $2
12. Ratio of gross expenses to average net assets                     1.26%             N/A             N/A             N/A
13. Ratio of net expenses to average net assets                       1.23%           1.25%           1.36%           2.50%
14. Ratio of net investment income
    to average net assets                                             0.02%         (0.32%)           0.14%         (0.81%)
15. Portfolio turnover rate                                            194%            193%            201%             53%
16. Average commission rate                           $                 N/A             N/A             N/A             N/A
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(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997


                                              Janus
                                         Equity Income Fund                                   Janus Mercury Fund
                                               1996(1)            1996            1995            1994           1993(2)
                                          [TO BE FILED BY   [TO BE FILED BY
                                             AMENDMENT]        AMENDMENT]
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period                                                         $14.12          $11.70           $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment
    operations:
 2. Net investment income (loss)                                                  0.16            0.02           (0.01)
 3. Net gains or (losses)
    on securities
    (both realized and unrealized)                                                3.37            2.40             1.71
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                                                                    3.53            2.42             1.70
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends
    (from net investment income)                                                 (0.16)             --               --
 6. Distributions
    (from capital gains)                                                         (0.11)             --               --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                                                          (0.27)             --               --
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period                                                               $17.38          $14.12           $11.70
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                                                                 25.53%          20.68%           17.00%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets,
    end of period (in millions)                                                 $1,521            $596             $113
11. Average net assets
    for the period (in millions)              $                  $              $1,116            $258              $67
12. Ratio of gross expenses
    to average net assets                                                         1.14%            N/A              N/A
13. Ratio of net expenses
    to average net assets                                                         1.12%           1.33%            1.75%
14. Ratio of net investment
    income to average net assets                                                  0.50%           0.25%           (0.40%)
15. Portfolio turnover rate                                                        201%            283%             151%
16. Average commission rate                   $_____             $_____            N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from June 28, 1996 (inception) to October 31, 1996.

(2) Fiscal period from May 3, 1993 (inception) to October 31, 1993.



                                         Janus Olympus Fund                              Janus Overseas Fund
                                              1996(1)                  1996                   1995           1994(2)
                                          [TO BE FILED BY        [TO BE FILED BY
                                             AMENDMENT]             AMENDMENT]
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period                     $                        $                      $10.36         $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment
    operations:
 2. Net investment income (loss)                                                              0.12          (0.02)
 3. Net gains or (losses)
    on securities
    (both realized and unrealized)                                                            1.10           0.38
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                                                                                1.22           0.36
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends
    (from net investment income)                                                                --             --
 6. Distributions
    (from capital gains)                                                                        --             --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                                                                         --             --
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period                                                                           $11.58         $10.36
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                                                                             11.78%          3.60%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets,
    end of period (in millions)                                                               $111            $64
11. Average net assets
    for the period (in millions)            $                        $                         $78            $37
12. Ratio of gross expenses
    to average net assets                                                                     1.76%           N/A
13. Ratio of net expenses
    to average net assets                                                                     1.73%          2.16%
14. Ratio of net investment
    income to average net assets                                                              0.36%         (0.64%)
15. Portfolio turnover rate                                                                    188%           181%
16. Average commission rate                 $_____                   $_____                    N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.

(2) Fiscal period from May 2, 1994 (inception) to October 31, 1994.



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997


                             [TO BE FILED BY
                                AMENDMENT]                               Janus Twenty Fund
                                   1996    1995    1994    1993   1992(1)   1992(2)  1991(2)   1990(2)   1989(2)   1988(2)   1987(2)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period                  $24.24  $25.85  $22.75   $22.17    $18.88   $16.01    $13.05     $9.66    $13.69    $14.27
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment
    operations:
 2. Net investment income                   .01    0.16    0.17     0.09      0.11     0.16      0.05      0.46      0.42      0.30
 3. Net gains or (losses)
    on securities
    (both realized and
    unrealized)                            5.94   (1.07)   3.31     0.49      3.62     2.90      3.35      3.73     (2.86)     0.74
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                             5.95   (0.91)   3.48     0.58      3.73     3.06      3.40      4.19     (2.44)     1.04
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends
    (from net investment income)           (.07)  (0.25)  (0.18)      --     (0.02)   (0.19)    (0.02)    (0.80)    (0.41)    (0.25)
 6. Distributions
    (from capital gains)                     --   (0.45)  (0.20)      --     (0.42)      --     (0.42)       --     (1.18)    (1.37)
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                    (.07)  (0.70)  (0.38)      --     (0.44)   (0.19)    (0.44)    (0.80)    (1.59)    (1.62)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period                        $30.12  $24.24  $25.85   $22.75    $22.17   $18.88    $16.01    $13.05     $9.66    $13.69
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                          24.67%  (3.52%) 15.39%    2.62%    19.60%   19.43%    26.36%    45.89%   (17.13%)    8.66%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets,
    end of period (in millions)          $2,996  $2,743  $3,749   $2,434    $2,081     $556      $175       $20       $13       $19
11. Average net assets
    for the period (in millions)  $      $2,716  $3,051  $3,546   $2,221    $1,188     $294       $64       $10       $16       $16
12. Ratio of gross expenses
    to average net assets                  1.00%    N/A     N/A      N/A       N/A      N/A       N/A       N/A       N/A       N/A
13. Ratio of net expenses
    to average net assets                  0.99%   1.02%   1.05%    1.12%     1.01%    1.07%     1.32%     1.88%     1.70%     1.79%
14. Ratio of net investment
    income to average net assets           0.62%   0.57%   0.87%    1.27%     1.08%    1.30%     1.28%     0.68%     3.35%     2.98%
15. Portfolio turnover rate                 147%    102%     99%      79%       83%     163%      228%      220%      317%      202%
16. Average commission rate       $         N/A     N/A     N/A      N/A       N/A      N/A       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from June 1, 1992 to October 31, 1992.
(2) Fiscal year ended on May 31st of each year.



                                                     [TO BE FILED BY
                                                        AMENDMENT]                        Janus Worldwide Fund
                                                          1996         1995        1994        1993        1992     1991(1)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                             $27.00      $24.16      $18.95      $17.45      $15.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                                              0.81        0.15        0.14        0.16          --
 3. Net gains or (losses) on securities
    (both realized and unrealized)                                     1.39        3.34        5.29        1.39        2.45
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                                   2.20        3.49        5.43        1.55        2.45
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)                           (0.54)      (0.27)      (0.22)          --          --
 6. Distributions (from capital gains)                               (1.01)      (0.38)          --      (0.05)          --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                                              (1.55)      (0.65)      (0.22)      (0.05)          --
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period                                   $27.65      $27.00      $24.16      $18.95      $17.45
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                                                      8.89%      14.76%      28.79%       9.20%      16.00%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                          $1,804      $1,587        $755        $161         $18
11. Average net assets for the period (in millions)     $            $1,622      $1,244        $379         $80          $7
12. Ratio of gross expenses to average net assets                     1.24%         N/A         N/A         N/A         N/A
13. Ratio of net expenses to average net assets                       1.23%       1.12%       1.32%       1.73%       2.50%
14. Ratio of net investment income
    to average net assets                                             0.99%       0.42%       0.92%       1.74%       0.02%
15. Portfolio turnover rate                                            142%        158%        124%        147%         40%
16. Average commission rate                             $               N/A         N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from May 15, 1991 (inception) to October 31, 1991.



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997


                                               [TO BE                                  [TO BE
                                              FILED BY                                FILED BY
                                             AMENDMENT]     Janus Balanced Fund      AMENDMENT]    Janus Growth and Income Fund
                                                 1996    1995    1994   1993 1992(1)     1996   1995    1994    1993    1992 1991(2)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period              $12.17  $12.23 $10.64  $10.00           $14.69  $15.24  $12.95  $12.13 $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                               0.61    0.27   0.19      --             0.11    0.19    0.14    0.17   0.02
 3. Net gains or (losses) on securities
    (both realized and unrealized)                      1.52  (0.09)   1.56    0.64             3.43  (0.31)    2.29    0.80   2.13
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                    2.13    0.18   1.75    0.64             3.54  (0.12)    2.43    0.97   2.15
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)             (0.58)  (0.24) (0.16)      --           (0.10)  (0.10)  (0.14)  (0.15) (0.02)
 6. Distributions (from capital gains)                    --      --     --      --               --  (0.33)      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                                (0.58)  (0.24) (0.16)      --           (0.10)  (0.43)  (0.14)  (0.15) (0.02)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period                    $13.72  $12.17 $12.23  $10.64           $18.13  $14.69  $15.24  $12.95 $12.13
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                                       18.26%   1.51% 16.54%   6.40%           24.20% (0.76%)  18.81%   7.98% 21.50%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)             $125     $94    $73      $2             $583    $490    $519    $244    $56
11. Average net assets for the period
   (in millions)                             $          $107     $86    $44       $1   $        $498    $500    $404    $157    $21
12. Ratio of gross expenses to average
    net assets                                          1.35%    N/A    N/A      N/A            1.19%    N/A     N/A     N/A    N/A
13. Ratio of net expenses to average
    net assets                                          1.32%   1.42%  1.70%    2.50%           1.17%   1.22%   1.28%   1.52%  2.33%
14. Ratio of net investment income
    to average net assets                               2.52%   2.28%  2.15%   (0.12%)          1.11%   1.26%   1.13%   1.61%  0.76%
15. Portfolio turnover rate                              185%    167%   131%    130%             195%    123%    138%    120%    14%
16. Average commission rate                  $           N/A     N/A    N/A     N/A     $        N/A     N/A     N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.
(2) Fiscal period from May 15, 1991 (inception) to October 31, 1991.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.

Net asset value ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a Fund's shares over the fiscal period, but not its total return.

Net investment income is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. Dividends (from net investment income) is the per share amount that a Fund paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) is the per share amount that a Fund paid from net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.


Ratio of net expenses to average net assets is the total of a Fund's operating expenses divided by its average net assets for the stated period. Ratio of gross expenses to average net assets does not reflect reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest with a Fund's custodian.


Ratio of net investment income to average net assets is a Fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities.


Average commission rate is the total of a Fund's agency commissions paid on equity securities trades divided by the number of shares purchased.



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

THE FUNDS IN DETAIL

To help you decide which Fund is appropriate for you, this section takes a closer look at the Funds' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques, as well as the risk spectrum on page 2. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Fund.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you.

--------------------------------------------------------------------------------

A SHAREHOLDER'S INVESTMENT HORIZON IS THE AMOUNT OF TIME YOU SHOULD PLAN TO HOLD YOUR INVESTMENT IN A FUND TO MAXIMIZE THE POTENTIAL FOR REALIZING THE FUND'S OBJECTIVE.

--------------------------------------------------------------------------------

THE JANUS GROWTH FUNDS ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH FUNDS

Investment Objective: .......................................  Growth of Capital

                               (and Current Income for Janus Equity Income Fund)

Primary Holdings: ...............................................  Common Stocks
Shareholder's Investment Horizon: ...................................  Long-Term

JANUS FUND
The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective by investing in common stocks of companies of any size. Janus Fund was first offered to the public in 1970 and has the largest asset base of the Funds. This Fund generally invests in larger, more established issuers.


JANUS ENTERPRISE FUND
The investment objective of this Fund is long-term growth of capital. It is a non-diversified fund that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of ________1996, the MidCap Index included companies with capitalizations between approximately ___ million to ___ billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or larger issuers.

JANUS EQUITY INCOME FUND
The investment objective of this Fund is current income and long-term growth of capital. It is a diversified fund that pursues its objective by normally investing at least 65% of invested assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. Growth potential is a significant investment consideration and the Fund may hold securities selected solely for their growth potential. The Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500. The lower volatility sought by the Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities that are characterized by relatively greater price stability. The greater price stability sought by the Fund may be characteristic of companies that generate above average positive cash flows. A company may use positive cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt.


JANUS MERCURY FUND


The investment objective of this Fund is long-term growth of capital. It is a diversified fund that pursues its objective by investing in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

JANUS OLYMPUS FUND
The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.


JANUS OVERSEAS FUND
The investment objective of this Fund is long-term growth of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

JANUS TWENTY FUND
The investment objective of this Fund is long-term growth of capital. It is a non-diversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks.

JANUS WORLDWIDE FUND
The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. Janus Worldwide Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

ALL GROWTH FUNDS

Each of the Growth Funds invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Fund's assets invested in common stocks will vary and each Fund may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 11. Each Fund may invest to a lesser degree in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. The Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Funds may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. No Fund will invest 35% or more of its assets in high-yield/high-risk securities.

Although Janus Worldwide Fund and Janus Overseas Fund are committed to foreign investing, all of the Growth Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Each of the Growth Funds may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on pages 12-13 for a discussion of the risks associated with foreign investing and derivatives.


THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS GROWTH FUNDS.

HOW ARE COMMON STOCKS SELECTED?

Each of the Growth Funds invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the Growth Funds (except Janus Equity Income Fund). Any income realized on these Growth Funds' investments will be incidental to their objectives.


--------------------------------------------------------------------------------

ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

Generally, yes. Portfolio managers seek companies that meet their selection criteria regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on pages 12-13.


WHAT IS THE MAIN RISK OF INVESTING IN A COMMON STOCK FUND?
The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on pages 12-13.

--------------------------------------------------------------------------------

WHAT IS MEANT BY "MARKET CAPITALIZATION"?

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Growth Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.


--------------------------------------------------------------------------------

HOW DOES A DIVERSIFIED FUND DIFFER FROM A NONDIVERSIFIED FUND?
Diversification is a means of reducing risk by investing a Fund's assets in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997
of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Janus Enterprise Fund, Janus Olympus Fund, and Janus Twenty Fund are nondiversified funds. See the risk spectrum on page 2 and "General Portfolio Policies" on page 11.


HOW DO THE GROWTH FUNDS TRY TO REDUCE RISK?

Diversification of a Fund's assets reduces the effect of any single holding on its overall portfolio value. A Fund may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on pages 12-13. In addition, to the extent that a Fund holds a larger cash position, it might not participate in market declines to the same extent as if the Fund remained more fully invested in common stocks.


THE JANUS COMBINATION FUNDS ARE DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH A DEGREE OF EMPHASIS ON INCOME. THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.

COMBINATION FUNDS

Investment Objective: ..............  Growth of Capital; Some Emphasis on Income
Primary Holdings: ...............  Common Stocks and Income-Producing Securities
Shareholder's Investment Horizon: ...................................  Long-Term

JANUS BALANCED FUND

The investment objective of this Fund is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

JANUS GROWTH AND INCOME FUND


The investment objective of this Fund is long-term capital growth and current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential. The Fund normally emphasizes the growth component. However, in unusual circumstances, this Fund may reduce the growth component of its portfolio to 25% of its assets.

ALL COMBINATION FUNDS

The Combination Funds may invest in the types of investments previously described under "Growth Funds" on page 9.


THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS COMBINATION FUNDS.

HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENT OF A COMBINATION FUND'S PORTFOLIO?
The Combination Funds may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed-income securities. A Combination Fund may shift assets between the growth and income components of its portfolio based on its portfolio manager's analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then that Fund will place a greater emphasis on the growth component.

--------------------------------------------------------------------------------

WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE COMBINATION FUNDS? The growth component of the Combination Funds is expected to consist primarily of common stocks. The selection criteria for common stocks are described on page 9.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

Because income is a part of the investment objective of the Combination Funds, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities for these Funds. The Combination Funds may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

--------------------------------------------------------------------------------


WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE COMBINATION FUNDS? The income component of each Combination Fund will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Combination Funds if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Investors in the Combination Funds should keep in mind that the Combination Funds are not designed to produce a consistent level of income.


--------------------------------------------------------------------------------

HOW DO THE COMBINATION FUNDS DIFFER FROM EACH OTHER?
Janus Growth and Income Fund places a greater emphasis on the growth objective. Because it generally invests more heavily in growth stocks than Janus Balanced Fund, its share price can be expected to fluctuate more. Janus Growth and Income Fund has historically derived a greater portion of its income from dividend-paying common stocks, while Janus Balanced Fund invests to a greater degree in debt securities and preferred stock.



GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a  Fund's  portfolio  manager  believes  that  market  conditions  are  not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Funds may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds (including funds managed by Janus Capital). When a Fund's investments in cash or similar investments increase, a Fund may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

DIVERSIFICATION

The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Funds (except Janus Enterprise Fund, Janus Olympus Fund and Janus Twenty Fund) qualify as diversified funds under the 1940 Act. The Funds are subject to the following diversification requirements:


o As a fundamental policy, no Fund may own more than 10% of the outstanding voting shares of any issuer.


o As a fundamental policy, with respect to 50% of the total assets of Janus Enterprise Fund, Janus Olympus Fund and Janus Twenty Fund and 75% of the total assets of the other Funds, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

o No Fund will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

o Janus Enterprise Fund, Janus Olympus Fund and Janus Twenty Fund reserve the right to become diversified funds by limiting the investments in which more than 5% of their total assets are invested.


INDUSTRY CONCENTRATION

As a fundamental policy, no Fund will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).


PORTFOLIO TURNOVER
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

To a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Funds' ability to engage in short-term trading if a security has been held for less than three months.

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Funds' Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.


BORROWING AND LENDING
Each Fund may borrow money and lend securities or other assets, as follows:

o Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o Each Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, each Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Fund intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES

INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.


o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country. The Funds may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.


o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.


Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.


INVESTMENTS IN SMALLER COMPANIES

SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997
may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND
OTHER DERIVATIVE INSTRUMENTS
Each Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Funds may also use derivative instruments for non-hedging purposes such as seeking to increase a Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.

When a Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as, Standard & Poor's Ratings Services and Moody's Investors Service, Inc.).


The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.


Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

Please refer to the SAI for a description of bond rating categories.

SHORT SALES
Each Fund may engage in "short sales against the box," which involves selling a security that a Fund owns (or has the right to obtain securities equivalent in kind and amount to the securities sold short) for delivery at a specified date in the future, to hedge against anticipated declines in the market price of portfolio securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


SPECIAL SITUATIONS
Each Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

SHAREHOLDER'S MANUAL


This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services and features may be modified or discontinued without shareholder approval or prior notice.



HOW TO GET IN TOUCH WITH JANUS


If you have any questions while reading this Prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.


--------------------------------------------------------------------------------
MINIMUM INVESTMENTS*
     To open a new account ............................. $2,500
     To open a new retirement or
       UGMA/UTMA account ...............................   $500
     To open a new account with
       an Automatic Investment Program .................   $500**
     To add to any type of an account ..................   $100
*The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

**There is a $100 minimum for each subsequent investment.

--------------------------------------------------------------------------------

TYPES OF ACCOUNT OWNERSHIP


If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing the New Account Application. To request an application, call 1-800-525-3713.


o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.


RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income and capital gains from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under age 70 1/2 with earned income to contribute up to the lesser of $2,000 or 100% of compensation annually. Please refer to the Janus Funds IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

HOW TO OPEN YOUR JANUS ACCOUNT

Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus Funds. Send all items to one of the following addresses:


Janus Funds
P.O. Box 173375
Denver, CO 80217-3375


For Overnight Carrier
Janus Funds
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811


INVESTOR SERVICE CENTERS
Janus Funds offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209


HOW TO PURCHASE SHARES

PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o    All purchases must be made in U.S. dollars.

o    Checks must be drawn on U.S. banks and made payable to Janus Funds.

o If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

o If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

o    The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100. You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

o    Automatic Monthly
     Investment Program
     You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

o    Payroll Deduction

     If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.


o    Systematic  Exchange
     With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING
To request an exchange in writing, please follow the instructions for written requests on page 17.

BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997
during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES

o Except for Systematic Exchanges, new accounts established by exchange must meet the $2,500 minimum, or be for the total account value if less than $2,500.

o    Exchanges   between  existing   accounts  must  meet  the  $100  subsequent
     investment requirement.


o You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges) free of charge.


o Exchanges between accounts will be accepted only if the registrations are identical.

o If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

o Be sure that you read the prospectus for the Fund into which you are exchanging.


o The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are believed to be detrimental to the Funds.


o An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-tax deferred account.

QUICK ADDRESS AND TELEPHONE REFERENCE


MAILING ADDRESS

Janus Funds
P.O. Box 173375
Denver, CO 80217-3375


FOR OVERNIGHT CARRIER
Janus Funds
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

JANUS INTERNET ADDRESS
http://www.JanusFunds.com


JANUS INVESTOR SERVICES    1-800-525-3713
To speak to a service representative

JETS(R)                    1-800-525-6125
For 24-hour access to account and Fund information.

TDD                        1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.


JANUS QUOTELINE(R)
For automated daily quotes on Fund share prices, yields and total returns.

JANUS LITERATURE LINE      1-800-525-8983
To request a prospectus, shareholder reports or marketing materials.

HOW TO REDEEM SHARES

On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING
To request a redemption in writing, please follow the instructions for written requests on page 17.

BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 daily from your account by simply calling 1-800-525-3713 by 4:00 p.m. New York time.


SYSTEMATIC REDEMPTION OPTION
Systematic Redemption Options allow you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.


PAYMENT OF REDEMPTION PROCEEDS

o    By Check
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

o    Electronic  Transfer
     If you have established this option, your redemption proceeds can be electronically transferred to your predesignated bank account on the second business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.

o    By Wire
     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 15 and must include the following information:

o    the name of the Fund(s)
o    the account number(s)
o    the amount of money or number of shares being redeemed
o    the name(s) on the account
o    the signature(s) of all registered account owners
o    your daytime telephone number

SIGNATURE REQUIREMENTS
BASED ON ACCOUNT TYPE

o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.
o UGMA or UTMA: Written instructions must be signed by the custodian in his/ her capacity as it appears in the account registration.
o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.
o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
o Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES


All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.


SHAREHOLDER SERVICES
AND ACCOUNT POLICIES

JANUS ELECTRONIC TELEPHONE
SERVICE (JETS(R))

JETS, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain your account balance, to confirm your last transaction or dividend posted to your account, to order duplicate account or tax statements, to reorder money market fund checks, to exchange your shares or to purchase shares. JETS can be accessed by calling 1-800-525-6125. Calls on JETS are limited to seven minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.JanusFunds.com. You can access information such as your account balance and the Funds' NAVs through the Web site. In addition, you may request and/or download a Janus funds prospectus.


SIGNATURE GUARANTEE

In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

o    The redemption exceeds $100,000.
o You would like the check made payable to anyone other than the shareholder(s) of record.
o You would like the check mailed to an address which has been changed within 10 days of the redemption request.
o You would like the check mailed to an address other than the address of record.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A
SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

ACCOUNT MINIMUMS

Minimum account sizes are noted on page 14. An account established on or before February 18, 1996 is required to meet the minimum balances in effect when the account was established ($1,000 for regular accounts and $250 for retirement and UGMA/UTMA accounts). An active Automatic Monthly Investment (AMI) on any such account exempted it from any minimum initial investment requirement and continues to do so. In addition, an active AMI on these accounts may continue at $50 per month, provided there is no interruption in the AMI program. All other subsequent investments must meet the $100 required minimum.

Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 14 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September. The $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.


TRANSACTIONS THROUGH
PROCESSING ORGANIZATIONS

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. The Processing Organization may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. The Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.


TAXPAYER IDENTIFICATION NUMBER
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTIONS

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.


TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.


It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of purchases and exchanges, calling the JETS line.


TEMPORARY SUSPENSION OF SERVICES
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information, call 1-800-525-3713.

STATEMENTS AND REPORTS

Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. (Dividend information will be distributed annually.) The Funds will send you a confirmation statement after every non-systematic transaction. Tax information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.


Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

MANAGEMENT OF THE FUNDS

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER


Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.


Janus Capital began serving as investment adviser to Janus Fund at its inception in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

INVESTMENT PERSONNEL

James P. Craig, III is Chief Investment Officer of Janus Capital. He is also Executive Vice President and portfolio manager of Janus Fund, which he has managed since 1986. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 through December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

--------------------------------------------------------------------------------


James P. Goff is Executive Vice President and portfolio manager of Janus Enterprise Fund. Mr. Goff joined Janus Capital in 1988 and has managed this Fund since its inception. Mr. Goff co-managed Janus Venture Fund from December 1993 to December 1996. Effective January 1, 1997, he became sole portfolio manager of Janus Venture Fund. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


--------------------------------------------------------------------------------

Helen Young Hayes is Executive Vice President and portfolio manager of Janus Worldwide Fund and Janus Overseas Fund. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------


Warren B. Lammert is Executive Vice President and portfolio manager of Janus Mercury Fund. Mr. Lammert joined Janus Capital in 1987 and has managed Janus Mercury Fund since its inception and Janus Balanced Fund from its inception to December 1993. He also co-managed Janus Venture Fund from December 1993 to December 1996. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics and is a Chartered Financial Analyst.


--------------------------------------------------------------------------------

Thomas F. Marsico is Executive Vice President and portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Mr. Marsico has managed Janus Growth and Income Fund since its inception and Janus Twenty Fund since March 1988. He holds a Bachelor of Arts in Biology from the University of Colorado and Master of Business Administration in Finance from the University of Denver.

--------------------------------------------------------------------------------


Blaine P. Rollins is Executive Vice President and portfolio manager of Janus Balanced Fund, which he has managed since January 1996 and Janus Equity Income Fund which he has managed since inception. He has been an assistant portfolio manager of Janus Fund since January 1995. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to assuming management responsibility for Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.


--------------------------------------------------------------------------------

Scott W. Schoelzel is Executive Vice President and portfolio manager of Janus Olympus Fund, which he has managed since inception. Mr. Schoelzel joined Janus Capital in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment partnership). He holds a Bachelor of Arts in Business from Colorado College.


ASSISTANT PORTFOLIO MANAGERS

Laurence Chang is assistant portfolio manager of Janus Overseas Fund and Janus Worldwide Fund. He received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

David Decker is an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund, which he has managed since inception. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Mike Lu is assistant portfolio manager of Janus Olympus Fund. He received an undergraduate degree in Economics and History from Yale University. He is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Tom Malley is assistant portfolio manager of Janus Mercury Fund. He received an undergraduate degree in Molecular Biology from Stanford University. He is a Chartered Financial Analyst.



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

Marc Pinto is an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. He received an undergraduate degree in History from Yale University and a Masters of Business Administration from Harvard. He is a Chartered Financial Analyst.

Claire Young is an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. She received an undergraduate degree in Electrical Engineering from Yale University. She is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.

BREAKDOWN OF MANAGEMENT EXPENSES


Each Fund pays Janus Capital a management fee which is accrued daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):


                                                                 Average Daily Net               Annual Rate
         Fee Schedule                                            Assets of Fund                  Percentage (%)
------------------------------------------------------------------------------------------------------------------------------------
         Growth Funds and Combination Funds                      First $ 30 Million              1.00
                                                                 Next $270 Million                .75
                                                                 Next $200 Million                .70
                                                                 Over $500 Million                .65
------------------------------------------------------------------------------------------------------------------------------------



Differences in the actual management fees incurred by the Funds are due primarily to variances in the asset size of the Funds. As asset size increases, the annual rate of the management fee declines in accordance with the above schedules. In addition, each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 3 lists the management fees and total operating expenses of each Fund for the most recent fiscal year.


PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Fund as a factor in the selection of broker-dealers. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE  PROVIDERS
The following parties provide the Funds with  administrative and other services.



CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus  Service  Corporation  and  Janus  Distributors,   Inc.  are  wholly-owned
subsidiaries of Janus Capital.



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

OTHER INFORMATION

ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.


As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. This Prospectus describes ten series of the Trust; the other series are offered by separate prospectuses.


SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF FUNDS
The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Fund. The Trust's shareholders of record on April 30, 1992, and the initial shareholder(s) of all Funds created after April 30, 1992, have voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of the shareholders of the Funds is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/ or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Funds believe the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

DISTRIBUTIONS

To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net gains realized by its investments annually. A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.


--------------------------------------------------------------------------------

DISTRIBUTION SCHEDULE


                                           Dividends                                 Capital Gains
------------------------------------------------------------------------------------------------------------------------------------
Growth Funds                               Declared and paid in December             Declared and paid in December
(except Janus Equity Income Fund)
------------------------------------------------------------------------------------------------------------------------------------
Combination Funds                          Declared and paid in March, June,         Declared and paid in December
and Janus Equity Income Fund               September and December
------------------------------------------------------------------------------------------------------------------------------------


HOW DISTRIBUTIONS
AFFECT A FUND'S NAV

Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share. If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are a taxable event and not a value-enhancing event.


"BUYING A DIVIDEND"
If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing or calling 1-800-525-3713. The Funds offer the following options:

1. Reinvestment Option. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. Cash Option. You may receive your income dividends and capital gains distributions in cash.

3. Reinvest And Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. Redirect Option. You may direct your dividends or capital gains to purchase shares of another Janus fund.


The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

--------------------------------------------------------------------------------
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred retirement accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.


TAXES ON DISTRIBUTIONS
Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.


TAXATION OF THE FUNDS
Dividends, interest and some capital gains received by a Fund on foreign securities may be subject to tax withholding or other foreign taxes. Any foreign taxes paid by a Fund will be treated as an expense to the particular Fund or passed through to shareholders as a foreign tax credit, depending on particular facts and circumstances. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

--------------------------------------------------------------------------------

PERFORMANCE TERMS
This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Growth and Combination Funds generally measure performance in terms of total return.

Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 4 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

THE FUNDS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

Appendix A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.



Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. For example, the Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.


Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard &Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Funds to recognize income associated with a PFIC prior to the actual receipt of any such income.


Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.


Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.


Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests, to earn additional income on portfolio securities, such as Treasury bills or notes, or for other temporary or emergency purposes.


Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Standby commitments are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.



JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES


Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.


Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).


Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                         February 17, 1997

CONTENTS

--------------------------------------------------------------------------------
FUNDS AT A GLANCE
Brief description of the Funds .............................................   1
--------------------------------------------------------------------------------
EXPENSE INFORMATION
Each Fund's annual
   operating expenses ......................................................   3
Financial Highlights-a summary
   of financial data .......................................................   4
--------------------------------------------------------------------------------

THE FIXED-INCOME FUNDS IN DETAIL
Investment Objectives and Policies .........................................   7

General Portfolio Policies .................................................  10
Additional Risk Factors ....................................................  11
--------------------------------------------------------------------------------

THE MONEY MARKET FUNDS IN DETAIL
Investment Objectives,
   Policies and Techniques .................................................  13

--------------------------------------------------------------------------------
SHAREHOLDER'S MANUAL
Types of Account Ownership .................................................  17
How to Open Your Janus Account .............................................  18
How to Purchase Shares .....................................................  18
How to Exchange Shares .....................................................  18
How to Redeem Shares .......................................................  19
Shareholder Services
   and Account Policies ....................................................  21

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

Investment Adviser, Administrator
   and Investment Personnel ................................................  23

Management Expenses ........................................................  24
Portfolio Transactions .....................................................  24
Other Service Providers ....................................................  25
Other Information ..........................................................  25
--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
Distributions ..............................................................  26
Taxes ......................................................................  27
--------------------------------------------------------------------------------
PERFORMANCE TERMS
An Explanation of Performance Terms ........................................  27
--------------------------------------------------------------------------------
APPENDIX A
Glossary of Investment Terms ...............................................  28
--------------------------------------------------------------------------------
APPENDIX B
Explanation of Rating Categories ...........................................  31


                                     [LOGO]
                              JANUS INVESTMENT FUND

                               JANUS INCOME FUNDS

                               100 Fillmore Street
                              Denver, CO 80206-4928
                                 (800) 525-3713

                            http://www.JanusFunds.com

                                February 17, 1997


A FAMILY OF NO-LOAD MUTUAL FUNDS
All Janus Funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 17.


This  Prospectus  describes  seven mutual funds that emphasize  income-producing securities (the "Funds"). Included in this Prospectus is a separate class of shares, Investor Shares, of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively, the "Shares"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 26
years  and  currently  manages   approximately  $45  billion  in  assets.

JANUS HIGH-YIELD FUND MAY INVEST ALL OF ITS ASSETS IN HIGH-YIELD CORPORATE DEBT SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." SEE "ADDITIONAL RISK FACTORS" ON PAGE 11 FOR THE RISKS ASSOCIATED WITH INVESTING IN THESE SECURITIES. AN INVESTMENT IN JANUS MONEY MARKET FUND, JANUS GOVERNMENT MONEY MARKET FUND OR JANUS TAX-EXEMPT MONEY MARKET FUND (COLLECTIVELY, THE "MONEY MARKET FUNDS"), IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.


Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1997, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.



                                          JANUS INCOME FUNDS COMBINED PROSPECTUS

FUNDS AT A GLANCE

This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 7 and complete information on how to purchase, redeem and exchange shares begins on pages 18-19.

--------------------------------------------------------------------------------


MONEY MARKET FUNDS

JANUS MONEY MARKET FUND

Fund Focus: A money market mutual fund that seeks maximum current income to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing primarily in high quality commercial paper and obligations of financial institutions.
Fund Inception:  February 1995
Fund Manager: Sharon S. Pichler

JANUS GOVERNMENT MONEY MARKET FUND

Fund Focus: A money market mutual fund that seeks maximum current income to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or its agencies and instrumentalities and repurchase agreements secured by such obligations.
Fund Inception: February 1995
Fund Manager: Sharon S. Pichler

JANUS TAX-EXEMPT MONEY MARKET FUND

Fund Focus: A money market mutual fund that seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing primarily in municipal securities whose interest is exempt from federal income taxes including the federal alternative minimum tax.
Fund Inception:  February 1995
Fund Manager: Sharon S. Pichler


FIXED-INCOME FUNDS

JANUS FLEXIBLE INCOME FUND

Fund Focus: A diversified fund that seeks to maximize total return from a combination of income and capital appreciation by investing in income-producing securities. This Fund may have substantial holdings of lower rated debt securities or "junk" bonds.
Fund Inception: July 1987

Fund Managers: Ronald V. Speaker
               Sandy R. Rufenacht


JANUS FEDERAL TAX-EXEMPT FUND

Fund Focus: A diversified fund that seeks a high level of current income exempt from federal income tax by normally investing at least 80% of its assets in municipal obligations whose interest is exempt from federal income taxes, including the federal alternative minimum tax.
Fund Inception: May 1993
Fund Manager: Darrell W. Watters


JANUS HIGH-YIELD FUND

Fund Focus: A diversified fund that seeks high current income as its primary objective. Capital appreciation is a secondary objective when consistent with the primary objective. The Fund seeks to achieve these objectives by investing primarily in high-yield/high-risk fixed-income securities.
Fund Inception: December 1995
Fund Managers: Ronald V. Speaker
               Sandy R. Rufenacht


JANUS SHORT-TERM BOND FUND

Fund Focus: A diversified fund that seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted effective maturity is normally less than three years.
Fund Inception: September 1992
Fund Manager: Sandy R. Rufenacht


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

--------------------------------------------------------------------------------

JANUS SPECTRUM


The spectrum below shows Janus Capital's assessment of the potential overall risk of the Janus Funds relative to one another and should not be used to compare the Funds to other mutual funds or other types of investments. A Fund's position in the spectrum was determined based on a number of factors such as selected historic volatility measurements, the types of securities in which the Fund intends to invest, the degree of diversification intended and/or permitted, and the sizes of the Fund. In addition, the spectrum is significantly affected by the portfolio managers' investment styles. These factors were considered as of the date of this prospectus and will be reassessed with each new prospectus. Specific risks of certain types of instruments in which some of the Funds may invest, including foreign securities, junk bonds and derivative instruments such as futures contracts and options, are described under "Additional Risk Factors" on pages 11-12. THE SPECTRUM IS NOT INDICATIVE OF THE FUTURE VOLATILITY OR PERFORMANCE OF A FUND AND RELATIVE POSITIONS OF FUNDS WITHIN THE SPECTRUM MAY CHANGE IN THE FUTURE.



[SPECTRUM CHART]

The spectrum illustrates the potential overall risk of the Janus funds relative to one another. The funds' risk ranges from conservative to aggressive. The Growth Funds are illustrated as follows: Janus Fund* is shown as moderate; Janus Enterprise Fund* is shown as aggressive; Janus Equity Income Fund* is shown as moderate (but less aggressive than Janus Fund); Janus Mercury Fund* is shown as moderate-aggressive; Janus Olympus Fund* is shown as aggressive; Janus Overseas Fund* is shown as moderate-aggressive; Janus Special Situations Fund* is shown as moderate-aggressive (but less aggressive than Janus Overseas Fund); Janus Twenty Fund* is shown as aggressive; Janus Venture Fund, which is closed to new investors, is shown as moderate-aggressive; Janus Worldwide Fund* is shown as moderate-aggressive (but less aggressive than Janus Special Situations Fund). The Combination Funds are illustrated as follows: Janus Balanced Fund* is shown as moderate. Janus Growth and Income Fund* is shown as moderate-aggressive. The Fixed-Income Funds are illustrated as follows: Janus Flexible Income Fund is shown as conservative-moderate; Janus High-Yield Fund is shown as moderate-aggressive; Janus Federal Tax-Exempt Fund is shown as conservative-moderate (but more conservative than Janus Flexible Income Fund); Janus Short-Term Bond Fund is shown as conservative (but more conservative than Janus Federal Tax-Exempt Fund). The Money Market Funds are illustrated as follows: Janus Money Market Fund is shown as conservative (but less conservative than Janus Short-Term Bond Fund); Janus Government Money Market Fund is shown equally as conservative as Janus Money Market Fund; and Janus Tax-Exempt Money Market Fund is shown equally as conservative as Janus Government Money Market Fund.


*These funds are offered by separate prospectuses.
+ This fund is closed to new investors and is offered by a separate prospectus.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

--------------------------------------------------------------------------------


WHY DO EXPENSES VARY ACROSS THE FUNDS? EXPENSES VARY FOR A NUMBER OF REASONS, INCLUDING DIFFERENCES IN MANAGEMENT FEES, AVERAGE SHAREHOLDER ACCOUNT SIZE, AND THE EXTENT OF FOREIGN INVESTMENTS WHICH ENTAIL GREATER TRANSACTION COSTS.


SHAREHOLDER TRANSACTION EXPENSES (applicable to each Fund)

     Maximum sales load imposed on purchases                             None
     Maximum sales load imposed on reinvested dividends                  None
     Deferred sales charges on redemptions                               None
     Redemption fee*                                                     None

     Exchange fee                                                        None



* There is an $8 service fee for redemptions by wire.


ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

                                                       Management Fee         Other Expenses     Total Operating Expenses
------------------------------------------------------------------------------------------------------------------------------------

Janus Flexible Income Fund                                  .60%                   .28%                     .88%
Janus High-Yield Fund(2)                                    .58%                   .43%                    1.01%
Janus Federal Tax-Exempt Fund(2)                            .14%                   .54%                     .68%
Janus Short-Term Bond Fund(2)                               .09%                   .58%                     .67%
Janus Money Market Fund-Investor Shares(2)                  .10%                   .50%                     .60%
Janus Government Money Market Fund-Investor Shares(2)       .10%                   .50%                     .60%
Janus Tax-Exempt Money Market Fund-Investor Shares(2)       .10%                   .50%                     .60%
------------------------------------------------------------------------------------------------------------------------------------


(1) The information in the table above is based on expenses before expense offset arrangements for the fiscal year ended October 31, 1996. When applicable, all expenses are stated net of waivers by Janus Capital. Waivers for the Fixed-Income Funds are first applied against the management fee and then against other expenses.
(2) Net of waivers. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses would have been.75%, .43% and 1.18%, respectively, for Janus High-Yield Fund; .60%, .54% and 1.14%, respectively, for Janus Federal Tax-Exempt Fund; .65%, .58% and 1.23%, respectively, for Janus Short-Term Bond Fund; and .20%, .50% and .70% for each of the Money Market Funds - Investor Shares. Janus Capital may modify or terminate the waivers at any time upon 90 days' notice to the Trustees.


EXAMPLE
Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratios remain as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

                                                              1 Year           3 Years           5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

Janus Flexible Income Fund                                      $ 9              $28               $49              $108
Janus High-Yield Fund                                           $10              $32               $56              $124
Janus Federal Tax-Exempt Fund                                   $ 7              $22               $38              $ 85
Janus Short-Term Bond Fund                                      $ 7              $21               $37              $ 83
Janus Money Market Fund - Investor Shares                       $ 6              $19               $33              $ 75
Janus Government Money Market Fund - Investor Shares            $ 6              $19               $33              $ 75
Janus Tax-Exempt Money Market Fund - Investor Shares            $ 6              $19               $33              $ 75
------------------------------------------------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements since October 1, 1990. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. Expense and income ratios and portfolio turnover rates have been annualized for periods of less than one year. Total returns for periods of less than one year are not annualized. A detailed explanation of the Financial Highlights can be found on page 6.


                                                                       Janus Flexible Income Fund
                                1996         1995      1994     1993   1992(1)   1991(2)  1990(2)   1989(2)   1988(2)      1987(3)
                            [TO BE FILED
                            BY AMENDMENT]
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period                     $8.96    $10.03    $9.26    $9.09     $8.01    $9.35     $9.99     $9.92      $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from
    investment operations:
 2. Net investment income                    0.72      0.74     0.77     0.68      0.68     0.95      0.97      0.92        0.40
 3. Net gains or
    (losses) on securities
    (both realized
    and unrealized)                          0.59     (0.86)    0.79     0.15      1.29    (1.38)    (0.56)     0.09       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from
    investment operations                    1.31     (0.12)    1.56     0.83      1.97    (0.43)     0.41      1.01        0.33
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from
    net investment income)                  (0.72)    (0.72)   (0.77)   (0.66)    (0.72)   (0.91)    (0.97)    (0.92)       (.40)
 6. Distributions
    (from capital gains)                       --     (0.23)   (0.02)      --     (0.17)      --     (0.08)    (0.02)       (.01)
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                     (0.72)    (0.95)   (0.79)   (0.66)    (0.89)   (0.91)    (1.05)    (0.94)      (0.41)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period                           $9.55     $8.96   $10.03    $9.26     $9.09     $8.01     $9.35     $9.99      $9.92
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                            15.35%    (1.26%)  17.48%    9.43%    25.98%    (4.62%)    4.12%    10.70%      3.40%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets,
    end of period
    (in millions)                            $580      $377     $473     $205       $72       $14       $18       $10         $4
11. Average net assets
    for the period
    (in millions)                            $450      $429     $338     $143       $33       $15       $15        $7         $2
12. Ratio of gross
    expenses to
    average net assets                       0.96%      N/A      N/A      N/A       N/A       N/A       N/A       N/A        N/A
13. Ratio of net
    expenses to
    average net assets                       0.96%     0.93%    1.00%(4) 1.00%(4)  1.00%(4)  1.00%(4)  1.00%(4)  1.00%(4)   1.00%(4)
14. Ratio of net
    investment income
    to average net assets                    7.91%     7.75%    7.96%    8.98%     9.38%    11.24%    10.00%     9.32%      8.52%
15. Portfolio turnover rate                   250%      137%     201%     210%       88%       96%       75%       76%       130%
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from January 1, 1992 to October 31, 1992.
(2) Fiscal year ended on December 31st of each year.
(3) Fiscal period from July 2, 1987 (inception) to December 31, 1987.
(4) The ratio of net expenses to average net assets was 1.01% in 1993, 1.21% in 1992 and 1.74% in 1991 before waiver of certain Fund expenses. The ratio was 2% in prior years.



                                                                                           Janus High-Yield Fund
                                                                                                 1996 (1)
                                                                                        [TO BE FILED BY AMENDMENT]
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income
 3. Net gains or (losses) on securities (both realized and unrealized)
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)
 6. Distributions (from capital gains)
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return
10. Net assets, end of period (in millions)
11. Average net assets for the period (in millions)                                                   $
12. Ratio of gross expenses to average net assets
13. Ratio of net expenses to average net assets                                                       ___%(2)
14. Ratio of net investment income to average net assets
15. Portfolio turnover rate
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2) The ratio was ___% before waiver of certain Fund expenses.



JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

                                         Janus                                                   Janus
                                 Federal Tax-Exempt Fund                                  Short-Term Bond Fund

                            1996      1995        1994       1993(1)      1996       1995       1994       1993         1992(2)
                       [TO BE FILED BY                               [TO BE FILED BY
                          AMENDMENT]                                    AMENDMENT]
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period               $6.45       $7.30      $7.00                   $2.87      $3.02      $2.98        $3.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from
    investment operations:
 2. Net investment income              0.36        0.36       0.14                    0.18       0.18       0.14         0.01
 3. Net gains or (losses)
    on securities
    (both realized
    and unrealized)                    0.43       (0.83)      0.30                   (0.03)     (0.15)      0.04        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from
    investment operations              0.79       (0.47)      0.44                    0.15       0.03       0.18        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from
    net investment income)            (0.36)      (0.36)     (0.14)                  (0.18)     (0.17)     (0.14)       (0.01)
 6. Distributions (from
    capital gains)                       --       (0.02)        --                      --      (0.01)        --           --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions               (0.36)      (0.38)     (0.14)                  (0.18)     (0.18)     (0.14)       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period                     $6.88       $6.45      $7.30                   $2.84      $2.87      $3.02        $2.98
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                      12.60%      (6.62%)     6.33%                   5.55%      1.26%      6.17%       (0.19%)
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets,
    end of period
    (in millions)                       $33         $26        $27                     $48        $54        $76           $3
11. Average net assets
    for the period
    (in millions)                       $29         $28        $16                     $47        $60        $37           $1
12. Ratio of gross
    expenses to average
    net assets                         0.70%        N/A        N/A                    0.66%       N/A        N/A          N/A
13. Ratio of net
    expenses to average
    net assets                         0.65%(3)   0.65%(3)    0.75%(3,4)              0.65%(5)   0.65%(5)   0.83%(4,5)   1.00%(4)(5)
14. Ratio of net
    investment income
    to average net assets              5.43%      5.20%       4.58%                   6.67%      6.08%      4.86%        3.22%
15. Portfolio turnover rate             164%       160%        124%                    337%       346%       372%           7%
------------------------------------------------------------------------------------------------------------------------------------


(1)  Fiscal period from May 3, 1993 (inception) to October 31, 1993.
(2)  Fiscal period from September 1, 1992 (inception) to October 31, 1992.
(3) The ratio of net expenses to average net assets was 1.31% in 1995, 1.41% in 1994 and 1.60% in 1993 before waiver of certain Fund expenses.
4) The ratio of net expenses to average net assets reflects the Fund's previous expense limit of 1.00%. This limit was reduced to .65% as of August 1, 1993.
(5) The ratio of net expenses to average net assets was 1.23% in 1995, 1.15% in 1994, 1.40% in 1993 and 2.50% in 1992 before waiver of certain Fund expenses.




                                              Janus                          Janus                              Janus
                                           Money Market             Government Money Market             Tax-Exempt Money Market
                                              Fund                           Fund                               Fund
                                       1996         1995(1)             1996       1995(1)            1996             1995(1)
                                   [TO BE FILED                     [TO BE FILED                  [TO BE FILED
    Investor Shares                BY AMENDMENT]                    BY AMENDMENT]                 BY AMENDMENT]
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period                             $1.00                          $1.00                               $1.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment
    operations:
 2. Net investment income                             .04                            .04                                 .02
 3. Net gains or (losses)
    on securities
    (both realized and
    unrealized)                                        --                             --                                  --
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                                        .04                            .04                                 .02
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net
    investment income)                               (.04)                          (.04)                               (.02)
 6. Distributions (from
    capital gains)                                     --                             --                                  --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                              (.04)                          (.04)                               (.02)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period                                   $1.00                          $1.00                               $1.00
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                                     3.95%                          3.90%                               2.40%
------------------------------------------------------------------------------------------------------------------------------------
10. Average net assets
    for the period
    (in millions)              $                     $461         $                  $87          $                     $57
11. Net assets,
    end of period
    (in thousands)                               $643,219                       $119,307                            $67,479
12. Ratio of expenses
    to average net assets                            0.60%(2)                       0.60%(2)                           0.60%(2)
13. Ratio of net
    investment income
    to average net assets                            5.56%                          5.40%                              3.38%
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from February 15, 1995 (inception) to October 31, 1995.
(2) The ratio of expenses to average net assets was 0.70% before voluntary reduction of fees.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.


Net asset value ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a Fund's shares over the fiscal period, but not its total return. The Money Market Funds' NAV is expected to be $1.00.


Net investment income is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. Dividends (from net investment income) is the per share amount that a Fund paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) is the per share amount that a Fund paid from net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.


Ratio of net expenses to average net assets is the total of a Fund's operating expenses divided by its average net assets for the stated period. Ratio of gross expenses to average net assets does not reflect reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest with a Fund's custodian.


Ratio of net investment income to average net assets is a Fund's net investment income divided by its average net assets for the stated period.


Portfolio turnover rate is a measure of the amount of a fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a fund's portfolio securities. The Money Market Funds do not calculate portfolio turnover.



JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

THE FIXED-INCOME FUNDS IN DETAIL


To help you decide which Fixed-Income Fund is appropriate for you, this section takes a closer look at the Fixed-Income Funds' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques, as well as the risk spectrum on page 2. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Fixed-Income Fund.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fixed-Income Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Fixed-Income Fund's objective or policies, you should consider whether that Fixed-Income Fund remains an appropriate investment for you.

--------------------------------------------------------------------------------

A SHAREHOLDER'S INVESTMENT HORIZON IS THE AMOUNT OF TIME YOU SHOULD PLAN TO HOLD YOUR INVESTMENT IN A FUND TO MAXIMIZE THE POTENTIAL FOR REALIZING THE FUND'S OBJECTIVE.

--------------------------------------------------------------------------------

THE JANUS FIXED-INCOME FUNDS ARE DESIGNED FOR THOSE INVESTORS WHO PRIMARILY SEEK CURRENT INCOME.

FIXED-INCOME FUNDS

Investment Objective:
  Janus Flexible Income Fund .....................................  Total Return
  Others ...............................................................  Income
Primary Holdings: .................................  Income-Producing Securities
Shareholder's Investment Horizon:
  Janus Short-Term Bond Fund ......................  Short- to Intermediate-Term
  Others ...........................................  Intermediate- to Long-Term

JANUS FLEXIBLE INCOME FUND

The  investment  objective  of this  Fund is to  obtain  maximum  total  return, consistent with preservation of capital. This Fund pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Fund will invest at least 80% of its assets in income-producing securities.

Janus Flexible Income Fund may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, indexed/structured securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Fund may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest. The Fund may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.


Janus Flexible Income Fund may invest without limit in foreign securities, including those of corporate and government issuers. The Fund may invest without limit in high-yield/high-risk securities and may have substantial holdings of such securities. The Fund may invest without limit in mortgage- and asset-backed securities and up to 10% in zero coupon, pay-in-kind and step coupon securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on pages 11-12.


The Fund may purchase defaulted debt securities if, in the opinion of Janus Capital, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near term. Defaulted debt securities may be illiquid and subject to the Fund's limit on illiquid investments.


JANUS HIGH-YIELD FUND

The primary investment objective of this Fund is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by this Fund or from a general lowering of interest rates, or both. This Fund pursues its objectives by investing primarily in high-yield/high-risk fixed-income securities. This Fund will normally invest at least 65% of its total assets in those securities. In addition, the Fund may invest in all of the types of securities previously described under Janus Flexible Income Fund (except this Fund may invest without limit in zero coupon, pay-in-kind and step coupon securities).

The high yields sought by this Fund are expected to result primarily from investments in longer-term, lower quality corporate bonds, commonly referred to as "junk" bonds. This Fund considers lower quality securities to be securities rated below investment grade by established rating agencies or unrated securities of comparable quality. Securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") are below investment grade. Lower quality securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in interest rates, economic conditions and the issuer's credit-worthiness. As



JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997
a result, their market prices tend to fluctuate more than higher quality securities of comparable maturity. Additional risks of lower quality securities are described under "Additional Risk Factors" on page 11.


JANUS FEDERAL TAX-EXEMPT FUND

The investment objective of this Fund is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. Because of this emphasis, capital appreciation is not a significant investment consideration. However, to the extent that capital gains are realized, they are subject to federal income tax. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund is designed for investors who seek a higher after-tax yield than comparable investing in taxable securities.

Municipal securities in which the Fund may invest include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, certificates of participation (not to exceed 10% of assets), inverse floaters (not to exceed 5% of assets), instruments with demand features, tender option bonds and standby commitments.

At times, this Fund may invest more than 25% of its assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may invest more than 25% of its assets in industrial development bonds.


Subject to the policies above, the Fund may invest up to 25% of its assets in mortgage- and asset-backed securities and up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. The Fund will invest less than 35% of its net assets in high-yield/high-risk securities.


JANUS SHORT-TERM BOND FUND


The investment objective of this Fund is to seek as high a level of current income as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. Under normal circumstances, it is expected that this Fund's dollar-weighted average portfolio effective maturity will not exceed three years.

Effective maturity is the weighted average period over which a security's principal is expected to be paid. It differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range. See the question and answer section below for a more detailed discussion of the Fund's maturity policy.

Janus Short-Term Bond Fund will normally invest at least 65% of its assets in debt securities. Subject to this policy and subject to its maturity limits, the Fund may invest in the types of securities previously described under Janus Flexible Income Fund except that the Fund will invest less than 35% of its net assets in high-yield/ high-risk securities and its investments in mortgage- and asset-backed securities will not exceed 25% of assets.

ALL FIXED-INCOME FUNDS

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. In addition, each Fund may use futures, options, swaps and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on pages 11-12. When its portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of any Fund may increase and the Fund may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 10.


THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS FIXED-INCOME FUNDS.

HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

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WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?
The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Fund. Some types of bonds, such as mortgage-backed securities and securities with call provisions, may also have an "effective maturity" that is shorter than the stated date. With respect to GNMA securities and other mortgage-backed securities, effective maturity is likely to be substantially less than the stated maturities of the mortgages in the underlying pools. With respect to obligations with call provisions, effective maturity is typically the next



JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997
call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


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WHAT IS MEANT BY A FUND'S "DURATION"?
A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

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HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?
Each Fixed-Income Fund may vary the average-weighted maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. A Fund's average-weighted maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on pages 11-12.

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WHAT IS MEANT BY "CREDIT QUALITY"?
Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

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HOW IS CREDIT QUALITY MEASURED?
Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.

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WHAT IS A HIGH-YIELD/ HIGH-RISK SECURITY?
A high-yield security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

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WHAT RISKS DO HIGH-YIELD/HIGH-RISK SECURITIES PRESENT?
High-yield securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in economic and industry conditions and the issuer's creditworthiness. Their market prices tend to fluctuate more than higher quality securities as a result of changes in these factors.

The default rate of lower quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. In addition, there may be a smaller market for lower quality securities than for higher quality securities, making lower quality securities more difficult to sell promptly at an acceptable price.

The junk bond market can experience sudden and sharp price swings and thus, investors should be willing to tolerate significant and sudden changes in the Fund's NAV.


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WHAT ARE THE TAX ADVANTAGES OF INVESTING IN JANUS FEDERAL TAX-EXEMPT FUND?
Most regular income dividends you receive from Janus Federal Tax-Exempt Fund generally will not be subject to federal income tax. Additionally, your state may not tax the portion of this Fund's income derived from obligations issued by your state (if any). Capital gains distributed by this Fund are taxable to you. See "Distributions" and "Taxes" on pages 26-27. The higher your income tax level is, the more you will benefit from tax-exempt investing.

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HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER?

The chart below shows that the Fixed-Income Funds differ substantially in terms of the type, credit quality and interest rate risk of the securities in which they invest.


                                   Primary                               Interest Rate
                                   Investment Type      Credit Risk      Risk
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Janus Flexible Income Fund         Corporate Bonds      High             High
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Janus High-Yield Fund              Corporate Bonds      Highest          Moderate
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Janus Federal                      Municipal
  Tax-Exempt Fund                  Securities           Moderate         High
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Janus Short-Term
  Bond Fund                        Corporate Bonds      Moderate         Low
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JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Fixed-Income Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Fixed-Income Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Fixed-Income Funds may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Fixed-Income Funds may also invest in money market funds (including funds managed by Janus Capital). Janus Federal Tax-Exempt Fund may invest in such securities even though they may be federally taxable. When a Fixed-Income Fund's investments in cash or similar investments increase, a Fund may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Fixed-Income Funds qualify as diversified funds under the 1940 Act. The Fixed-Income Funds are subject to the following diversification requirements:

o As a fundamental policy, no Fixed-Income Fund may own more than 10% of the outstanding voting shares of any issuer.


o As a fundamental policy, with respect to 75% of the total assets of each Fixed-Income Fund, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

o No Fund will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).


INDUSTRY CONCENTRATION
As a fundamental policy, no Fixed-Income Fund will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities and municipal obligations issued by governments or their subdivisions because the issuers of those securities are not considered a part of any industry).

PORTFOLIO TURNOVER
Each Fixed-Income Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fixed-Income Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Fixed-Income Fund may purchase securities in anticipation of relatively short-term price gains. A Fixed-Income Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Fixed-Income Funds' ability to engage in short-term trading if a security has been held for less than three months.

ILLIQUID INVESTMENTS

Each Fixed-Income Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Funds' Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.


BORROWING AND LENDING
Each Fixed-Income Fund may borrow money and lend securities or other assets, as follows:

o Each Fixed-Income Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o Each Fixed-Income Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

o As a fundamental policy, each Fixed-Income Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Fixed-Income Fund intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES

INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Fixed-Income Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.


o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fixed-Income Fund's assets from that country. The Fixed-Income Funds may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.


o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.


Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.


FUTURES, OPTIONS AND
OTHER DERIVATIVE INSTRUMENTS
Each Fixed-Income Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fixed-Income Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fixed-Income Funds may also use derivative instruments for non-hedging purposes such as seeking to increase income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fixed-Income Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fixed-Income Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fixed-Income Fund worse off than if it had not entered into the position.

Although the Fixed-Income Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.


When a Fixed-Income Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.


HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (Standard & Poor's and Moody's). Please refer to Appendix B for a description of rating categories.


The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Fixed-Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.


The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.


The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Fixed-Income Funds must recognize a computed amount of interest income and pay dividends to shareholders even though they have received no cash. In some instances, the Fixed-Income Funds may have to sell securities to have sufficient cash to pay the dividends.


SHORT SALES
Each Fixed-Income Fund may engage in "short sales against the box," which involves selling a security that a Fund owns (or has the right to obtain securities equivalent in kind and amount to the securities sold short) for delivery at a specified date in the future, to hedge against anticipated declines in the market price of portfolio securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


SPECIAL SITUATIONS
Each Fixed-Income Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

THE MONEY MARKET FUNDS IN DETAIL

INVESTMENT OBJECTIVES

The investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES

The Money Market Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital, pursuant to procedures adopted by the Trustees. Each Money Market Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.


Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Money Market Fund will not invest more than 5% of its total assets in the securities of any one issuer. A guarantor is not considered an issuer for the purpose of this limit provided that the value of all securities held by a Money Market Fund that are issued or guaranteed by that institution does not exceed 10% of the Money Market Fund's total assets. Until pending amendments to Rule 2a-7 become effective, up to 25% of Janus Tax-Exempt Money Market Fund's total assets may be invested without regard to the foregoing limitations. A Money Market Fund may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, no Money Market Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Money Market Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.


RATINGS

High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Money Market Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's, Moody's, and certain other NRSROs are contained in Appendix B. A further description of the Money Market Funds' investment policies is included in the Money Market Funds' SAI.


Although each Money Market Fund only invests in high quality money market instruments, an investment in a Money Market Fund is subject to risk even if all securities in a Money Market Fund's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND


Janus Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. The Fund may also invest in U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.


DEBT OBLIGATIONS
The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates' current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS
The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997
dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

EURODOLLAR OR YANKEE OBLIGATIONS
The Fund may invest in Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES
The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES
The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND

Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES
U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the credit-worthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND

Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of the value of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (See "Taxable Investments").

MUNICIPAL SECURITIES
The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the Money Market Funds' SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997
issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists, that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL LEASES
The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE INVESTMENTS
As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below covering any of the securities described in items (i)-(iii) above or any other obligations of the U.S. government, its agencies or instrumentalities.

COMMON INVESTMENT TECHNIQUES

PARTICIPATION INTERESTS
The Money Market Funds may invest in participation interests in any type of security in which the Money Market Funds may invest. A participation interest gives a Money Market Fund an undivided interest in the underlying securities in the proportion that the Money Market Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

DEMAND FEATURES

The Money Market Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


VARIABLE AND FLOATING RATE SECURITIES
The securities in which the Money Market Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997
which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Money Market Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Money Market Funds, as well as other money market rates of interest. The Money Market Funds will not purchase securities whose values are tied to interest rates or indicies that are not appropriate for the duration and volatility standards of a money market fund.


MORTGAGE- AND
ASSET-BACKED SECURITIES
Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the
Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS
Each Money Market Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Money Market Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE REPURCHASE AGREEMENTS
Each Money Market Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Money Market Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests, or to earn additional income on portfolio securities.

DELAYED DELIVERY SECURITIES
Each Money Market Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Money Market Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Money Market Fund has the intention of taking possession of the securities, but a Money Market Fund may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING
Each Money Market Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Money Market Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Money Market Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties; however, the Money Market Funds do not currently intend to engage in securities lending. Each Money Market Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

SHAREHOLDER'S MANUAL


This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services and features may be modified or discontinued without shareholder approval or prior notice.



HOW TO GET IN TOUCH WITH JANUS


If you have any questions while reading this Prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.


--------------------------------------------------------------------------------
MINIMUM INVESTMENTS*
     To open a new account ............................. $2,500
     To open a new retirement or
       UGMA/UTMA account ................................. $500
     To open a new account with
       an Automatic Investment Program ................... $500**
     To add to any type of an account .................... $100

**The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

**There is a $100 minimum for each subsequent investment.

--------------------------------------------------------------------------------

TYPES OF ACCOUNT OWNERSHIP


If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing the New Account Application. To request an application, call 1-800-525-3713.


o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.


RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income and capital gains from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under age 70 1/2 with earned income to contribute up to the lesser of $2,000 or 100% of compensation annually. Please refer to the Janus Funds IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

HOW TO OPEN YOUR JANUS ACCOUNT

Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus Funds. Send all items to one of the following addresses:



Janus Funds
P.O. Box 173375
Denver, CO 80217-3375


For Overnight Carrier
Janus Funds
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811


INVESTOR SERVICE CENTERS
Janus Funds offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209


HOW TO PURCHASE SHARES

PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o    All purchases must be made in U.S. dollars.

o    Checks must be drawn on U.S. banks and made payable to Janus Funds.

o If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

o If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

o    The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Once you have opened your Janus account, the minimum amount for an additional investment is $100. You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

o    AUTOMATIC MONTHLY
     INVESTMENT PROGRAM
     You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

o    PAYROLL DEDUCTION

     If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.


o    SYSTEMATIC EXCHANGE
     With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING
To request an exchange in writing, please follow the instructions for written requests on page 20.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
o Except for Systematic Exchanges, new accounts established by exchange must meet the $2,500 minimum, or be for the total account value if less than $2,500.
o Exchanges between existing accounts must meet the $100 subsequent investment requirement.

o You may make four exchanges out of each non-Money Market Fund during a calendar year (exclusive of Systematic Exchanges) free of charge. There is currently no limit on exchanges out of the Money Market Funds.

o Exchanges between accounts will be accepted only if the registrations are identical.
o If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.
o Be sure that you read the prospectus for the Fund into which you are exchanging.

o The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are believed to be detrimental to the Funds.
o An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-tax deferred account. Because the Money Market Funds seek to maintain a stable net asset value per share, it is not anticipated that a sale of Shares of the Money Market Funds will produce a taxable gain or loss.


QUICK ADDRESS AND TELEPHONE REFERENCE


MAILING ADDRESS
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT CARRIER
Janus Funds
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

JANUS INTERNET ADDRESS
http://www.JanusFunds.com


JANUS INVESTOR SERVICES       1-800-525-3713
To speak to a service representative

JETS(R)                       1-800-525-6125
For 24-hour access to account and
Fund information.

TDD                           1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.


JANUS QUOTELINE(R)            1-800-525-0024
For automated daily quotes on Fund share prices, yields and total returns.

JANUS LITERATURE LINE         1-800-525-8983
To request a prospectus, shareholder reports or marketing materials.

HOW TO REDEEM SHARES

On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING
To request a redemption in writing, please follow the instructions for written requests on page 20.

BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 daily from your account by simply calling 1-800-525-3713 by 4:00 p.m. New York time.


SYSTEMATIC REDEMPTION OPTION
Systematic Redemption Options allow you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.


PAYMENT OF REDEMPTION PROCEEDS

o    By Check
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

o    ELECTRONIC TRANSFER

     If you have established this option, your redemption proceeds can be electronically transferred to your predesignated bank account on the second bank business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.


o    BY WIRE

     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next bank business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.



JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FIXED-INCOME FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 18 and must include the following information: o the name of the Fund(s) o the account number(s) o the amount of money or number of shares being redeemed o the name(s) on the account o the signature(s) of all registered account owners o your daytime telephone number

SIGNATURE REQUIREMENTS
BASED ON ACCOUNT TYPE
o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.
o UGMA or UTMA: Written instructions must be signed by the custodian in his/ her capacity as it appears in the account registration.
o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.
o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
o Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES


All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market closes before the NYSE.


For the Fixed-Income Funds, securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


For the Money Market Funds, portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

See your Fund's SAI for more detailed information.


SIGNATURE GUARANTEE

In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable: o The redemption exceeds $100,000.

o    You  would  like  the  check  made   payable  to  anyone   other  than  the
     shareholder(s) of record.

o You would like the check mailed to an address which has been changed within 10 days of the redemption request.

o You would like the check mailed to an address other than the address of record.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A
SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

SHAREHOLDER SERVICES
AND ACCOUNT POLICIES

JANUS ELECTRONIC TELEPHONE
SERVICE (JETS(R))

JETS, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain your account balance, to confirm your last transaction or dividend posted to your account, to order duplicate account or tax statements, to reorder Money Market Fund checks, to exchange your shares or to purchase shares. JETS can be accessed by calling 1-800-525-6125. Calls on JETS are limited to seven minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.JanusFunds.com. You can access information such as your account balance and the Funds' NAVs through the Web site. In addition, you may request and/ or download a Janus funds prospectus.

CHECK WRITING PRIVILEGE
Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling 1-800-525-3713. (There is no checkwriting privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. Checks may be written for any amount over but not less than $250 per check. Purchases made by check or the Automatic Monthly Investment Program may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.


ACCOUNT MINIMUMS

Minimum account sizes are noted on page 17. An account established on or before February 18, 1996 is required to meet the minimum balances in effect when the account was established ($1,000 for regular accounts and $250 for retirement and UGMA/UTMA accounts). An active Automatic Monthly Investment (AMI) on any such account exempted it from any minimum initial investment requirement and continues to do so. In addition, an active AMI on these accounts may continue at $50 per month, provided there is no interruption in the AMI program. All other subsequent investments must meet the $100 required minimum.

Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 17 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September. The $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.


TRANSACTIONS THROUGH
PROCESSING ORGANIZATIONS

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. The Processing Organization may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. The Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.


TAXPAYER IDENTIFICATION NUMBER
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

SHARE CERTIFICATES

(FIXED-INCOME FUNDS ONLY)

Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Fixed-Income Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997
requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.


Share certificates are not available for the Money Market Funds in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.


INVOLUNTARY REDEMPTIONS

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.


TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.


It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of purchases and exchanges, calling the JETS line.


TEMPORARY SUSPENSION OF SERVICES
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information, call 1-800-525-3713.

STATEMENTS AND REPORTS

Investors participating in an automatic investment program will receive quarterly confirmations of all transactions and dividends. The Funds will send you a confirmation statement after every non-systematic transaction. Tax information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.


Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

MANAGEMENT OF THE FUNDS

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER


Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.


Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments.


Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital. The Funds pay all of their expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described below.)

ADMINISTRATOR

Each of the Money Market Funds has entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Money Market Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Money Market Funds and pays the salaries, fees and expenses of Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Agreements include custody and transfer agency services.

INVESTMENT PERSONNEL

Sharon S. Pichler is Executive Vice President and portfolio manager of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, each of which she has managed since inception. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler is a Chartered Financial Analyst.


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Sandy R. Rufenacht is Executive Vice President and portfolio manager of Janus Short-Term Bond Fund, which he has managed since January 1996. Since June 1996 he has served as Executive Vice President and co-manager of Janus High-Yield Fund and Janus Flexible Income Fund. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management of these funds. He holds a Bachelor of Arts in Business from the University of Northern Colorado.


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Ronald V. Speaker is Executive Vice President and co-manager of Janus Flexible Income Fund, which he has managed since December 1991 and Janus High-Yield Fund which he has managed since inception. He previously managed Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inceptions through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.


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Darrell W. Watters is Executive Vice President and portfolio manager of Janus Federal Tax-Exempt Fund, which he has managed since January 1996. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He holds a Bachelor of Arts in Economics from Colorado State University.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

FIXED-INCOME FUNDS
Each Fund pays Janus Capital a management fee which is accrued daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):

                                                        Average Daily Net       Annual Rate        Expense Limit
         Fee Schedule                                   Assets of Fund          Percentage (%)     Percentage (%)
------------------------------------------------------------------------------------------------------------------------------------
         Janus Flexible Income Fund                     First $300 Million       .65               1.00*
                                                        Over $300 Million        .55
------------------------------------------------------------------------------------------------------------------------------------

         Janus High-Yield Fund                          First $300 Million       .75               1.00*
                                                        Over $300 Million        .65

------------------------------------------------------------------------------------------------------------------------------------
         Janus Federal Tax-Exempt Fund                  First $300 Million       .60                .65*
                                                        Over $300 Million        .55
------------------------------------------------------------------------------------------------------------------------------------
         Janus Short-Term Bond Fund                     First $300 Million       .65                .65*
                                                        Over $300 Million        .55
------------------------------------------------------------------------------------------------------------------------------------

     *Janus Capital will waive certain fees and expenses to the extent that total expenses exceed the stated limits. Janus Capital may modify or terminate such waivers at any time upon 90 days' notice to the Trustees. You will be notified of any changes in these limits.


Each Fixed-Income Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Operating Expenses table on page 3 lists the management fees and total operating expenses of each Fund for the most recent fiscal year.


MONEY MARKET FUNDS

Each of the Money Market Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Money Market Fund. However, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Money Market Fund will be calculated at the annual rate of 0.10% of the value of each Money Market Fund's average daily net assets. Janus Capital may modify or terminate such waiver at any time upon 90 days' notice to the Trustees. You will be notified of any change in this limit.


Janus Capital is paid a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the value of the average daily net assets of each Money Market Fund attributable to Shares for services rendered pursuant to the Administration Agreements.

PERSONAL INVESTING

Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.


PORTFOLIO TRANSACTIONS


Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Fund as a factor in the selection of broker-dealers. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.



JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

OTHER SERVICE PROVIDERS
The following parties provide the Funds with other services.



CUSTODIAN FOR THE
FIXED-INCOME FUNDS
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

CUSTODIAN FOR THE
MONEY MARKET FUNDS
United Missouri Bank, N.A.
P.O. Box 419226
Kansas City, Missouri 64141-6226


TRANSFER AGENT

Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375


DISTRIBUTOR

Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus  Service  Corporation  and  Janus  Distributors,   Inc.  are  wholly-owned
subsidiaries of Janus Capital.


OTHER INFORMATION

ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.


As of the date of this Prospectus, the Trust offers 19 separate series. Each of the Money Market Funds currently offer three classes of shares. This prospectus only describes the Investor Shares of the Money Market Funds. Institutional Shares of the Money Market Funds are available only to investors meeting the minimum investment requirement of $250,000. Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-525-3713. This Prospectus describes seven series of the Trust; the other series are offered by separate prospectuses.


SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF FUNDS
The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Fund. The Trust's shareholders of record on April 30, 1992, and the initial shareholder(s) of all Funds created after April 30, 1992, have voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of the shareholders of the Funds is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Funds believe the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
DISTRIBUTIONS

TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES EACH FUND TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED BY ITS INVESTMENTS ANNUALLY. A FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.

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THE FIXED-INCOME FUNDS
While distributions for the Fixed-Income Funds are paid monthly, the income dividends for these Funds are declared daily, Saturdays, Sundays and holidays included, and are generally paid as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. An investor will begin accruing income dividends the day after a purchase is effective. If shares are redeemed, the investor will receive all dividends accrued through the day of the redemption. Capital gains, if any, are declared and paid in December.

HOW DISTRIBUTIONS
AFFECT A FUND'S NAV

Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Flexible Income Fund declared a dividend in the amount of $0.25 per share. If Janus Flexible Income Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are a taxable event and not a value-enhancing event. Capital gains distributions, if any, for Janus Federal Tax-Exempt Fund will be taxable.


"BUYING A DIVIDEND"
If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.


THE MONEY MARKET FUNDS

For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus
Government Money Market Funds and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund) will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market closes before 4:00 p.m.


DISTRIBUTION OPTIONS


When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing or calling 1-800-525-3713. The Funds offer the following options:

1. Reinvestment Option. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.
2. Cash Option. You may receive your income dividends and capital gains distributions in cash.
3. Reinvest And Cash Option (the Fixed-Income Funds only). You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4.   Redirect   Option.   You  may  direct  your   dividends  or  capital  gains
     distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.


The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.



JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

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TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred retirement accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS

Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.


Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.

TAXATION OF THE FUNDS
Dividends, interest and some capital gains received by a Fixed-Income Fund on foreign securities may be subject to tax withholding or other foreign taxes. Any foreign taxes paid by a Fund will be treated as an expense to the particular Fund or passed through to shareholders as a foreign tax credit, depending on particular facts and circumstances. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

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PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Funds measure performance in terms of yield.


Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period (7-day period for the Money Market Funds) by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of such period. Yield does not include changes in NAV.


Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.


Effective yield is similar to yield in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Tax-equivalent yield or total return (for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund) shows the before-tax yield or total return that an investor would have to earn to equal the Funds' tax-free yield or total return. It is calculated by dividing a Fund's tax-free yield or total return by the result of one minus a stated federal tax rate.


Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 4 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

THE FUNDS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT YIELD OR TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

APPENDIX A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

Certificates of Participation ("COPs") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.


Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. For example, the Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.


Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Funds to recognize income associated with a PFIC prior to the actual receipt of any such income.


Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.


Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.


Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests, to earn additional income on portfolio securities, such as Treasury bills or notes, or for other temporary or emergency purposes.


Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Standby commitments are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.


Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


Tender option bonds are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES


Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.



JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

APPENDIX B

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

Bond Rating                   Explanation
--------------------------------------------------------------------------------
Investment Grade
AAA                           Highest rating;  extremely  strong capacity to pay
                              principal and interest.
AA                            High   quality;   very  strong   capacity  to  pay
                              principal and interest.
A                             Strong  capacity to pay  principal  and  interest;
                              somewhat more  susceptible to the adverse  effects
                              of changing circumstances and economic conditions.
BBB                           Adequate  capacity to pay  principal and interest;
                              normally exhibit adequate  protection  parameters,
                              but  adverse   economic   conditions  or  changing
                              circumstances  more  likely to lead to a  weakened
                              capacity to pay  principal  and interest  than for
                              higher rated bonds.
Non-Investment Grade
BB,  B,                       Predominantly  speculative  with  respect  to  the
CCC, CC, C                    issuer's  capacity to meet  required  interest and
                              principal   payments.   BB  -  lowest   degree  of
                              speculation;   C   -   the   highest   degree   of
                              speculation.      Quality      and      protective
                              characteristics  outweighed by large uncertainties
                              or major risk exposure to adverse conditions.
D                             In default.
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.
Investment Grade
Aaa                           Highest  quality,  smallest  degree of  investment
                              risk.
Aa                            High  quality;   together  with  Aaa  bonds,  they
                              compose the high-grade bond group.
A                             Upper-medium  grade  obligations;  many  favorable
                              investment attributes.
Baa                           Medium-grade obligations; neither highly protected
                              nor poorly secured.  Interest and principal appear
                              adequate  for the present  but certain  protective
                              elements may be lacking or may be unreliable  over
                              any great length of time.
Non-Investment Grade
Ba                            More   uncertain,   with   speculative   elements.
                              Protection of interest and principal  payments not
                              well safeguarded during good and bad times.
B                             Lack  characteristics  of  desirable   investment;
                              potentially  low assurance of timely  interest and
                              principal   payments  or   maintenance   of  other
                              contract terms over time.
Caa                           Poor  standing,  may be in  default;  elements  of
                              danger  with  respect  to  principal  or  interest
                              payments.
Ca                            Speculative in a high degree;  could be in default
                              or have other marked shortcomings.
C                             Lowest-rated;  extremely  poor  prospects  of ever
                              attaining investment standing.
--------------------------------------------------------------------------------
Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY


During the fiscal period ended October 31, 1996, the percentage of securities holdings for Janus Flexible Income Fund and Janus High-Yield Fund by rating category based upon a weighted monthly average was:



Bonds - S&P Rating            Janus Flexible Income Fund            Bonds - S&P Rating                Janus High-Yield Fund
[TO BE FILED BY AMENDMENT]                                          [TO BE FILED BY AMENDMENT]
AAA                                                    %            AAA                                                   %
AA                                                     %            AA                                                    %
A                                                      %            A                                                     %
BBB                                                    %            BBB                                                   %
BB                                                     %            BB                                                    %
B                                                      %            B                                                     %
CCC                                                    %            CCC                                                   %
CC                                                     %            CC                                                    %
C                                                      %            C                                                     %
Preferred Stock                                        %            Preferred Stock                                       %
Cash and Options                                       %            Cash and Options                                      %
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                               100%            TOTAL                                              100%
------------------------------------------------------------------------------------------------------------------------------------


No other Fund held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended October 31, 1996.


JANUS INCOME FUNDS COMBINED PROSPECTUS                         February 17, 1997

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CONTENTS

--------------------------------------------------------------------------------
THE FUND AT A GLANCE
Brief description of the Fund                                                  1
--------------------------------------------------------------------------------
EXPENSE INFORMATION
The Fund's annual operating expenses                                           1
Financial  Highlights-a summary
   of financial data                                                           2
--------------------------------------------------------------------------------
THE FUND IN DETAIL

Investment Objective                                                           3

General Portfolio Policies                                                     4
Additional Risk Factors                                                        5
--------------------------------------------------------------------------------
PERFORMANCE TERMS
An Explanation of
   Performance Terms                                                           6
--------------------------------------------------------------------------------
SHAREHOLDER'S MANUAL
Types of Account Ownership                                                     7
How to Open Your Janus Account                                                 8
How to Purchase Shares                                                         8
How to Exchange Shares                                                         9
How to Redeem Shares                                                           9
Shareholder Services
   and Account Policies                                                       10

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

Investment Adviser and
   Portfolio Manager                                                          12

Management Expenses                                                           12
Portfolio Transactions                                                        13
Other Service Providers                                                       13
Other Information                                                             13
--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
Distributions                                                                 14
Taxes                                                                         14
--------------------------------------------------------------------------------
APPENDIX A
Glossary of Investment Terms                                                  15


                                     [LOGO]
                               JANUS VENTURE FUND

                               100 Fillmore Street

                              Denver, CO 80206-4928
                                 1-800-525-3713
                            http://www.JanusFunds.com

                                February 17, 1997




Janus Venture Fund (the "Fund") is a no-load, diversified mutual fund that seeks capital appreciation. The Fund normally invests at least 50% of its equity assets in securities of small-sized companies.

THE FUND HAS DISCONTINUED PUBLIC SALES OF ITS SHARES TO NEW INVESTORS, BUT SHAREHOLDERS WHO MAINTAIN OPEN FUND ACCOUNTS ARE STILL ABLE TO MAKE INVESTMENTS IN THE FUND AND REINVEST ANY DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. CURRENT SHAREHOLDERS MAY ALSO OPEN ADDITIONAL FUND ACCOUNTS UNDER CERTAIN CONDITIONS. IF A FUND ACCOUNT IS CLOSED, HOWEVER, ADDITIONAL INVESTMENTS IN THE FUND MAY NOT BE POSSIBLE. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 7. The Fund may resume sale of its shares to new investors in the future, although it has no current intention to do so.

The Fund is a portfolio of Janus Investment Fund (the "Trust"), which is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Fund that you should consider before investing. Please read it carefully and keep it for future reference.


Additional information about the Fund is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1997, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Fund at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov. that contains the SAI, material incorporated by reference, and other information regarding the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

THE FUND
AT A GLANCE

INVESTMENT OBJECTIVE:

The Fund seeks capital appreciation.

PRIMARY HOLDINGS:

A diversified fund that invests primarily in common stocks with an emphasis on securities of small-sized companies.

SHAREHOLDER'S
INVESTMENT HORIZON:

The Fund is designed for long-term investors who seek capital appreciation and who can tolerate the greater risks associated with investments in foreign and domestic common stocks. The Fund is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER:


Janus Capital Corporation ("Janus Capital") serves as the Fund's investment adviser. Janus Capital has been in the investment advisory business for over 26 years and currently manages approximately $45 billion in assets.

FUND MANAGER:

James P. Goff


FUND INCEPTION:

April 30, 1985

EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

     Maximum sales load imposed on purchases                             None
     Maximum sales load imposed on reinvested dividends                  None
     Deferred sales charges on redemptions                               None
     Redemption fees*                                                    None

     Exchange fee                                                        None


* There is an $8 service fee for redemptions by wire.



ANNUAL FUND OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

--------------------------------------------------------------------------------

Management Fee                             .68%
Other Expenses                             .21%
--------------------------------------------------------------------------------
Total Fund Operating Expenses              .89%
--------------------------------------------------------------------------------
(1) The information in the table above is based on expenses before expense offset arrangements for the fiscal year ended October 31, 1996.




EXAMPLE

--------------------------------------------------------------------------------
                                     1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

Assume you invest $1,000, the Fund
returns 5% annually and its expense
ratio remains as listed  above.
This example shows the operating
expenses that you would indirectly
bear as an investor in the Fund.     $9          $28         $49        $110
--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Fund's financial statements since October 1, 1990. Their report is included in the Fund's Annual Report, which is incorporated by reference into the SAI. Expense and income ratios and portfolio turnover rates have been annualized for periods of less than one year. Total returns for periods of less than one year are not annualized.


                                        1996
                                   [TO BE FILED BY
                                     AMENDMENT]        1995    1994    1993 1992(1) 1992(2) 1991(2) 1990(2) 1989(2) 1988(2) 1987(2)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period                              $52.86  $53.25  $47.74  $45.96 $45.05  $37.90  $36.97  $28.11 $34.63  $30.78
------------------------------------------------------------------------------------------------------------------------------------
    Income from
    investment operations:
 2. Net investment income                              0.05    0.11    0.66    0.17   0.36    0.44    0.28    0.33   1.50    0.12
 3. Net gains or (losses)
    on securities
    (both realized and unrealized)                     9.49    4.40    6.72    1.61   4.23    7.71    3.44   10.05  (3.70)   6.25
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                                         9.54    4.51    7.38    1.78   4.59    8.15    3.72   10.38  (2.20)   6.37
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net
    investment income)                                (0.03)  (0.53)  (1.16)     --  (0.25)  (0.11)  (0.44)  (1.52) (0.15)  (0.19)
 6. Distributions (from
    capital gains)                                    (2.84)  (4.37)  (0.71)     --  (3.43)  (0.89)  (2.35)     --  (4.17)  (2.33)
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                               (2.87)  (4.90)  (1.87)     --  (3.68)  (1.00)  (2.79)  (1.52) (4.32)  (2.52)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period                                    $59.53  $52.86  $53.25  $47.74 $45.96  $45.05  $37.90  $36.97 $28.11  $34.63
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                                      19.24%   9.23%  15.76%   3.87%  9.90%  22.28%  10.46%  38.73% (4.56%) 22.76%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period
    (in millions)                                    $1,753  $1,550  $1,837  $1,545 $1,510    $893    $256     $58    $34     $46
11. Average net assets
    for the period
    (in millions)                                    $1,613  $1,563  $1,793  $1,496 $1,382    $427    $127     $40    $35     $37
12. Ratio of gross expenses
    to average net assets                              0.92%    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
13. Ratio of net expenses
    to average net assets                              0.91%   0.96%   0.97%  1.07%   1.00%   1.04%   1.16%   1.28%  1.41%   1.44%
14. Ratio of net investment income
    to average net assets                              0.29%   0.27%   1.29%   1.32%  1.20%   2.10%   1.24%   1.10%  5.11%   0.40%
15. Portfolio turnover rate                             113%    114%    139%    124%   166%    167%    184%    219%   299%    250%
16. Average commission rate           $                 N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from August 1, 1992 to October 31, 1992.
(2) The Fund's prior fiscal year ended on July 31st of each year.


UNDERSTANDING THE FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Fund's Annual Report contains additional information about the Fund's performance, including a comparison to an appropriate securities index. For a copy of the Annual Report, call 1-800-525-8983.


Net asset value ("NAV") is the value of a single share of the Fund. It is computed by adding the value of all of the Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights table represents the change in value of a Fund share over the fiscal period, but not its total return.


Net investment income is the per share amount of dividends and interest income earned on securities held by the Fund, less Fund expenses. Dividends (from net investment income) is the per share amount that the Fund paid from net investment income.


Net gains or (losses) on securities is the per share increase or decrease in value of the securities the Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) is the per share amount that the Fund paid from net realized gains.


Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purpose of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. THE FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLE.


Ratio of net expenses to average net assets is the total of the Fund's operating expenses divided by its average net assets for the stated period. Ratio of gross expenses to average net assets does not reflect reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian.


Ratio of net investment income to average net assets is the Fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of the Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Fund's portfolio securities.


Average commission rate is the total of the Fund's agency commissions paid on equity securities trades divided by the number of shares purchased.



JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

THE FUND IN DETAIL

This section takes a closer look at the Fund's investment objective, policies and the securities in which it invests. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques and refer to Appendix A for a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Fund's investment objective, are not fundamental and may be changed by the Fund's Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you.

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The Fund pursues its objective by normally investing at least 50% of its equity assets in securities issued by small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized for the purposes of this policy. Subject to the above policy, the Fund may also invest in larger companies.

TYPES OF INVESTMENTS


The Fund invests primarily in common stocks with an emphasis on securities of small-sized companies. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. The Fund may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities. The Fund may invest up to 25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. The Fund will invest less than 35% of its assets in high-yield/high-risk securities. The Fund may also purchase high-grade commercial paper; certificates of deposit; and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Fund may also invest in short-term debt securities, including money market funds managed by Janus Capital, as a means of receiving a return on idle cash.

When the Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. When the Fund's cash position increases, it might not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. The Fund may use options, futures and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 5. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.


THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE FUND.

HOW ARE COMMON STOCKS SELECTED?

The Fund may invest substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. The portfolio manager generally takes a "bottom up" approach to building the portfolio. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.


--------------------------------------------------------------------------------

ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

Generally, yes. The portfolio manager seeks companies that meet his selection criteria regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 5.


--------------------------------------------------------------------------------

WHAT IS THE MAIN RISK OF INVESTING IN A COMMON STOCK FUND?
The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers, such as those in which the Fund invests, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 5.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

WHAT IS MEANT BY "MARKET CAPITALIZATION"?
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for the Fund.

--------------------------------------------------------------------------------

HOW DOES THE FUND TRY TO REDUCE RISK?

Diversification of the Fund's assets reduces the effect of any single holding on its overall portfolio value. The Fund may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Fund may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on page 5. To the extent that the Fund holds a larger cash position, it might not participate in market declines to the same extent as if it had remained more fully invested in common stocks.


GENERAL PORTFOLIO POLICIES

In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Fund qualifies as a diversified fund under the 1940 Act and is subject to the following requirements:

o As a fundamental policy, the Fund may not own more than 10% of the outstanding voting shares of any issuer.

o As a fundamental policy, with respect to 75% of its total assets, the Fund will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.


o The Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).


INDUSTRY CONCENTRATION

As a fundamental policy, the Fund will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).


PORTFOLIO TURNOVER

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Fund's ability to engage in short-term trading if the security has been held for less than three months.

ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Fund's Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper.


BORROWING AND LENDING
The Fund may borrow money and lend securities or other assets, as follows:

o The Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o The Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, the Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

The Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. There is no assurance that such permission will be granted.

JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

ADDITIONAL RISK FACTORS

INVESTMENTS IN SMALLER COMPANIES

SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

The Fund may invest in companies that have relatively small revenues, have a small share of the market for their products or services, or have limited geographic or product markets. Small companies may lack depth of management, they may be unable to generate internally funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small companies held by the Fund may have limited trading markets that may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

SPECIAL SITUATIONS

The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


FOREIGN SECURITIES

INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but most foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. The Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.


o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country. The Fund may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.


o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.


Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.


FUTURES, OPTIONS AND
OTHER DERIVATIVE INSTRUMENTS
The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase the Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

o the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;


o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgement proves incorrect.

When the Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

The value of lower quality securities generally is more dependent on the ability of the company to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. In addition, companies issuing high-yield securities may be more vulnerable to real or perceived economic changes, political changes or other developments adverse to the company and lower quality securities may have less liquid markets than higher quality securities. Investments in companies issuing high-yield securities are considered to be more speculative than higher quality investments.


Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

Please refer to the SAI for a description of bond rating categories.

SHORT SALES
The Fund may each engage in "short sales against the box," which involves selling a security that the Fund owns (or has the right to obtain securities equivalent in kind and amount to the securities sold short) for delivery at a specified date in the future, to hedge against anticipated declines in the market price of portfolio securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.


See Appendix A for risks associated with certain other investments.

--------------------------------------------------------------------------------

PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Fund generally measures performance in terms of total return.

Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

THE FUND IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

SHAREHOLDER'S MANUAL


This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services and features may be modified or discontinued without shareholder approval or prior notice.


--------------------------------------------------------------------------------

Although the Fund has discontinued public sales of its shares to new investors, shareholders who maintain open accounts will be able to continue to purchase shares and reinvest any dividends and capital gains distributions in additional shares. In addition, the Fund will continue to accept new accounts which are opened under taxpayer identification numbers that are identical to those for existing Fund accounts.

Once a Fund account is closed, it may not be reopened. An account may be considered closed and subject to redemption by the Fund in the circumstances discussed under "Involuntary Redemptions" on page 11.


HOW TO GET IN TOUCH WITH JANUS


If you have any questions while reading this Prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.


--------------------------------------------------------------------------------
MINIMUM INVESTMENTS*
     To open a new account ............................  $2,500
     To open a new retirement or
       UGMA/UTMA account ................................  $500
     To open a new account with
       an Automatic Investment Program ..................  $500**
     To add to any type of an account ...................  $100
*The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

**There is a $100 minimum for each subsequent investment.

--------------------------------------------------------------------------------

TYPES OF ACCOUNT OWNERSHIP


As discussed above, the Fund will accept new accounts opened under taxpayer identification numbers identical to those on current Fund accounts. You can establish the following types of accounts by completing the New Account Application. To request an application, call 1-800-525-3713.


o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/ UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.


RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income and capital gains from current income taxes. A contribution to these plans may also be tax deductible. Distributions from retirement plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Fund. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under the age of 70 1/2 with earned income to contribute up to the lesser of $2,000 or 100% of compensation annually. Please refer to the Janus Funds IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

HOW TO OPEN YOUR JANUS ACCOUNT

If you are a current Fund shareholder and want to open another Fund account, complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus Funds. Send all items to one of following addresses:


Janus Funds
P.O. Box 173375
Denver, CO 80217-3375


For Overnight Carrier
Janus Funds
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811


INVESTOR SERVICE CENTERS
Janus Funds offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209


HOW TO PURCHASE SHARES

PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o    All purchases must be made in U.S. dollars.

o    Checks must be drawn on a U.S. bank and made payable to Janus Funds.

o If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

o If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

o    The Fund reserves the right to reject any specific purchase request.

If your purchase is cancelled you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100. You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

o    AUTOMATIC MONTHLY
     INVESTMENT PROGRAM
     You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.


o    PAYROLL DEDUCTION
     If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.


o    SYSTEMATIC EXCHANGE
     With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING
To request an exchange in writing, please follow the instructions for written requests on page 10.

BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
o Except for Systematic Exchanges, new accounts established by exchange must meet the $2,500 minimum, or be for the total account value if less than $2,500.
o Exchanges between existing accounts must meet the $100 subsequent investment requirement.
o You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges) free of charge.
o Exchanges between accounts will be accepted only if the registrations are identical.
o If the shares you are exchanging are held in certificate form, you must return the certificate to the Fund prior to making any exchanges.
o    Be sure to read the prospectus for the fund into which you are exchanging.

o The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are believed to be detrimental to the Fund.

o An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

QUICK ADDRESS AND TELEPHONE REFERENCE


MAILING ADDRESS
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT CARRIER
Janus Funds
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

JANUS INTERNET ADDRESS
http://www.JanusFunds.com


JANUS INVESTOR SERVICES       1-800-525-3713
To speak to a service representative

JETS(R)                       1-800-525-6125
For 24-hour access to account and
Fund information.

TDD                           1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.


JANUS  QUOTELINE(R)           1-800-525-0024
For automated daily quotes on Fund share prices, yields and total returns.

JANUS  LITERATURE  LINE       1-800-525-8983
To request a prospectus, shareholder
reports or marketing materials.

HOW TO REDEEM SHARES

On any business day, you may redeem all or a portion of your shares. REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS AND IF A TOTAL REDEMPTION IS MADE ADDITIONAL INVESTMENTS IN YOUR FUND ACCOUNT MIGHT NOT BE POSSIBLE.

If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING
To request a redemption in writing, please follow the instructions for written requests noted on page 10.

BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 daily from your account by simply calling 1-800-525-3713 by 4:00 p.m. New York time.


SYSTEMATIC REDEMPTION OPTION
Systematic Redemption Options allow you to redeem a specific dollar amount from your Fund account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.


PAYMENT OF REDEMPTION PROCEEDS

o    BY CHECK
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

o    ELECTRONIC TRANSFER

     If you have established this option, your redemption proceeds can be electronically transferred to your predesignated bank account on the second business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.



JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

o    BY WIRE
     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS
To redeem all or part of your shares in writing, your request should be sent to one of the addresses listed on page 8 and must include the following information:

o    the name of the Fund
o    the account number
o    the amount of money or number of shares being redeemed
o    the name(s) on the account registration
o    the signature(s) of all registered account owners
o    your daytime telephone number

o    SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.
o UGMA or UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.
o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.
o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
o Trust: Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.


SIGNATURE GUARANTEE

In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

o    The redemption exceeds $100,000.
o You would like the check made payable to anyone other than the shareholder(s) of record.
o You would like the check mailed to an address which has been changed within 10 days of the redemption request.
o You would like the check mailed to an address other than the address of record.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A
SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

SHAREHOLDER SERVICES
AND ACCOUNT POLICIES

JANUS ELECTRONIC TELEPHONE
SERVICE (JETS(R))
JETS, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain your account balance, to confirm your last transaction or dividend posted to your account, to order duplicate account or tax statements, to reorder money market fund checks, to exchange your


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997
shares or to purchase shares. JETS can be accessed by calling 1-800-525-6125. Calls on JETS are limited to seven minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.JanusFunds.com. You can access information such as your account balance and the Fund's NAV through the Web site. In addition, you may request and/or download a Janus funds prospectus.


ACCOUNT MINIMUMS

Minimum account sizes are noted on page 7. An account established on or before February 18, 1996 is required to meet the minimum balances in effect when the account was established ($1,000 for regular accounts and $250 for retirement and UGMA/UTMA accounts). An active Automatic Monthly Investment (AMI) on any such account exempted it from any minimum initial investment requirement and continues to do so. In addition, an active AMI on these accounts may continue at $50 per month, provided there is no interruption in the AMI program. All other subsequent investments must meet the $100 required minimum.

Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 7 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September. The $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.


TRANSACTIONS THROUGH
PROCESSING ORGANIZATIONS


You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. A Processing Organization may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. The Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.


TAXPAYER IDENTIFICATION NUMBER
On your application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.


SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.


TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.


It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, or in the case of purchases and exchanges, calling the JETS line.


TEMPORARY SUSPENSION OF SERVICES
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions or other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information call 1-800-525-3713.

STATEMENTS AND REPORTS

Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. (Dividend information will be distributed annually.) The Fund will send you a confirmation statement after every non-systematic transaction. Tax information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.


Financial reports for the Fund, which include a list of the Fund's portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

MANAGEMENT OF THE FUND

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet at least quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER


Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.


Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.


PORTFOLIO MANAGER

James P. Goff is Executive Vice President and portfolio manager of the Fund. Mr. Goff joined Janus Capital in 1988. He has managed Janus Enterprise Fund since its inception in September 1992 and co-managed the Fund from December 1993 to December 1996. Effective January 1, 1997, he became sole portfolio manager of the Fund. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


--------------------------------------------------------------------------------


PERSONAL INVESTING

Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund or Janus Capital's other advisory clients. See the SAI for more detailed information.

BREAKDOWN OF MANAGEMENT EXPENSES


The Fund pays Janus Capital a management fee which is accrued daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay. The Fund's management fee schedule (expressed as an annual rate) is set out in the chart below.

Average Daily Net                  Annual Rate
Assets of Fund                     Percentage (%)
--------------------------------------------------------------------------------
First $ 30 Million                 1.00
Next $270 Million                   .75
Next $200 Million                   .70
Over $500 Million                   .65
--------------------------------------------------------------------------------


The actual management fee paid by the Fund for the fiscal year ended October 31, 1996 was .68% of the value of the Fund's average daily net assets. The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.



JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of the Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of the Fund as a factor in the selection of broker-dealers. The Fund's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Fund with administrative and other services.



CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus  Service  Corporation  and  Janus  Distributors,   Inc.  are  wholly-owned
subsidiaries of Janus Capital.


OTHER INFORMATION

ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.


As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. The Fund became a series of the Trust on August 7, 1992. It was previously known as Janus Venture Fund, Inc., a Maryland corporation. All references in this Prospectus to the Fund prior to the above date are to its predecessor entity and all references after such date are to the series of the Trust.

The Trust currently offers the other 18 series by other prospectuses.


SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called specifically for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of just the Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF THE FUND
The Fund has discontinued sales of its shares because its management believes that a substantial increase in size may adversely affect the Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions. See the Shareholder's Manual beginning on page 7.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the Fund. The Fund's shareholders of record on April 30, 1992, and the initial shareholder(s) of all series of the Trust created after April 30, 1992, voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of the shareholders of the Fund is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

DISTRIBUTIONS


TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES THE FUND TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED BY ITS INVESTMENTS ANNUALLY. THE FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.


HOW DISTRIBUTIONS AFFECT
THE FUND'S NAV

Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are a taxable event and not a value-enhancing event.


"BUYING A DIVIDEND"
If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing or calling 1-800-525-3713. The Fund offers the following options:

1.   Reinvestment  Option.  You may reinvest  your income  dividends and capital
     gains   distributions  in  additional  shares.   This  option  is  assigned
     automatically if no other choice is made.

2. Cash Option. You may receive your income dividends and capital gains distributions in cash.

3. Reinvest And Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. Redirect Option. You may direct your dividends or capital gains to purchase shares of another Janus fund.


The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


--------------------------------------------------------------------------------
TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following discussion does not apply to tax-deferred retirement accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.

TAXATION OF THE FUND
Dividends, interest and some capital gains, received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. Any foreign taxes paid by the Fund will be treated as an expense to the Fund or passed through to shareholders as a foreign tax credit, depending on particular facts and circumstances. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

APPENDIX A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.


Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. For example, the Fund may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.


Common stock represents a share of ownership in a company, and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Fund to recognize income associated with a PFIC prior to the actual receipt of any such income.


Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.


Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.


Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually heavy redemption requests, to earn additional income on portfolio securities, such as Treasury bills or notes, or for other temporary or emergency purposes.


Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Standby commitments are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from their face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Warrants are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.


Zero coupon bonds are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


II. FUTURES, OPTIONS
AND OTHER DERIVATIVES


Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.


Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instrument and may be more volatile than the underlying instrument. The Fund bears the market risk of an investment in the underlying instrument, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.


JANUS VENTURE FUND PROSPECTUS                                  February 17, 1997

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                                     [LOGO]

                             JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND

                              Institutional Shares

                               100 Fillmore Street

                              Denver, CO 80206-4928

                                  (800) 29JANUS


                                February 17, 1997




Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds") are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements. Each Fund is a separate series of Janus Investment Fund (the "Trust"), an open-end management investment company.

Each Fund invests exclusively in high quality money market instruments. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

The Shares are offered with no sales charges, commissions, redemption fees, Rule 12b-1 fees or deferred sales charges. The minimum initial investment is $250,000. There is no minimum amount required for subsequent investments. For complete details on how to purchase, redeem and exchange Shares, please see the Shareholder's Guide beginning at page 10.


This prospectus contains information about the Shares that prospective investors should consider before investing and should be read carefully and retained for future reference. Additional information about the Shares is contained in the Statement of Additional Information ("SAI") dated February 17, 1997, which is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by writing or calling the Funds at the address or telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.



CONTENTS

--------------------------------------------------------------------------------
FEE TABLE
     ........................................................................  2
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
     .......................................................................  3
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES,
POLICIES AND TECHNIQUES
     ........................................................................  4
--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
     ........................................................................  7
--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
     ........................................................................  8
--------------------------------------------------------------------------------
PERFORMANCE
     ........................................................................  9
--------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
     ........................................................................  9
--------------------------------------------------------------------------------
SHAREHOLDER'S GUIDE
How to Open an Account ...................................................... 10
Purchasing Shares ........................................................... 10
How to Exchange Shares ...................................................... 11
How to Redeem Shares ........................................................ 11
Special Shareholder Services
   and Other Information .................................................... 12


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES (Applicable to each Fund)

     Sales Load Imposed on Purchases                                     None
     Sales Load Imposed on Reinvested Dividends                          None
     Deferred Sales Load                                                 None
     Redemption Fees                                                     None
     Exchange Fee                                                        None



ANNUAL OPERATING EXPENSES*
(Expressed as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Management Fee      Other Expenses    Total Operating Expenses
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Institutional Shares                   .10%                .05%                   .15%
Janus Government Money Market Fund - Institutional Shares        .10%                .05%                   .15%
Janus Tax-Exempt Money Market Fund - Institutional Shares        .10%                .05%                   .15%
------------------------------------------------------------------------------------------------------------------------------------

*The information in the table above is based on expenses for the fiscal period ended October 31, 1996, net of fee waivers from the investment adviser. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses would have been .20%, .15% and .35%, respectively. Janus Capital may modify or terminate the waivers at any time upon 90 days' notice to the Trustees. See "Investment Adviser and Administrator" for a more detailed discussion of the fees.


EXAMPLE
You would indirectly pay the following expenses on a $1,000 investment, assuming expense ratios remain as listed above and assuming a 5% annual return, with or without redemption at the end of each period:

------------------------------------------------------------------------------------------------------------------------------------
                                                                       1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Institutional Shares                           $2            $5             $8             $19
Janus Government Money Market Fund - Institutional Shares                $2            $5             $8             $19
Janus Tax-Exempt Money Market Fund - Institutional Shares                $2            $5             $8             $19
------------------------------------------------------------------------------------------------------------------------------------

THE EXPENSES IN THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

The purpose of the preceding table and example is to assist the investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. These expenses are described in greater detail under "Investment Adviser and Administrator."

JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

FINANCIAL HIGHLIGHTS

The information below is for fiscal periods ending October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements and their report is included in the Funds' Annual Report, which is incorporated by reference into the SAI. Expense and income ratios have been annualized while total returns have not been annualized.


                                                                                       Janus                       Janus
                                                             Janus                  Government                  Tax-Exempt
                                                         Money Market              Money Market                Money Market
                                                             Fund                      Fund                        Fund

                                                      1996         1995(1)        1996        1995(1)        1996         1995(1)
                                                 [TO BE FILED BY             [TO BE FILED BY            [TO BE FILED BY
      Institutional Shares                         AMENDMENT]                  AMENDMENT]                 AMENDMENT]
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                           $1.00                      $1.00                       $1.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                                            .03                        .03                         .02
 3. Net gains or (losses) on securities
    (both realized and unrealized)                                    --                         --                          --
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                                 .03                        .03                         .02
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)                          (.03)                      (.03)                       (.02)
 6. Distributions (from capital gains)                                --                         --                          --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                                             (.03)                      (.03)                       (.02)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period                                 $1.00                      $1.00                       $1.00
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return                                                    3.25%                      3.20%                       2.09%
------------------------------------------------------------------------------------------------------------------------------------
10. Average net assets for the period (millions)                    $202                        $25                          $1
11. Net assets, end of period (in thousands)                    $304,952                    $44,164                     $11,192
12. Ratio of expenses to average net assets                         0.15%(2)                   0.15%(2)                    0.15%(2)
13. Ratio of net investment income
    to average net assets                                           5.86%                      5.75%                       3.82%
------------------------------------------------------------------------------------------------------------------------------------


(1) Period from April 14, 1995 (inception) through October 31, 1995.

(2) The ratio was .35% before voluntary reduction of fees.



JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval. Shareholders will be notified of material changes in investment objectives or policies. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental and may not be changed without shareholder approval.

INVESTMENT OBJECTIVES

The investment objective of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES

The Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Funds' investment adviser ("Janus Capital"), pursuant to procedures adopted by the Trustees. Each Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.


Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Fund will not invest more than 5% of its total assets in the securities of any one issuer. A guarantor is not considered an issuer for the purpose of this limit, provided that the value of all securities held by a Fund that are issued or guaranteed by that institution does not exceed 10% of the Fund's total assets. Until pending amendments to Rule 2a-7 become effective, up to 25% of Janus Tax-Exempt Money Market Fund's total assets may be invested without regard to the foregoing limitations. A Fund may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.


RATINGS
High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and certain other NRSROs are contained in the SAI, as is a further description of the Funds' investment policies.

Although each Fund only invests in high quality money market instruments, an investment in a Fund is subject to risk even if all securities in its portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND


Janus Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. The Fund may also invest in U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.


DEBT OBLIGATIONS
The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by the guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS
The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings and loan associations)


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997
having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

EURODOLLAR OR YANKEE OBLIGATIONS
The Fund may invest in Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES
The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES
The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND

Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES
U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND

Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of the value of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/ reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (see "Taxable Investments").

MUNICIPAL SECURITIES
The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL LEASES
The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE INVESTMENTS
As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below covering any of the securities described in items (i)-(iii) above or any other obligations of the U.S. government, its agencies or instrumentalities.

COMMON INVESTMENT TECHNIQUES

PARTICIPATION INTERESTS
The Funds may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives a Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

DEMAND FEATURES

The Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


VARIABLE AND FLOATING RATE SECURITIES
The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997
or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND
ASSET-BACKED SECURITIES
Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the
Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS
Each Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests, or to earn additional income on portfolio securities.

DELAYED DELIVERY SECURITIES
Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Fund has the intention of taking possession of the securities, but a Fund may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING
Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties; however, the Funds do not currently intend to engage in securities lending. Each Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.

INVESTMENT ADVISER AND ADMINISTRATOR

INVESTMENT ADVISER

Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, the President and Chairman of the
Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.


Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital may modify or terminate the waiver at any time upon 90 days' notice to the Trustees.



JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

ADMINISTRATOR


Each of the Funds has also entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Administration Agreements include custody and transfer agency services. Janus Capital is paid an administration fee, calculated daily and paid monthly, at the annual rate of 0.15% of the value of the average daily net assets of each Fund attributable to Shares for services rendered pursuant to the Administration Agreements. Janus Capital has agreed to waive a portion of its fee and accordingly, the administration fee paid by the Shares will be calculated at the annual rate of 0.05% of the value of each Fund's average daily net assets attributable to the Shares. Janus Capital may modify or terminate this waiver upon 90 days' notice to the Trustees.


Each Fund pays all of its expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by brokers and dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Funds' transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. The Funds' Trustees have also authorized the Funds to place portfolio transactions on an agency basis with a broker-dealer that is affiliated with Janus Capital. Agency trades, if any, that are placed with such affiliated party serve to reduce certain expenses of the Funds. The SAI further explains the selection of broker-dealers.

PERSONAL INVESTING


Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds and
Janus  Capital's  other  advisory  clients.   See  the  SAI  for  more  detailed
information.


DISTRIBUTIONS AND TAXES

Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund or wired to a predesignated bank account at the election of the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.

Shares purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for the Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.

Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund) will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

The Funds reserve the right to require purchase and redemption requests prior to these times on days when the bond market closes before 4:00 p.m. (New York time).

Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax advisor regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

PERFORMANCE

The Shares may measure performance in several ways, including "yield," "effective yield," and "tax equivalent yield" (for Janus Tax-Exempt Money Market Fund only). Yield is a way of showing the rate of income the Shares earn on investments as a percentage of the Share price. Yield represents the income, less expenses generated by an investment, in the Shares over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Shares of Janus Tax-Exempt Money Market Fund may also quote tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal such Shares' tax-free yield. A tax-equivalent yield is calculated by dividing such Shares' tax-exempt yield by the result of one minus a stated federal tax rate. Only that portion of the Fund's income that is tax-exempt is adjusted in this calculation.

Performance figures are based upon historical results and are not intended to indicate future performance.


MISCELLANEOUS INFORMATION

ORGANIZATION
Each Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was created on February 11, 1986. Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A second class of shares of each Fund, Service Shares, are available only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares of each Fund, Investor Shares, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Extended Services at 1-800-29JANUS.

PRINCIPAL SHAREHOLDERS

As of January 20, 1997, the following individuals and/or corporations owned more than 25% of the Shares of the following Funds: [INFORMATION TO BE FILED BY AMENDMENT] Thus, these shareholders may have power to control any vote of the Shares of the Fund.


TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

VOTING RIGHTS
The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for a specific class of shares, a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies or voting on matters when required by the 1940 Act. Separate votes are taken by a separate Fund (or a separate class of shares) only if a matter affects or requires the vote of just that Fund (or those shares). Shareholders are entitled to cast one vote for each Share they own.

CUSTODIAN, TRANSFER AGENT
AND DISTRIBUTOR
United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the custodian of the Funds' assets. The custodian holds each Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of each Fund.

Janus Service  Corporation,  P.O. Box 173375,  Denver,  Colorado  80217-3375,  a
wholly-owned   subsidiary  of  Janus  Capital,   provides  transfer  agency  and
shareholder services for the Funds.


Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Shares.





JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

SHAREHOLDER'S GUIDE

HOW TO OPEN AN ACCOUNT

ESTABLISHING YOUR ACCOUNT

The Application enclosed with this Prospectus describes the options available to
you  as  an  institutional   shareholder  of  the  Funds.  After  reviewing  the
Application carefully, complete, sign and forward it to:

Via Regular Mail              Via Express Mail - Overnight Delivery
Janus Funds                   Janus Funds
P.O. Box 173375               100 Fillmore Street

Denver, CO 80217-3375         Denver, CO 80206-4928

Attn:  Extended Services       Attn: Extended Services

Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase request.

You may set up your account for Investment Retirement Plan rollovers (in excess of $250,000) under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

Please refer to the Janus Funds IRA booklet for complete information regarding IRAs. You will need a special application to be enrolled in the plan. For an application and more details, call 1-800-525-3713.

TAXPAYER IDENTIFICATION NUMBERS

On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition, to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

DISTRIBUTION OPTIONS

Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

You must establish a Fund account and receive an account number before making purchases by wire. Requests to purchase Janus Money Market Fund and Janus Government Money Market Fund received before 3:00 p.m. (New York time) on a business day will receive dividends declared on the purchase date. Requests to purchase Janus Tax-Exempt Money Market Fund must be received before 12:00 p.m. (New York time) on a business day in order to receive the dividend declared on the day of purchase. In addition, the Funds' transfer agent must receive payment in federal funds by 4:00 p.m. (New York time). The Funds reserve the right to require purchase requests and payments prior to these times on days when the bond market closes before 4:00 p.m. (New York time). Purchase orders received after these times will receive the dividend declared the following day.

WIRE INSTRUCTIONS:

Request your bank to transmit immediately available funds by wire for purchase of Shares to the Funds' custodian bank as follows:

United Missouri Bank,  N.A.,  Kansas City,  Missouri
ABA # 101000695
BNF = Janus Money Market Funds Account # 9870610000
For credit to: Name of Shareholder: ____________________________________________
Shareholder Account No.:  ______________________________________________________
Name of Fund(s):  ______________________________________________________________

Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Janus Extended Services Team at 1-800-29JANUS when you intend to make a wire purchase.

The Funds do not charge any fees for transactions by wire in Shares of the Funds.

Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase request. If you have any questions, please call 1-800-29JANUS.

MINIMUM INVESTMENT

The minimum initial investment in the Shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not maintain the $250,000 minimum will be given the option of exchanging into Investor Shares or having their Shares redeemed.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

NET ASSET VALUE

The net asset value ("NAV") of the Shares is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that both the Exchange and the New York Federal Reserve Bank are open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

SHARE CERTIFICATES

Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

HOW TO EXCHANGE SHARES

The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds. If you would like more information regarding this option, please call the Janus Extended Services Team at 1-800-29JANUS.

HOW TO REDEEM SHARES

PARTIAL OR COMPLETE REDEMPTIONS

You may redeem all or a portion of your Shares on any business day. Your Shares will be redeemed at the NAV next calculated after your Fund has received your redemption request in good order and meeting all the requirements of this Prospectus. Proceeds of such redemption generally will be wired to your predesignated bank account as of the day of redemption, or, if that day is a bank holiday, on the next bank business day.

IN WRITING
To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

Via Regular Mail              Via Express Mail - Overnight Delivery
Janus Funds                   Janus Funds
P.O. Box 173375               100 Fillmore Street

Denver, CO 80217-3375         Denver, CO 80206-4928

Attn: Extended Services       Attn:  Extended Services

The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund.

For IRA shareholders, written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

BY TELEPHONE
Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and by 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund), a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market closes before 4:00 p.m. (New York time). There is no fee for redemptions by wire.

BY A FUND
Your account may be terminated by your Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, your Fund will notify you that you have 60 days to increase your account to the minimum required before redeeming your account.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

PORTFOLIO INFORMATION
You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

TELEPHONE INSTRUCTIONS
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

ACCOUNT ADDRESS AND NAME CHANGES
To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

STATEMENTS AND REPORTS
Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.

Twice each year you will receive the financial statements of the Funds, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Funds' Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time.

TEMPORARY SUSPENSION OF SERVICES

The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              February 17, 1997

CONTENTS

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FEE TABLE
     ........................................................................  1
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
     ........................................................................  2
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES,
POLICIES AND TECHNIQUES
     ........................................................................  2
--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
     ........................................................................  5
--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
     ........................................................................  6
--------------------------------------------------------------------------------
PERFORMANCE
     ........................................................................  7
--------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
     ........................................................................  8
--------------------------------------------------------------------------------
SHAREHOLDER'S GUIDE
Purchases ...................................................................  9
Redemptions .................................................................  9
Shareholder Communications ..................................................  9


                                     [LOGO]

                             JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND

                                 Service Shares

                               100 Fillmore Street
                              Denver, CO 80206-4923


                                February 17, 1997




Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds") are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs and similar programs provided to their customers. Each Fund is a separate series of Janus Investment Fund (the "Trust"), an open-end management investment company.

Each Fund invests exclusively in high quality money market instruments. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

The Shares are offered with no sales charges, commissions, redemption fees, Rule 12b-1 fees or deferred sales charges. There is a $250,000 initial investment minimum by each Financial Institution. The Financial Institution may aggregate investments by all of its customers to achieve this minimum. There is no minimum amount required for subsequent investments. For complete details on how to purchase, redeem and exchange Shares, please see the Shareholder's Guide beginning at page 9.


This prospectus contains information about the Shares that prospective investors should consider before investing and should be read carefully and retained for future reference. Additional information about the Shares is contained in the Statement of Additional Information ("SAI") dated February 17, 1997, which is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by writing or calling your Financial Institution.


THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES (Applicable to each Fund)

     Sales Load Imposed on Purchases                                     None
     Sales Load Imposed on Reinvested Dividends                          None
     Deferred Sales Load                                                 None
     Redemption Fees                                                     None
     Exchange Fee                                                        None



ANNUAL OPERATING EXPENSES(1)
(Expressed as a percentage of average net assets)

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                                                                           Management          Other        Total Operating
                                                                             Fee(1)        Expenses(1,2)      Expenses(1)
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Service Shares                                      0.10%            0.30%             0.40%
Janus Government Money Market Fund - Service Shares                           0.10%            0.30%             0.40%
Janus Tax-Exempt Money Market Fund - Service Shares                           0.10%            0.30%             0.40%
------------------------------------------------------------------------------------------------------------------------------------

(1) The fees and expenses in the table above are based on the estimated fees and expenses that the Service Shares of the Funds expect to incur in their initial fiscal year, net of fee waivers from the investment adviser.
     Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses for Service Shares are estimated to be 0.20%, 0.40% and 0.60%, respectively. Janus Capital may modify or terminate the waivers at any time upon 90 days' notice to the Trustees. See "Investment Adviser and Administrator" for a more detailed discussion of the fees.
(2) A portion of the administration fee included in "other expense" may be used to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. See "Administrator" for more details. Certain Financial Institutions may charge additional fees directly to their customers for other services. Consult your Financial Institution to determine whether it charges any additional fees.

EXAMPLE
You would indirectly pay the following expenses on a $1,000 investment, assuming expense ratios remain as listed above and assuming a 5% annual return, with or without redemption at the end of each period:

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                                                                                  1 Year                     3 Years
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Service Shares                                            $4                         $13
Janus Government Money Market Fund - Service Shares                                 $4                         $13
Janus Tax-Exempt Money Market Fund - Service Shares                                 $4                         $13
------------------------------------------------------------------------------------------------------------------------------------

THE EXPENSES IN THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

The purpose of the preceding table and example is to assist the investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. These expenses are described in greater detail under "Investment Adviser and Administrator."


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997

FINANCIAL HIGHLIGHTS


No Financial Highlights are presented for the Shares because the Shares did not commence operations until November 22, 1996.


INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval. Shareholders will be notified of material changes in investment objectives or policies. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental and may not be changed without shareholder approval.

INVESTMENT OBJECTIVES

The investment objective of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES

The Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Funds' investment adviser ("Janus Capital"), pursuant to procedures adopted by the Trustees. Each Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.


Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Fund will not invest more than 5% of its total assets in the securities of any one issuer. A guarantor is not considered an issuer for the purpose of this limit, provided that the value of all securities held by a Fund that are issued or guaranteed by that institution does not exceed 10% of the Fund's total assets. Until pending amendments to Rule 2a-7 become effective, up to 25% of Janus Tax-Exempt Money Market Fund's total assets may be invested without regard to the foregoing limitations. A Fund may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.


RATINGS
High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and certain other NRSROs are contained in the SAI, as is a further description of the Funds' investment policies.

Although each Fund only invests in high quality money market instruments, an investment in a Fund is subject to risk even if all securities in its portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND

Janus Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. The Fund may also invest in U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.

DEBT OBLIGATIONS

The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by the guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.



JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997

OBLIGATIONS OF FINANCIAL INSTITUTIONS
The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

EURODOLLAR OR YANKEE OBLIGATIONS
The Fund may invest in Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES
The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES
The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND

Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES
U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND

Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of the value of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (see "Taxable Investments").

MUNICIPAL SECURITIES
The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997
to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL LEASES
The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE INVESTMENTS
As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below covering any of the securities described in items (i)-(iii) above or any other obligations of the U.S. government, its agencies or instrumentalities.

COMMON INVESTMENT TECHNIQUES

PARTICIPATION INTERESTS
The Funds may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives a Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

DEMAND FEATURES
The Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

VARIABLE AND FLOATING RATE SECURITIES
The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997
at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND
ASSET-BACKED SECURITIES
Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the
Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS
Each Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests, or to earn additional income on portfolio securities.

DELAYED DELIVERY SECURITIES
Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Fund has the intention of taking possession of the securities, but a Fund may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING
Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties; however, the Funds do not currently intend to engage in securities lending. Each Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.

INVESTMENT ADVISER AND ADMINISTRATOR

INVESTMENT ADVISER

Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, the President and Chairman of the
Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997

Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital may modify or terminate the waiver at any time upon 90 days' notice to the Trustees.

ADMINISTRATOR

Each of the Funds has also entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Administration Agreements include custody and transfer agency services. Janus Capital is paid an administration fee, calculated daily and paid monthly, at the annual rate of 0.40% of the value of the average daily net assets of each Fund attributable to Shares for services rendered pursuant to the Administration Agreements. Janus Capital has agreed to waive a portion of its fee and accordingly, the administration fee paid by the Shares will be calculated at the annual rate of 0.30% of the value of each Fund's average daily net assets attributable to the Shares. Janus Capital may modify or terminate this waiver at any time upon 90 days' notice to the Trustees.

Each Fund pays all of its expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses.

Janus Capital may use all or a portion of its administration fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing other similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by brokers and dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Funds' transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. The Funds' Trustees have also authorized the Funds to place portfolio transactions on an agency basis with a broker-dealer that is affiliated with Janus Capital. Agency trades, if any, that are placed with such affiliated party serve to reduce certain expenses of the Funds. The SAI further explains the selection of broker-dealers.

PERSONAL INVESTING

Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds and
Janus  Capital's  other  advisory  clients.   See  the  SAI  for  more  detailed
information.

DISTRIBUTIONS AND TAXES

Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder pursuant to the options offered by the Financial Institution.

Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997
information regarding the tax status of income dividends and any capital gains distributions will be mailed to Financial Institutions who will forward the information to their customers for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax advisor regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

PERFORMANCE

The Shares may measure performance in several ways, including "yield," "effective yield," and "tax equivalent yield" (for Janus Tax-Exempt Money Market Fund only). Yield is a way of showing the rate of income the Shares earn on investments as a percentage of the Share price. Yield represents the income, less expenses generated by an investment, in the Shares over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Shares of Janus Tax-Exempt Money Market Fund may also quote tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal such Shares' tax-free yield. A tax-equivalent yield is calculated by dividing such Shares' tax-exempt yield by the result of one minus a stated federal tax rate. Only that portion of the Fund's income that is tax-exempt is adjusted in this calculation.

Performance figures are based upon historical results and are not intended to indicate future performance.


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997

MISCELLANEOUS INFORMATION

ORGANIZATION

Each Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was created on February 11, 1986. Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. A second class of shares, Institutional Shares of each Fund, are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Investor Shares of each Fund, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-29JANUS.

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

VOTING RIGHTS

The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for a specific class of shares, a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies or voting on matters when required by the 1940 Act. Separate votes are taken by a separate Fund (or a separate class of shares) only if a matter affects or requires the vote of just that Fund (or those shares). Shareholders are entitled to cast one vote for each Share they own.

CUSTODIAN, TRANSFER AGENT
AND DISTRIBUTOR

United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the custodian of the Funds' assets. The custodian holds each Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of each Fund.

Janus Service  Corporation,  P.O. Box 173375,  Denver,  Colorado  80217-3375,  a
wholly-owned   subsidiary  of  Janus  Capital,   provides  transfer  agency  and
shareholder services for the Funds.


Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Shares.



JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997

SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUNDS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH FINANCIAL INSTITUTIONS IN CONNECTION WITH TRUST ACCOUNTS, CASH MANAGEMENT PROGRAMS AND SIMILAR PROGRAMS. YOUR FINANCIAL INSTITUTION WILL PROVIDE YOU WITH INSTRUCTIONS ON PURCHASING OR REDEEMING SHARES.

The Financial Institutions are responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

PURCHASES

Purchases of Fund Shares may be made only through omnibus accounts of Financial Institutions in connection with trust accounts, cash management programs and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

All investments in the Funds are credited to a participating Financial Institution's omnibus account upon acceptance of the investment by a Fund. Investments will be processed at the NAV next determined after an order is received and accepted by a Fund.

Each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Fund. Any Fund may discontinue sales of its Shares if management believes that a substantial further increase may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing Financial Institution customers in that Fund would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

MINIMUM INVESTMENT

There is a $250,000 initial aggregate investment minimum by each Financial Institution. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Financial Institutions who do not maintain the $250,000 minimum will be given the option of requesting their customers to exchange into Investor Shares if the required minimum investment for Investor Shares is met or having their customers' Shares redeemed.

NET ASSET VALUE

The net asset value ("NAV") of the Shares is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that both the Exchange and the New York Federal Reserve Bank are open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

SHARE CERTIFICATES

Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares.

Shares of any Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund. Redemption proceeds will normally be wired to the participating Financial Institution the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment from their Financial Institution. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends October 31.


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           February 17, 1997

                                     [LOGO]

                              JANUS INVESTMENT FUND

                               100 Fillmore Street

                              Denver, CO 80206-4928

                                 (800) 525-3713
--------------------------------------------------------------------------------
                       Statement of Additional Information

                                February 17, 1997

--------------------------------------------------------------------------------


           GROWTH FUNDS                           FIXED-INCOME FUNDS
            Janus Fund                        Janus Flexible Income Fund
       Janus Enterprise Fund                     Janus High-Yield Fund
     Janus Equity Income Fund                Janus Federal Tax-Exempt Fund
        Janus Mercury Fund                    Janus Short-Term Bond Fund
        Janus Olympus Fund
        Janus Overseas Fund
         Janus Twenty Fund
       Janus Worldwide Fund


                                COMBINATION FUNDS
                               Janus Balanced Fund
                          Janus Growth and Income Fund


     This Statement of Additional Information ("SAI") pertains to the funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies (individually, a "Fund" and collectively, the "Funds"). Each Fund is managed separately by Janus Capital Corporation ("Janus Capital").


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus of each Fund dated February 17, 1997, which are incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses.

                              JANUS INVESTMENT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                        Page
--------------------------------------------------------------------------------
     Investment Policies, Restrictions and Techniques ..................   3
        Investment Objectives ..........................................   3
        Portfolio Policies .............................................   4
        Investment Restrictions Applicable to All Funds ................   4
        Investment Policies Applicable to Certain Funds ................   5
        Types of Securities and Investment Techniques ..................   6
          Illiquid Investments .........................................   6
          Zero Coupon, Pay-In-Kind and Step Coupon Securities ..........   6
          Pass-Through Securities ......................................   6

          Investment Company Securities ................................   7

          Depositary Receipts ..........................................   7
          Municipal Obligations ........................................   8
          Other Income-Producing Securities ............................   8
          Repurchase and Reverse Repurchase Agreements .................   8
          High-Yield/High-Risk Securities ..............................   8
          Futures, Options and Other Derivative Instruments ............   9
     Investment Adviser ................................................  15
     Custodian, Transfer Agent and Certain Affiliations ................  17
     Portfolio Transactions and Brokerage ..............................  18
     Officers and Trustees .............................................  20
     Purchase of Shares ................................................  23
        Net Asset Value Determination ..................................  23
        Reinvestment of Dividends and Distributions ....................  24
     Redemption of Shares ..............................................  24
     Shareholder Accounts ..............................................  24
        Telephone Transactions .........................................  24

        Systematic Redemptions .........................................  25

     Retirement Plans ..................................................  25
     Income Dividends, Capital Gains Distributions and Tax Status ......  25
     Principal Shareholders ............................................  26
     Miscellaneous Information .........................................  26
        Shares of the Trust ............................................  27
        Voting Rights ..................................................  27
        Independent Accountants ........................................  27
        Registration Statement .........................................  27
     Performance Information ...........................................  27
     Financial Statements ..............................................  29

     Appendix A ........................................................  30
        Explanation of Ratings Categories ..............................  30

--------------------------------------------------------------------------------

INVESTMENT POLICIES, RESTRICTIONS AND TECHNIQUES

     Each Fund's investment objective is discussed in the Prospectus and summarized below. There is no assurance that the Funds will achieve their respective objectives. The investment objectives of the Funds are not fundamental and may be changed by the Trustees without shareholder approval.

INVESTMENT OBJECTIVES

     Janus Fund is a diversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. Generally, this Fund emphasizes issuers with larger market capitalizations.

     Janus Enterprise Fund is a nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks. The Fund intends to normally invest at least 50% of its equity assets in securities issued by medium-sized companies (as defined in the Prospectus).


     Janus Equity Income Fund is a diversified fund that seeks current income and long-term growth of capital by investing primarily in income-producing equity securities.

     Janus Mercury Fund is a diversified fund that seeks long-term growth of capital by investing in common stocks of issuers of any size, including larger, well-established companies and/or smaller, emerging growth companies.

     Janus Olympus Fund is a nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and/or smaller, emerging growth companies.


     Janus Overseas Fund is a diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers of any size. The Fund normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States.

     Janus Twenty Fund is a nondiversified fund that seeks long-term growth of capital. Under normal conditions, this Fund concentrates its investments in a core position of 20-30 common stocks.

     Janus Worldwide Fund is a diversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of foreign and domestic issuers of any size. Janus Worldwide Fund normally invests in issuers from at least five different countries including the United States.

     Janus Balanced Fund is a diversified fund that seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Janus Balanced Fund normally invests 40-60% of its assets in securities selected primarily for growth potential and 40-60% of its assets in securities selected for their income potential.


     Janus Growth and Income Fund is a diversified fund that seeks both long-term capital growth and current income. Janus Growth and Income Fund places a stronger emphasis on the growth objective and normally invests up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential. In unusual circumstances, the Fund may reduce the growth component of its portfolio to 25% of its assets.


     Janus Flexible Income Fund is a diversified fund that seeks to maximize total return consistent with preservation of capital. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. Janus Flexible Income Fund invests in all types of income-producing securities. This Fund may have substantial holdings of debt securities rated below investment grade.


     Janus High-Yield Fund is a diversified fund that seeks high current income as its primary objective and capital appreciation as its secondary objective when consistent with the primary objective by investing in high-yield/high-risk fixed-income securities. The Fund emphasizes investments in high-yield corporate debt securities ("junk bonds") and may invest all of its assets in such securities.


     Janus Federal Tax-Exempt Fund is a diversified fund that seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It will normally invest at least 80% of its net assets in securities whose income is not subject to federal income tax.


     Janus Short-Term Bond Fund is a diversified fund that seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in short- and intermediate-term fixed-income securities. It will normally maintain an average weighted effective maturity not to exceed three years.

PORTFOLIO POLICIES


     The Funds' Prospectuses discuss the types of securities in which the Funds will invest, portfolio policies of the Funds and the investment techniques of the Funds. The Prospectuses include a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Fund's portfolio securities. The following table summarizes the portfolio turnover rates for the fiscal periods indicated. The information below is for fiscal years ended October 31.


                                                                        1996
Fund Name                                                    [TO BE FILED BY AMENDMENT]              1995
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                                              ___%                         118%
Janus Enterprise Fund                                                   ___%                         194%
Janus Equity Income Fund                                                ___%                          N/A
Janus Mercury Fund                                                      ___%                         201%
Janus Olympus Fund                                                      ___%                          N/A
Janus Overseas Fund                                                     ___%                         188%
Janus Twenty Fund                                                       ___%                         147%
Janus Worldwide Fund                                                    ___%                         142%
Janus Balanced Fund                                                     ___%                         185%
Janus Growth and Income Fund                                            ___%                         195%
Janus Flexible Income Fund                                              ___%                         250%
Janus High-Yield Fund                                                   ___%                          N/A
Janus Federal Tax-Exempt Fund                                           ___%                         164%
Janus Short-Term Bond Fund                                              ___%                         337%
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

     As  indicated  in  the  Prospectus,   the  Funds  are  subject  to  certain
fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. As fundamental policies, each of the Funds may not:


     (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets for Janus Twenty Fund, Janus Enterprise Fund and Janus Olympus Fund and as to seventy-five percent (75%) of the value of the total assets of the other Funds, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets. With respect to the other 50% of the value of their total assets, Janus Twenty Fund, Janus Enterprise Fund and Janus Olympus Fund may invest in the securities of as few as two issuers.

     (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities); provided, however, that for Janus Federal Tax-Exempt Fund this limitation does not apply to municipal obligations. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.


     (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

     (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (5) Lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

     The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:




     (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

     (b) The Funds do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.





     (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.





     (e) The Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     (f) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (g) The Funds may not invest in companies for the purpose of exercising control of management.


     For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.


     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission ("SEC").


INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

     Janus Balanced Fund. As an operational policy, at least 25% of the assets of Janus Balanced Fund normally will be invested in fixed-income senior securities, which include debt securities and preferred stock.

     Janus Flexible Income Fund. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

     Janus Federal Tax-Exempt Fund. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.


     Janus Short-Term Bond Fund. As an operational policy, this Fund will not invest in any debt security that, at the time of purchase, causes its portfolio of debt securities to have a dollar-weighted average, then remaining effective term to maturity of three years or more. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.


TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

ILLIQUID INVESTMENTS


     Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees of the Funds have authorized Janus Capital to make liquidity determinations with respect to its securities, including Rule 144A Securities, commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). With respect to municipal lease obligations, Janus Capital will also consider factors unique to municipal lease obligations including the general creditworthiness of the municipality, the importance of the property covered by the lease obligation and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.


ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES


     Each Fund may invest up to 10% (without limit for Janus High-Yield Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.


     Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES

     The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.


INVESTMENT COMPANY SECURITIES

     From time to time, a Fund may invest in securities of other investment companies, including money market funds managed by Janus Capital. The Funds' investments in such money market funds are subject to the terms of an exemptive order obtained by the Janus funds which currently provides that each Fund will limit its aggregate investment in a Janus money market fund to the greater of
(i) 5% of the investing Fund's total assets or (ii) $2.5 million. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act, which currently limits each Fund's investment in other investment companies to no more than 10% of the investing Fund's assets.


DEPOSITARY RECEIPTS

     The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

MUNICIPAL OBLIGATIONS

     The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

     The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES

     Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

     Variable and floating rate obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

     Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of their respective assets in inverse floaters.

     The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

     A Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

HIGH-YIELD/HIGH-RISK SECURITIES


     Janus Flexible Income Fund and Janus High-Yield Fund may invest without limit in corporate debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). No other Fund intends to invest 35% or more of its net assets in such securities. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

     Each Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit of each Fund unless its portfolio manager deems such securities to be the equivalent of investment grade securities.


     Subject to the above limits, each Fund may purchase defaulted securities only when their portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the respective portfolio manager's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Portfolio Securities. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


     The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.


     The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

     A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


     If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

     Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.

A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

     Options on Futures Contracts. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

     The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


     The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

     These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.


     The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.


     While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

     Options on Foreign Currencies. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

     Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

     The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

     The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


     Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.


     A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

     The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.


     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.
Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


     In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.


     A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

     An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

     The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

     Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


     Swaps and Swap-Related Products. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.


     There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

     Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

     Options  on  foreign   currencies   traded  on  Exchanges  are  within  the
jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER


     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each
Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

     The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

     Janus Fund, Janus Enterprise Fund, Janus Equity Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Twenty Fund, Janus Worldwide Fund, Janus Balanced Fund and Janus Growth and Income Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 1% of the first $30 million of the average daily net assets of each Fund, .75% of the next $270 million of the average daily net assets of each Fund, .70% of the next $200 million of the average daily net assets of each Fund and .65% of the average daily net assets of each Fund in excess of $500 million.

     Janus High Yield Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of .75% of the first $300 million of average daily net assets of the Fund and .65% of the average daily net assets in excess of $300 million. Janus Flexible Income Fund and Janus Short-Term Bond Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of .65% of the first $300 million of the average daily net assets of the Fund, plus .55% of the average daily net assets of the Fund in excess of $300 million. Janus Federal Tax-Exempt Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of .60% of the first $300 million of average daily net assets of the Fund and .55% of the average daily net assets in excess of $300 million. Janus Capital has agreed to waive the advisory fee payable by any of these Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for Janus Flexible Income Fund and Janus High-Yield Fund and .65% of the average daily net assets for a fiscal year for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund.


     The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods of each Fund. The information below is for fiscal years ended October 31.


                                                1996
                                     [TO BE FILED BY AMENDMENT]            1995                     1994
------------------------------------------------------------------------------------------------------------------------------------
Fund Name                             Advisory Fees   Waiver     Advisory Fees   Waiver    Advisory Fees  Waiver
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                                       $69,101,695          --   $61,177,249           --
Janus Enterprise Fund                                             $3,078,635          --    $2,094,593           --
Janus Equity Income Fund                      (3)                        N/A         N/A           N/A          N/A
Janus Mercury Fund                                                $7,719,633          --    $1,992,568           --
Janus Olympus Fund                            (4)                        N/A         N/A           N/A          N/A
Janus Overseas Fund                                                 $657,146          --   $169,279(1)           --
Janus Twenty Fund                                                $18,127,825          --   $20,307,767           --
Janus Worldwide Fund                                             $11,013,534          --    $8,562,262           --
Janus Balanced Fund                                                 $879,437          --      $722,711           --
Janus Growth and Income Fund                                      $3,703,827          --    $3,720,739           --
Janus Flexible Income Fund                                        $2,775,005          --    $2,659,291           --
Janus High-Yield Fund                         (4)                        N/A         N/A           N/A          N/A
Janus Federal Tax-Exempt Fund                                    $175,910(2)    $175,910      $170,306(2)  $170,306
Janus Short-Term Bond Fund                                          $307,992    $268,791      $387,295     $300,929
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(1) May 2, 1994 (inception) to October 31, 1994.
(2) Fee waiver by Janus Capital exceeded the advisory fee.
(3) June 28, 1996 (inception) to October 31, 1996.
(4) December 29, 1995 (inception) to October 31, 1996.

     The Advisory  Agreement  for each of the Funds  (except Janus Equity Income
Fund) was restated on May 21, 1996. The Advisory Agreement for Janus Equity Income Fund became effective on March 12, 1996. Each Advisory Agreement will continue in effect until June 16, 1997, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


     As indicated in the Prospectuses, Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.


     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS


     State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street and the foreign subcustodians selected by it and approved by the Trustees, have custody of the assets of the Funds held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of .16% of average net assets of each Fund and, in addition, $4 per open shareholder account for all of the Funds except Janus Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $2.56 per shareholder account for the growth and combination funds and $6.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds pay DST for the use of their portfolio and fund accounting system a base fee paid monthly between $250 to $1,250 per month based on the number of Janus funds utilizing the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Funds pay DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

     The Trustees have authorized the Funds to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through a credit against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."





     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

     In  selecting  brokers and dealers and in  negotiating  commissions,  Janus
Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.


     For the year ended October 31, 1996, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:


                                                              [TO BE FILED BY AMENDMENT]
Fund Name                                      Commissions           Transactions           % of Total Transactions
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                             $                         $                      %
Janus Enterprise Fund                                  $                         $                      %
Janus Equity Income Fund                               $                         $                      %
Janus Mercury Fund                                     $                         $                      %
Janus Olympus Fund                                     $                         $                      %
Janus Overseas Fund                                    $                         $                      %
Janus Twenty Fund                                      $                         $                      %
Janus Worldwide Fund                                   $                         $                      %
Janus Balanced Fund                                    $                         $                      %
Janus Growth and Income Fund                           $                         $                      %
Janus Flexible Income Fund(1)                          $                         $                      %
Janus High-Yield Fund(1)                               $                         $                      %
------------------------------------------------------------------------------------------------------------------------------------

(1) Most of the securities transactions for this Fund involved dealers acting as principal.

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

     Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

     The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

     The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on October 31st of each year:


                                         1996
                                    [TO BE FILED BY
Fund Name                             AMENDMENT]                     1995                         1994
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                            $                           $26,219,202               $18,108,124
Janus Enterprise Fund                 $                           $ 2,084,312               $ 1,249,083
Janus Equity Income Fund              $        (2)                         --                        --
Janus Mercury Fund                    $                           $ 5,712,916               $ 1,221,654
Janus Olympus Fund                    $        (3)                         --                        --
Janus Overseas Fund                   $                             $ 568,384                  $ 27,846(1)
Janus Twenty Fund                     $                           $ 7,647,982               $ 5,747,164
Janus Worldwide Fund                  $                           $ 7,493,192               $ 1,125,206
Janus Balanced Fund                   $                             $ 305,855               $   198,976
Janus Growth and Income Fund          $                           $ 1,498,178               $ 1,013,550
Janus Flexible Income Fund            $                             $  35,138                  $ 31,399
Janus High-Yield Fund                 $        (3)                         --                        --
Janus Short-Term Bond Fund            $                            $    6,548                        --
------------------------------------------------------------------------------------------------------------------------------------

(1) May 2, 1994 (inception) to October 31, 1994.

(2) June 28, 1996 (inception) to October 31, 1996.
(3) December 29, 1995 (inception) to October 31, 1996.

Note: Funds that are not included in the table did not pay brokerage commissions because securities transactions for such Funds involved dealers acting as principals.

     Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:


                                       Commission
                                   Paid through DSTS
                                  for the Period Ended       Reduction          % of Total           % of Total
Fund Name                           October 31, 1996*      of Expenses*        Commissions+         Transactions+
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                              $                           $                  %                   %
Janus Enterprise Fund                   $        (1)                $                  %                   %
Janus Equity Income Fund                $                           $                  %                   %
Janus Mercury Fund                      $                           $                  %                   %
Janus Olympus Fund                      $        (2)                $                  %                   %
Janus Overseas Fund                     $                           $                  %                   %
Janus Twenty Fund                       $                           $                  %                   %
Janus Worldwide Fund                    $                           $                  %                   %
Janus Balanced Fund                     $                           $                  %                   %
Janus Growth and Income Fund            $                           $                  %                   %
Janus High-Yield Fund                   $        (2)                $                  %                   %
------------------------------------------------------------------------------------------------------------------------------------

(1) June 28, 1996 (inception) to October 31, 1996.
(2) December 29, 1995 (inception) to October 31, 1996.



                                       Commission                               Commission
                                   Paid through DSTS                        Paid through DSTS
                                  for the Period Ended       Reduction     for the Period Ended       Reduction
Fund Name                           October 31, 1995*      of Expenses*      October 31, 1994*      of Expenses*
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                             $1,125,368            $844,026           $1,067,073            $800,305
Janus Enterprise Fund                  $   96,932            $ 72,699           $  116,527            $ 87,395
Janus Equity Income Fund                       --                  --                   --                  --
Janus Mercury Fund                     $  171,777            $128,833           $   30,019            $ 22,514
Janus Olympus Fund                             --                  --                   --                  --
Janus Overseas Fund                    $    2,783            $  2,087           $    1,800(1)         $  1,350(1)
Janus Twenty Fund                      $  378,575            $283,931           $  510,874            $383,156
Janus Worldwide Fund                   $  164,193            $123,145           $   57,164            $ 42,873
Janus Balanced Fund                    $    9,143            $  6,857           $   18,725            $ 14,043
Janus Growth and Income Fund           $   98,373            $ 73,780           $   15,604            $ 11,703
Janus High-Yield Fund                          --                  --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

+ Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
(1) May 2, 1994 (inception) to October 31, 1994.

(2) June 28, 1996 (inception) to October 31, 1996.
(3) December 29, 1995 (inception) to October 31, 1996.
Note: Funds that did not execute trades with DSTS during the stated periods are not included in the table.



     As of October 31, 1996, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

Fund Name                                     Name of Broker-Dealer                  Value of Securities Owned
------------------------------------------------------------------------------------------------------------------------------------
[TO BE FILED BY AMENDMENT]



OFFICERS AND TRUSTEES


     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. In August 1992, Janus Venture Fund, Inc. and Janus Twenty Fund, Inc. (both separate Maryland corporations) and the Janus Income Series (a Massachusetts business trust comprised of Janus Flexible Income Fund series) were reorganized into separate series of the Trust. In general, all references to Trust offices in this section include comparable offices with the respective predecessor funds, unless a Trust office was filled subsequent to the reorganization.

Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").

James P. Craig, III*# - Trustee and Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee  and  Executive  Vice  President  of  Janus  Aspen  Series.   Chief
     Investment Officer, Vice President and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund.

Thomas F. Marsico* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Twenty Fund and Janus Growth and Income Fund. Vice President of Janus Capital.

James P. Goff* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Enterprise Fund and Janus Venture Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, securities analyst at Janus Capital (1988 to 1992).

Warren B. Lammert* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Mercury Fund. Vice President of Janus Capital. Formerly, Executive Vice President and Portfolio Manager of Janus Venture Fund (December 1993-December 1996) and Janus Balanced Fund (September 1992-December 1993). Formerly, securities analyst at Janus Capital (1990 to 1992).

Ronald V. Speaker* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Co-Manager of Janus Flexible Income Fund and Janus High-Yield Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Portfolio Manager of Janus Short-Term Bond Fund (September 1992-December 1995) and Janus Federal Tax-Exempt Fund (May 1993-December 1995). Formerly, securities analyst and research associate at Janus Capital (1986 to 1992).

Helen Young Hayes* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Worldwide Fund and Janus Overseas Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly securities analyst at Janus Capital (1987 to 1993).

Blaine P. Rollins* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Equity Income Fund. Assistant Portfolio Manager of Janus Fund. Executive Vice President of Janus Aspen Series. Formerly, fixed-income trader and equity securities analyst at Janus Capital (1990-1995).

Sandy R. Rufenacht* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Executive Vice President and Co-Manager of Janus Flexible Income Fund and Janus High-Yield Fund. Executive Vice President of Janus Aspen Series. Formerly senior accountant, fixed-income trader and fixed-income research analyst at Janus Capital (1990-1995).


--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.
# Member of the Trust's Executive Committee.

Scott W. Schoelzel* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Olympus Fund. Vice President of Janus Capital. From 1991 to 1993, a Portfolio Manager with Founders Asset Management, Denver, Colorado.

Darrell W. Watters* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund. Executive Vice President of Janus Aspen Series. Formerly, municipal bond trader and research analyst at Janus Capital (1993-1995).

David C. Tucker* - Vice President and General Counsel
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and General Counsel of Janus Aspen Series. Vice President, Secretary and General Counsel of Janus Capital. Vice President, General Counsel and Director of Janus Service and Janus Distributors. Director, Vice President and Secretary of Janus Capital International Ltd.

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service, Janus Distributors and Janus Capital. Director of IDEX and Janus Distributors. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (1979 to 1992), with the accounting firm of Price Waterhouse LLP, Denver, Colorado. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928
     Treasurer and Chief Accounting Officer of Janus Aspen Series. Director of Fund Accounting of Janus Capital.

Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928
     Secretary of Janus Aspen Series. Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston, Massachusetts (mutual fund administration services).

John W. Shepardson# - Trustee
P.O. Box 9591
Denver, CO 80209
     Trustee of Janus Aspen Series. Historian.


William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Corporation, Boulder, Colorado (manufacturer of vacuum fittings and valves).

Gary O. Loo - Trustee
102 N. Cascade, Suite 500
Colorado Springs, CO 80903

     Trustee of Janus Aspen Series. President and a Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).






--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.

# Member of the Trust's Executive Committee.

Dennis B. Mullen - Trustee
1601 114th Avenue, SE
Alderwood Building, Suite 130
Bellevue, WA 98004
     Trustee of Janus Aspen Series. President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain). Formerly (1982 to 1993), Chairman, President and Chief Executive Officer of Famous Restaurants, Inc., Scottsdale, Arizona (restaurant chain).

Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant and Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Executive Committee of the Trustees shall have and may exercise all the powers and authority of the Board except for matters requiring action by the whole Board pursuant to the Trust's Bylaws or Agreement and Declaration of Trust ("Declaration of Trust"), Massachusetts law or the 1940 Act.

     The following table shows the aggregate compensation paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement from the Funds or the Janus Funds.


                                             Aggregate Compensation
                                         from the Funds for fiscal year            Total Compensation from the
                                             ended October 31, 1996               Janus Funds for calendar year
Name of Person, Position                   [TO BE FILED BY AMENDMENT]                ended December 31, 1996**
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman*                            --                                       --
James P. Craig, III, Trustee*                          --                                       --
John W. Shepardson, Trustee                             $                                        $
William D. Stewart, Trustee                             $                                        $
Gary O. Loo, Trustee                                    $                                        $
Dennis B. Mullen, Trustee                               $                                        $
Martin H. Waldinger, Trustee                            $                                        $
------------------------------------------------------------------------------------------------------------------------------------

* An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.

**As of December 31, 1996, Janus Funds consisted of two registered investment companies comprised of a total of 29 funds.


PURCHASE OF SHARES

     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual Section of the Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

     As stated in the Prospectus, the net asset value ("NAV") of Fund shares is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES

     Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectuses. Shares normally will be redeemed for cash, although each Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectuses. Applications for specific types of accounts may be obtained by calling the Funds at 1-800-525-3713 or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE TRANSACTIONS


     As stated in the Prospectuses, shareholders may initiate a number of transactions by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS

     As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for normal distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or their Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

     Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Funds at the address or phone number shown above.


RETIREMENT PLANS

     The Funds offer several different types of tax-deferred retirement plans that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. The Individual Retirement Account ("IRA") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax advisor or legal counsel before selecting a retirement plan.

     Contributions under IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12. There is a maximum annual fee of $24 per taxpayer identification number.


     Distributions from retirement plans generally are subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 591/2. Several exceptions to the general rule may apply. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 701/2. Exceptions may apply so please consult your tax advisor. Several methods exist to determine the amount of the minimum annual distribution. Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any retirement plan, in order to determine the income tax impact of any such distribution.


     To receive additional information about IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to an IRA, SEP, Defined Contribution Plan or Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS


     It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Twenty Fund and Janus Worldwide Fund declare and make annual distributions of income (if any); Janus Equity Income Fund, Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income and Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.


     The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments are profitable, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

     Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Accordingly, the Funds do not intend to make the election permitted under section 853 of the Code to pass through such taxes to shareholders as a foreign tax credit as this would increase the taxable income reported to shareholders and require shareholders to take the credit on their tax returns, complicating the preparation of such returns. As a result, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS


     As of January 20, 1997, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds. In addition, as of January 20, 1997, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co., ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds, as shown below.



                                    [INFORMATION TO BE FILED BY AMENDMENT]
          Fund Name                                       Held by Schwab      Held by National Financial
------------------------------------------------------------------------------------------------------------------------------------
          Janus Fund                                             %                         %
          Janus Enterprise Fund                                  %                         %
          Janus Equity Income Fund                               %                         %
          Janus Mercury Fund                                     %                         %
          Janus Olympus Fund                                     %                         %
          Janus Overseas Fund                                    %                         %
          Janus Twenty Fund                                      %                         %
          Janus Worldwide Fund                                   %                         %
          Janus Balanced Fund                                    %                         %
          Janus Growth and Income Fund                           %                         %
          Janus Flexible Income Fund                             %                         %
          Janus High-Yield Fund                                  %                         %
          Janus Federal Tax-Exempt Fund                          %                         %
          Janus Short-Term Bond Fund                             %                         %
------------------------------------------------------------------------------------------------------------------------------------


     According to information provided by Schwab, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares. To the knowledge of the Funds, no other person owned more than 5% of the outstanding shares of any Fund as of the above date.

MISCELLANEOUS INFORMATION


     Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 19 separate series, 5 of which are offered by other prospectuses. On June 16, 1986, the Trust assumed all the assets and liabilities of its predecessor corporation, Janus Fund, Inc., which was incorporated under the laws of Maryland on September 18, 1968. All references in this SAI to Janus Fund and all financial and other information about Janus Fund prior to June 16, 1986, are to the former Janus Fund, Inc.; all references after June 16, 1986 are to the Janus Fund series of the Trust.

     On August 7, 1992, in a tax-free reorganization, the Trust assumed all the assets and liabilities of i) the Janus Flexible Income Fund series of Janus Income Series, a separate Massachusetts business trust created on May 28, 1986; and ii) Janus Twenty Fund, Inc., a Maryland corporation originally incorporated as Janus Value Fund in 1984. Shareholders received shares of the series of the Trust equal both in number and net asset value to their shares of the respective predecessor entity. In connection with the reorganization, Janus Flexible Income Fund changed its fiscal year end from December 31 to October 31. All references in this SAI to Janus Flexible Income Fund and Janus Twenty Fund, and all financial and other information about such Funds prior to August 7, 1992, are to the respective predecessor entities; all references after August 7, 1992, are to the respective series of the Trust.

     Janus Worldwide Fund and Janus Growth and Income Fund were added to the Trust as separate series on April 29, 1991. Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund were added to the Trust as separate series on August 27, 1992. Janus Mercury Fund and Janus Federal Tax-Exempt Fund were added to the Trust as separate series on April 20, 1993. Janus Overseas Fund was added to the Trust as a separate series on April 14, 1994. Janus Olympus Fund and Janus High-Yield Fund were added to the Trust as separate series on November 28, 1995. Janus Equity Income Fund was added to the Trust as a separate series on May 29, 1996.


     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

VOTING RIGHTS


     The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig who was appointed by the Trustees as of June 30, 1995. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.


     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series of the Trust will vote separately only with respect to those matters that affect only that series or if a portfolio's interest in the matter differs from the interests of other portfolios of the Trust.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

     The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION

     The  Prospectus   contains  a  brief  description  of  how  performance  is
calculated.

     Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     The average annual total return of each Fund, computed as of October 31, 1996, is shown in the table below:

                           [TO BE FILED BY AMENDMENT]
                                                Date          Number            Average Annual Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                             Available       of Months       One      Five        Ten     Life of
Fund Name                                     for Sale      in Lifetime     Year      Years      Years     Fund
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                     2/5/70           321           %         %          %         %
Janus Enterprise Fund                          9/1/92           50            %        N/A        N/A        %
Janus Equity Income Fund                       6/28/96           4            %        N/A        N/A        %
Janus Mercury Fund                             5/3/93           42            %        N/A        N/A        %
Janus Olympus Fund                            12/29/95          10            %        N/A        N/A        %
Janus Overseas Fund                            5/2/94           30            %        N/A        N/A        %
Janus Twenty Fund                              5/2/85           138           %         %          %         %
Janus Worldwide Fund                           5/15/91         65.5           %         %         N/A        %
Janus Balanced Fund                            9/1/92           50            %        N/A        N/A        %
Janus Growth and Income Fund                   5/15/91         65.5           %         %         N/A        %
Janus Flexible Income Fund                     7/2/87           112           %         %         N/A        %
Janus High-Yield Fund                         12/29/95          10            %        N/A        N/A        %
Janus Federal Tax-Exempt Fund                  5/3/93           42            %        N/A        N/A        %
Janus Short-Term Bond Fund                     9/1/92           50            %        N/A        N/A        %
------------------------------------------------------------------------------------------------------------------------------------


     Quotations of a Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                           YIELD = 2 [(a-b + 1)6 - 1]
                                       cd

     where a   =    dividend and interest income
           b   =    expenses accrued for the period
           c   =    average daily number of shares outstanding during the period that were  entitled  to receive  dividends
           d   =    maximum  net  asset  value  per share on the last day of the period

     The tax-equivalent yield used for Janus Federal Tax-Exempt Fund is the rate that an investor would have to earn from a fully taxable investment after taxes to equal the Fund's tax-free yield. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a Funds' yield is tax-exempt, only that portion is adjusted in the calculation. Janus Federal Tax-Exempt Fund may invest a portion of its assets in obligations that are subject to federal income tax. When the Fund invests in these obligations, its tax-equivalent yield will be lower.


     The yield for the 30-day period ending October 31, 1996, for the Fixed-Income Funds is shown below:

     [TO BE FILED BY AMENDMENT]
     Janus Flexible Income Fund                                       %
     Janus High-Yield Fund                                            %
     Janus Federal Tax-Exempt Fund                                    %
     Janus Short-Term Bond Fund                                       %

     From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., Ibbotson Associates, Micropal or Morningstar or by publications of general interest such as Forbes or Money. The Funds may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government/ Corporate 1-3 Year Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Janus Worldwide Fund and Janus Overseas Fund may also compare their performance to the record of global market indicators, such as the Morgan Stanley International World Index or Morgan Stanley Capital International Europe,
Australasia, Far East Index (EAFE Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS


     The following audited financial statements for the period ended October 31, 1996 are hereby incorporated into this SAI by reference to the Funds' Annual Reports dated October 31, 1996. Copies of such reports accompany this SAI.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS:


     Schedules of Investments as of October 31, 1996

     Statements of Operations for the period ended October 31, 1996

     Statements of Assets and Liabilities as of October 31, 1996

     Statements of Changes in Net Assets for the periods ended October 31, 1996 and 1995


     Financial Highlights for each of the periods indicated

     Notes to Financial Statements

     Report of Independent Accountants

     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

Bond Rating                   Explanation
--------------------------------------------------------------------------------
Investment Grade
AAA                           Highest rating;  extremely  strong capacity to pay
                              principal and interest.
AA                            High   quality;   very  strong   capacity  to  pay
                              principal and interest.
A                             Strong  capacity to pay  principal  and  interest;
                              somewhat more  susceptible to the adverse  effects
                              of changing circumstances and economic conditions.
BBB                           Adequate  capacity to pay  principal and interest;
                              normally exhibit adequate  protection  parameters,
                              but  adverse   economic   conditions  or  changing
                              circumstances  more  likely to lead to a  weakened
                              capacity to pay  principal  and interest  than for
                              higher rated bonds.
Non-Investment Grade
BB, B,                        Predominantly  speculative  with  respect  to  the
CCC, CC, C                    issuer's  capacity to meet  required  interest and
                              principal   payments.   BB  -  lowest   degree  of
                              speculation;   C   -   the   highest   degree   of
                              speculation.      Quality      and      protective
                              characteristics  outweighed by large uncertainties
                              or major risk exposure to adverse conditions.
D                             In default.
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.
Investment Grade
Aaa                           Highest  quality,  smallest  degree of  investment
                              risk.
Aa                            High  quality;   together  with  Aaa  bonds,  they
                              compose the high-grade bond group.
A                             Upper-medium  grade  obligations;  many  favorable
                              investment attributes.
Baa                           Medium-grade obligations; neither highly protected
                              nor poorly secured.  Interest and principal appear
                              adequate  for the present  but certain  protective
                              elements may be lacking or may be unreliable  over
                              any great length of time.
Non-Investment Grade
Ba                            More   uncertain,   with   speculative   elements.
                              Protection of interest and principal  payments not
                              well safeguarded during good and bad times.
B                             Lack  characteristics  of  desirable   investment;
                              potentially  low assurance of timely  interest and
                              principal   payments  or   maintenance   of  other
                              contract terms over time.
Caa                           Poor  standing,  may be in  default;  elements  of
                              danger  with  respect  to  principal  or  interest
                              payments.
Ca                            Speculative in a high degree;  could be in default
                              or have other marked shortcomings.
C                             Lowest-rated;  extremely  poor  prospects  of ever
                              attaining investment standing.
--------------------------------------------------------------------------------
Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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                                     [LOGO]

                              JANUS INVESTMENT FUND

                               100 Fillmore Street

                              Denver, CO 80206-4928

                                 (800) 525-3713
--------------------------------------------------------------------------------
                       Statement of Additional Information

                                February 17, 1997

--------------------------------------------------------------------------------

                             Janus Money Market Fund
                       Janus Government Money Market Fund
                       Janus Tax-Exempt Money Market Fund
                                 Investor Shares



     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Investor Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies, and is managed separately by Janus Capital Corporation ("Janus Capital").


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1997, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                        Page
--------------------------------------------------------------------------------
     Investment Policies and Restrictions ..............................   3
     Types of Securities and Investment Techniques .....................   4
     Performance Data ..................................................   7
     Determination of Net Asset Value ..................................   8
     Investment Adviser and Administrator ..............................   8
     Custodian, Transfer Agent and Certain Affiliations ................   9
     Portfolio Transactions and Brokerage ..............................  10
     Officers and Trustees .............................................  10
     Purchase of Shares ................................................  12
     Redemption of Shares ..............................................  13
     Shareholder Accounts ..............................................  13
     Retirement Plans ..................................................  13
     Dividends and Tax Status ..........................................  14
     Principal Shareholders ............................................  14
     Miscellaneous Information .........................................  14
        Shares of the Trust ............................................  15
        Voting Rights ..................................................  15
        Independent Accountants ........................................  15
        Registration Statement .........................................  15
     Financial Statements ..............................................  16
     Appendix A - Description of Securities Ratings ....................  17
     Appendix B - Description of Municipal Securities ..................  19
-------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     As discussed in the Prospectus, the investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or maintain a stable net asset value of $1.00 per share. The investment objectives of the Funds are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

     As indicated in the Prospectus, each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

     As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collaterized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

     The Funds have adopted the following fundamental policies:

     (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)


     (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).


     (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

     (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

     Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

     (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.




     (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.





     (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.





     (4) A Fund may not invest in companies for the purpose of exercising control of management.

     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that such classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission.


TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

     Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.


     Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Until pending amendments to Rule 2a-7 become effective, up to 25% of Janus Tax-Exempt Money Market Fund's assets may be invested without regard to the foregoing limitations.

     Pursuant to Rule 2a-7,  each Fund  (except  Janus  Tax-Exempt  Money Market
Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.


     The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS


     Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

     Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

MORTGAGE- AND ASSET-BACKED SECURITIES

     The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a
"pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

     As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

     The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
(ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

     Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

     The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

     The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

     Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities.

     Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES


     From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act, which currently limits each Fund's investment in other investment companies to no more than 10% of the investing Fund's assets.


MUNICIPAL LEASES

     Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments".

     In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

PERFORMANCE DATA

     A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

     In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

     Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The Fund's current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

     Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.


     The Shares' current yield and effective yield for the seven day period ended October 31, 1996 is shown below:


                                                                             [TO BE FILED BY AMENDMENT]
                                                                         Seven-day                  Effective
Fund Name                                                                  Yield                 Seven-day Yield
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund-Investor Shares                                      %                         %
Janus Government Money Market Fund-Investor Shares                           %                         %
Janus Tax-Exempt Money Market Fund-Investor Shares*                          %                         %
------------------------------------------------------------------------------------------------------------------------------------

*Janus Tax-Exempt Money Market Fund Investor Shares' tax equivalent yield for the seven day period ended October 31, 1996 was ___%.


     Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, Processing Organizations may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

     Pursuant to the rules of the Securities and Exchange Commission, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER AND ADMINISTRATOR


     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each
Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital may modify or terminate the waiver at any time upon 90 days' notice to the Trustees. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


     On  behalf  of the  Shares,  each of the  Funds  has also  entered  into an
Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .50% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and Fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs.

     The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                                             1996                              1995
                                                  [TO BE FILED BY AMENDMENT]
                                                  Advisory         Advisory          Advisory          Advisory
                                                 Fees Prior       Fees After        Fees Prior        Fees After
Fund Name                                         to Waiver         Waiver           to Waiver          Waiver
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                                                                  $                 $
Janus Government Money Market Fund                                                       $                 $
Janus Tax-Exempt Money Market Fund                                                       $                 $
------------------------------------------------------------------------------------------------------------------------------------


     The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                                            1996                              1995(1)
                                                 [TO BE FILED BY AMENDMENT]
                                               Administration   Administration    Administration    Administration
                                                 Fees Prior       Fees After        Fees Prior        Fees After
Fund Name                                         to Waiver         Waiver           to Waiver          Waiver
---------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares                                            $164,715           $54,905
Janus Government Money Market Fund - Investor Shares                                 $ 20,138           $ 6,712
Janus Tax-Exempt Money Market Fund - Investor Shares                                  $  907            $  302
---------------------------------------------------------------------------------------------------------------------------

(1)February 15, 1995 (inception) to October 31, 1995.

     The Advisory Agreements for each Fund became effective on December 9, 1994 and will continue in effect until June 16, 1997, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice;
ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectus, Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/ Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

     United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.

     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

     Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

     In  selecting  brokers and dealers and in  negotiating  commissions,  Janus
Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


     For the fiscal years ended October 31, 1996 and October 31, 1995, the total brokerage commissions paid by the Funds are summarized below:

                                                                    1996                         1995
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                                             $                            $
Janus Government Money Market Fund                                  $                            $
Janus Tax-Exempt Money Market Fund                                  $                            $
------------------------------------------------------------------------------------------------------------------------------------

     The Funds buy and sell securities in principal and agency transactions. The Funds pay no commissions on principal transactions. The Funds engage in agency transactions and pay commissions only when Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.


     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").


--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.
# Member of the Trust's Executive Committee.

James P. Craig, III*# - Trustee and Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee  and  Executive  Vice  President  of  Janus  Aspen  Series.   Chief
     Investment Officer, Vice President and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund.

Sharon S. Pichler* - Executive Vice President and Portfolio Manager
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).

David C. Tucker* - Vice President and General Counsel
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and General Counsel of Janus Aspen Series. Vice President, Secretary and General Counsel of Janus Capital. Vice President, General Counsel and Director of Janus Service and Janus Distributors. Director, Vice President and Secretary of Janus Capital International Ltd.

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service, Janus Distributors and Janus Capital. Director of IDEX and Janus Distributors. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (1979 to 1992), with the accounting firm of Price Waterhouse LLP, Denver, Colorado. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928
     Treasurer and Chief Accounting Officer of Janus Aspen Series. Director of Fund Accounting of Janus Capital.

Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928
     Secretary of Janus Aspen Series. Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston Massachusetts (mutual fund administration services).

John W. Shepardson# - Trustee
P.O. Box 9591
Denver, CO 80209
     Trustee of Janus Aspen Series. Historian.


William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Corporation, Boulder, Colorado (manufacturer of vacuum fittings and valves).


Gary O. Loo - Trustee
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. President and a Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).







--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.

# Member of the Trust's Executive Committee.

Dennis B. Mullen - Trustee
1601 114th Avenue, SE
Alderwood Building, Suite 130
Bellevue, WA 98004
     Trustee of Janus Aspen Series. President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain). Formerly (1982 to 1993), Chairman, President and Chief Executive Officer of Famous Restaurants, Inc., Scottsdale, Arizona (restaurant chain).

Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant and Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Executive Committee of the Trustees shall have and may exercise all the powers and authority of the Board except for matters requiring action by the whole Board pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

     The Money Market Funds Committee, consisting of Messrs. Craig, Shepardson, Loo and Waldinger, monitors the compliance with policies and procedures adopted particularly for money market funds.

     The following table shows the aggregate compensation paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.


                                            [TO BE FILED BY AMENDMENT]
                                                Aggregate Compensation              Total Compensation from the
                                            from the Funds for fiscal year         Janus Funds for calendar year
Name of Person, Position                        ended October 31, 1996               ended December 31, 1996**

------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman*                                $                                     $
James P. Craig, III, Trustee*                              $                                     $
John W. Shepardson, Trustee                                $                                     $
William D. Stewart, Trustee                                $                                     $
Gary O. Loo, Trustee                                       $                                     $
Dennis B. Mullen, Trustee                                  $                                     $
Martin H. Waldinger, Trustee                               $                                     $
------------------------------------------------------------------------------------------------------------------------------------

*An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.

**As of December 31, 1996, Janus Funds consisted of two registered investment companies comprised of a total of 29 funds.


PURCHASE OF SHARES

     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund. A Fund's net asset value is calculated each day that both the NYSE and the New York Federal Reserve Bank are open. As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Manual Section of the Prospectus contains detailed information about the purchase of Shares.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES

     Procedures for redemption of Shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although each Fund retains the right to redeem Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Funds at 1-800-525-3713 or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

SYSTEMATIC REDEMPTIONS

     As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for normal distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the net asset value. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Shares in the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or their Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

     Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Funds at the address or phone number shown above.

RETIREMENT PLANS

     The Funds offer several different types of tax-deferred retirement plans that an investor may establish to invest in Shares, depending on rules prescribed by the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"). The Individual Retirement Account ("IRA") may be used by most individuals who have taxable compensation. The Simplified Employee Pensions ("SEPs") and the Defined Contribution Plans may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax advisor or legal counsel before selecting a retirement plan.


     Contributions under IRAs, SEPs, Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12. There is a maximum annual fee of $24 per taxpayer identification number.

     Distributions from retirement plans generally are subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 591/2. Several exceptions to the general rule may apply. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 701/2. Exceptions may apply so please consult your tax advisor. Several methods exist to determine the amount of the minimum annual distribution. Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any retirement plan, in order to determine the income tax impact of any such distribution.


     To receive additional information about IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to an IRA, SEP, Defined Contribution Plan or Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

DIVIDENDS AND TAX STATUS

     Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends in cash or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the following day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) on the day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares of a Fund will be redeemed at the next determined net asset value. If processed by 4:00 p.m. (New York time) such redemption will generally include dividends declared through the day of redemption. However, redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day and no dividend will be accrued for such day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. If shares of a Fund were originally purchased by check or through an Automated Clearing House transaction, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the New York Stock Exchange close early.

     Distributions  for all of the Funds (except Janus  Tax-Exempt  Money Market
Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

     The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.

     Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a portfolio.

PRINCIPAL SHAREHOLDERS

     TO BE CONFIRMED


     [As of January 20, 1997, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds. To the knowledge of the Funds, no other person owned more than 5% of the outstanding Shares of any Fund as of the above date.]


MISCELLANEOUS INFORMATION


     Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust consists of 19 separate series, three of which currently offer three classes of shares. The Funds were added to the Trust as separate series on December 9, 1994.


     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.


     The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered to the general public. A second class of shares, Service Shares, is offered through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Institutional Shares, is offered only to clients meeting certain minimum investment criteria.


VOTING RIGHTS


     The present Trustees were elected at a meeting of shareholders held on July 10, 1992 with the exception of Mr. Craig who was appointed by the Trustees as of June 30, 1995. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.


     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series or class of the Trust will vote separately only with respect to those matters that affect only that series or class or if the interest of the series or class in the matter differs from the interests of other series or classes of the Trust.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS


     The following audited financial statements of the Funds for the period ended October 31, 1996 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 1996. A copy of such report accompanies this SAI.


[TO BE FILED BY AMENDMENT]

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


     Schedules of Investments as of October 31, 1996

     Statements of Operations for the period ended October 31, 1996

     Statements of Assets and Liabilities as of October 31, 1996

     Statements of Changes in Net Assets for the periods ended October 31, 1996 and 1995*


     Financial Highlights for each of the periods indicated

     Notes to Financial Statements

     Report of Independent Accountants

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.














--------------------------------------------------------------------------------
*Transactions in fund shares for the period February 15, 1995 to October 31, 1995.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD AND POOR'S

MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

     The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

     The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

SHORT-TERM MUNICIPAL LOANS

     S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

OTHER SHORT-TERM DEBT SECURITIES

     Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

DUFF & PHELPS INC.

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.

A1+ Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2        Obligations supported by a good capacity for timely repayment.

A3        Obligations supported by a satisfactory capacity for timely repayment.

B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C Obligations for which there is a high risk of default or which are currently in default.

APPENDIX B
DESCRIPTION OF MUNICIPAL SECURITIES

     Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

     1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban
Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

     2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

     4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

     6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     Municipal  Bonds,  which meet longer term capital needs and generally  have
maturities   of  more  than  one  year  when   issued,   have  three   principal
classifications:

     1. General Obligation Bonds are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

     Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

     While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the

Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

     Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

     Other Municipal Obligations, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

     Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                     [LOGO]

                               JANUS VENTURE FUND

                               100 Fillmore Street

                              Denver, CO 80206-4928

                                 (800) 525-3713
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                       Statement of Additional Information

                                February 17, 1997

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     Janus Venture Fund (the "Fund") is a no-load mutual fund that seeks capital appreciation. The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Subject to this policy, the Fund may also invest in larger issuers. Depending upon its portfolio manager's opinion of prevailing market, financial and economic conditions, the Fund may at times hold substantial positions in cash or interest-bearing securities.


     The Fund is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund is managed by Janus Capital Corporation ("Janus Capital").

     THE FUND HAS DISCONTINUED PUBLIC SALES OF ITS SHARES TO NEW INVESTORS. HOWEVER, SHAREHOLDERS WHO MAINTAIN OPEN FUND ACCOUNTS ARE PERMITTED TO CONTINUE TO PURCHASE SHARES OF THE FUND AND TO REINVEST ANY DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN SHARES OF THE FUND. ONCE A SHAREHOLDER'S FUND ACCOUNT IS CLOSED, IT MAY NOT BE POSSIBLE FOR THAT SHAREHOLDER TO PURCHASE ADDITIONAL FUND SHARES. See the "Shareholder's Manual" section of the Prospectus for more details. The Fund may resume sales of its shares at some future date, although it has no present intention of doing so.


     This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated February 17, 1997, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus.

                               JANUS VENTURE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                        Page
--------------------------------------------------------------------------------
     Investment Policies, Restrictions and Techniques ..................   3
        Investment Objective ...........................................   3
        Portfolio Policies .............................................   3
        Investment Restrictions ........................................   3
        Types of Securities and Investment Techniques ..................   4
          Illiquid Securities ..........................................   4
          Zero Coupon, Pay-In-Kind and Step Coupon Securities ..........   4
          Pass-Through Securities ......................................   5

          Investment Company Securities ................................   6

          Depositary Receipts ..........................................   6
          Municipal Obligations ........................................   6
          Other Income-Producing Securities ............................   6
          High-Yield/High-Risk Securities ..............................   6
          Repurchase and Reverse Repurchase Agreements .................   7
          Futures, Options and Other Derivative Instruments ............   7
     Investment Adviser ................................................  14
     Custodian, Transfer Agent and Certain Affiliations ................  15
     Portfolio Transactions and Brokerage ..............................  16
     Officers and Trustees .............................................  17
     Purchase of Shares ................................................  19
        Net Asset Value Determination ..................................  19
        Reinvestment of Dividends and Distributions ....................  19
     Redemption of Shares ..............................................  20
     Shareholder Accounts ..............................................  20
        Telephone Transactions .........................................  20

        Systematic Redemptions .........................................  20

     Retirement Plans ..................................................  20
     Income Dividends, Capital Gains Distributions and Tax Status ......  21
     Principal Shareholders ............................................  21
     Miscellaneous Information .........................................  21
        Shares of the Trust ............................................  22
        Voting Rights ..................................................  22
        Independent Accountants ........................................  22
        Registration Statement .........................................  22
     Performance Information ...........................................  22
     Financial Statements ..............................................  23
     Appendix A ........................................................  24
        Explanation of Rating Categories ...............................  24
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INVESTMENT POLICIES, RESTRICTIONS AND TECHNIQUES

INVESTMENT OBJECTIVE

     As stated in the Prospectus, the Fund's investment objective is capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective. There can be no assurance that the Fund will, in fact, achieve its objective. The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval.

PORTFOLIO POLICIES


     The Prospectus discusses the types of securities in which the Fund will invest, portfolio policies of the Fund and the investment techniques of the Fund. The Prospectus includes a discussion of portfolio turnover policies. The Fund's portfolio turnover rates (total purchases or sales, whichever is less, compared to average monthly value of portfolio securities) for the fiscal years ended October 31, 1996 and October 31, 1995, were ___% and 113%, respectively.


INVESTMENT RESTRICTIONS

     As indicated in the Prospectus, the Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. As fundamental policies, the Fund may not:

     (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.


     (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).


     (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

     (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (5) Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

     As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

     The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:




     (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

     (b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.




     (d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     (e) The Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.





     (f) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (g) The Fund may not invest in companies for the purpose of exercising control of management.

     For purposes of the Fund's restriction on investing in a particular industry, the Fund will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission ("SEC").


TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

ILLIQUID INVESTMENTS


     The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees of the Fund have authorized Janus Capital to make liquidity determinations with respect to its securities, including Rule 144A Securities, commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a Nationally Recognized Statistical Rating Organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.


ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

     The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES

     The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.


     Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The Fund's portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.


     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

INVESTMENT COMPANY SECURITIES

     From time to time, the Fund may invest in securities of other investment companies, including money market funds managed by Janus Capital. The Fund's investments in such money market funds are subject to the terms of an exemptive order obtained by the Janus funds which currently provides that the Fund will limit its aggregate investment in a Janus money market fund to the greater of
(i) 5% of its total assets or (ii) $2.5 million. The Fund is subject to the provisions of Section 12(d)(1) of the 1940 Act, which currently limits the Fund's investment in other investment companies to no more than 10% of its assets.


DEPOSITARY RECEIPTS

     The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

MUNICIPAL OBLIGATIONS

     The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES

     Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

     Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). See also "Inverse Floaters."

     Standby commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

     Tender option bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

     Inverse floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value. Certain variable rate securities (including certain mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. The Fund will not invest more than 5% of its assets in inverse floaters.

     The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

HIGH-YIELD/HIGH-RISK SECURITIES

     The Fund intends to invest less than 35% of its net assets in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

     The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the credit- worthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio manager deems such securities to be the equivalent of investment grade securities.


     Subject to the above  limits,  the Fund may purchase  defaulted  securities only when its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

     The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


     The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.


     The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.


     Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


     The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


     If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.


     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

     Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.


     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

     Options on Futures Contracts. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the future's price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

     The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


     The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").


     These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


     The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value its tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.


     While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

     Options on Foreign Currencies. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

     Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

     The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.


     The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S.
dollars marked-to-market daily.


     Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.


     A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

     The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.


     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.
Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


     In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.


     The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

     The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


     Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.


     There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

     Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

     Options  on  foreign   currencies   traded  on  Exchanges  are  within  the
jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER


     As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.

     The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Fund's Prospectus and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus
Capital furnishes certain other services, including net asset value determination and Fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

     The Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 1% of the first $30 million of the Fund's average daily net assets, 0.75% of the next $270 million of the Fund's average daily net assets, 0.70% of the next $200 million of the Fund's average daily net assets, and 0.65% of the average daily net assets of the Fund in excess of $500 million.

     For the fiscal year ended October 31, 1996, the investment advisory fee was $___ [TO BE FILED BY AMENDMENT]. For the fiscal years ended October 31, 1995 and October 31, 1994, the Fund incurred investment advisory fees of $10,947,796 and $10,631,388, respectively. Janus Capital did not waive any portion of its fee in any of these years.

     The Advisory Agreement was restated on May 21, 1996, and it will continue in effect until June 16, 1997, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Fund. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including the Trustees who are not interested persons of the Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating Funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


     As indicated in the Prospectus, Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Fund. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Fund and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Fund.


     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/ Trustees of Janus Capital and the Fund to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS


     State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street and the foreign subcustodians selected by it and approved by the Trustees, have custody of the assets of the Fund held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Fund. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of .16% of average net assets of the Fund. In addition, the Fund pays DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $2.56 per shareholder account for the use of DST's shareholder accounting system. The Fund pays DST for the use of their portfolio and fund accounting system a base fee paid monthly between $250 to $1,250 based on the number of Janus funds utilizing the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Fund pays DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

     The Trustees have authorized the Fund to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through a credit against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the

Fund's shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

     In  selecting  brokers and dealers and in  negotiating  commissions,  Janus
Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities.


     Most brokers and dealers used by Janus Capital provide research and other services described above. For the year ended October 31, 1996, the Fund paid $______ of its total brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund on transactions of $______, which represents ___% of all transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


     Janus Capital may use research products and services in servicing other accounts in addition to the Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Fund. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

     Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

     The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.


     The total amount of brokerage commissions paid by the Fund during the fiscal year ended October 31, 1996, was $______. For the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid brokerage commissions of $3,920,258 and $3,243,457, respectively. Included in the brokerage commissions paid for the fiscal year ended October 31, 1996, was $______ paid through DSTS, which served to reduce by $______ certain out-of-pocket expenses paid by the Fund. Included in brokerage commissions paid for the fiscal years ended October 31, 1995 and October 31, 1994, was $143,719 and $116,255, respectively, paid through DSTS which served to reduce by $107,789 and $87,191, respectively, certain out-of-pocket expenses. Brokerage commissions paid through DSTS for the 1996 fiscal year represented ___% of the Fund's aggregate brokerage commissions for such fiscal year, while ___% of the aggregate dollar amount of the Fund's portfolio transactions involving a commission payment were executed through DSTS. The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker. Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.


OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. In August 1992, Janus Venture Fund, Inc. and Janus Twenty Fund, Inc. (both separate Maryland corporations) and the Janus Income Series (a Massachusetts business trust comprised of Janus Flexible Income Fund series) were reorganized into separate series of the Trust. In general, all references to Trust offices in this section include comparable offices with the respective predecessor funds, unless a Trust office was filled subsequent to the reorganization.


Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").

James P. Craig, III*# - Trustee and Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee  and  Executive  Vice  President  of  Janus  Aspen  Series.   Chief
     Investment Officer, Vice President and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund.

James P. Goff* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Enterprise Fund and Janus Venture Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, securities analyst at Janus Capital (1988 to 1992).

David C. Tucker* - Vice President and General Counsel
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and General Counsel of Janus Aspen Series. Vice President, Secretary and General Counsel of Janus Capital. Vice President, General Counsel and Director of Janus Service and Janus Distributors. Director, Vice President and Secretary of Janus Capital International Ltd.

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service, Janus Distributors and Janus Capital. Director of IDEX and Janus Distributors. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (1979 to 1992), with the accounting firm of Price Waterhouse LLP, Denver, Colorado. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.
# Member of the Trust's Executive Committee.

Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928
     Treasurer and Chief Accounting Officer of Janus Aspen Series. Director of Fund Accounting of Janus Capital.

Kelley Abbot Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928
     Secretary of Janus Aspen Series. Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston, Massachusetts (mutual fund administration services).

John W. Shepardson# - Trustee
P.O. Box 9591
Denver, CO 80209
     Trustee of Janus Aspen Series. Historian.


William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Corporation, Boulder, Colorado (manufacturer of vacuum fittings and valves).


Gary O. Loo - Trustee
102 N. Cascade, Suite 500
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. President and a Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).


Dennis B. Mullen - Trustee
1601 114th Avenue, SE
Alderwood Building, Suite 130
Bellevue, WA 98004
     Trustee of Janus Aspen Series. President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain). Formerly (1982 to 1993), Chairman, President and Chief Executive Officer of Famous Restaurants, Inc., Scottsdale, Arizona (restaurant chain).

Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant and Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

     The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Executive Committee of the Trustees shall have and may exercise all the powers and authority of the Board except for matters requiring action by the whole Board pursuant to the Trust's Bylaws or Agreement and Declaration of Trust ("Declaration of Trust"), Massachusetts law or the 1940 Act.








--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.

# Member of the Trust's Executive Committee.

     The following table shows the aggregate compensation paid to each Trustee by the Fund described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement from the Fund or the Janus Funds.


                                                  Aggregate Compensation
                                                from the Fund for fiscal year       Total Compensation from the
                                                    ended October 31,1996          Janus Funds for calendar year
Name of Person, Position                         [TO BE FILED BY AMENDMENT]          ended December 31, 1996**

------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman*                                   $                                  $
James P. Craig, III, Trustee*                                 $                                  $
John W. Shepardson, Trustee                                   $                                  $
William D. Stewart, Trustee                                   $                                  $
Gary O. Loo, Trustee                                          $                                  $
Dennis B. Mullen, Trustee                                     $                                  $
Martin H. Waldinger, Trustee                                  $                                  $
------------------------------------------------------------------------------------------------------------------------------------

*An interested person of the Fund and of Janus Capital. Compensated by Janus Capital and not the Fund.

**As of December 31, 1996, Janus Funds consisted of two registered investment companies comprised of a total of 29 funds.


PURCHASE OF SHARES


     The Fund has discontinued public sales of its shares to new investors. Only shareholders who maintain open accounts are permitted to continue to make investments in the Fund and to reinvest any dividends and capital gains distributions. Once a Fund account is closed, additional investments in the Fund may not be possible. The Shareholder's Manual section of the Prospectus contains detailed information about the purchase of shares.


NET ASSET VALUE DETERMINATION

     As stated in the Prospectus, the net asset value ("NAV") of Fund shares is determined once each day on which the New York Stock Exchange ("NYSE") is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES

     Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Fund at 1-800-525-3713 or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE TRANSACTIONS

     As stated in the Prospectus, shareholders may initiate a number of transactions by telephone. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and tape recording telephone conversations.


SYSTEMATIC REDEMPTIONS

     As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for normal distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

     Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Fund at the address or phone number shown above.


RETIREMENT PLANS

     The Fund offers several different types of tax-deferred retirement plans that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. The Individual Retirement Account ("IRA") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax advisor or legal counsel before selecting a retirement plan.

     Contributions under IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12. There is a maximum annual fee of $24 per taxpayer identification number.

     Distributions from retirement plans generally are subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 591/2. Several exceptions to the general rule may apply. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 701/2. Exceptions may apply so please consult your tax advisor. Several methods exist to determine the amount of the minimum annual distribution. Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any retirement plan, in order to determine the income tax impact of any such distribution.


     To receive additional information about IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Fund at 1-800-525-3713 or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to an IRA, SEP, Defined Contribution Plan or Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

     It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year of the Fund ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code.

     The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, if these instruments are profitable, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.

     Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Accordingly, the Fund does not intend to make the election permitted under section 853 of the Code to pass through such taxes to shareholders as a foreign tax credit as this would increase the taxable income reported to shareholders and require shareholders to take the credit on their tax returns, complicating the preparation of such returns. As a result, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS


[INFORMATION TO BE FILED BY AMENDMENT]

     As of January 20, 1997, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. In addition, as of January 20, 1997, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co., ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record ___% and ___%, respectively, of the Fund's outstanding shares. According to information provided by Schwab, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares. To the knowledge of the Fund, no other person owned more than 5% of the outstanding shares of the Fund as of the above date.


MISCELLANEOUS INFORMATION


     The Fund was originally organized in 1984 as a Maryland corporation. On August 7, 1992, the Fund was reorganized from a Maryland corporation into Janus Venture Fund, a separate series of the Trust. Pursuant to this reorganization, the Trust assumed all the assets and liabilities of Janus Venture Fund, Inc., and shareholders received shares of Janus Venture Fund series of the Trust equal both in number and net asset value to their shares of Janus Venture Fund, Inc. All references in this SAI to the Fund and all financial and other information about the Fund prior to August 7, 1992 are to the former Janus Venture Fund, Inc.; all references after August 7, 1992, are to the Janus Venture Fund series of the Trust. As the result of the reorganization, the fiscal year end of the Fund changed from July 31 to October 31. As of the date of this SAI, the Trust consists of 18 other series, which are offered by separate prospectuses.


     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

SHARES OF THE TRUST

     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

VOTING RIGHTS


     The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig who was appointed by the Trustees as of June 30, 1995. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.


     Each share of the Fund and of each other series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. The Fund and each other series of the Trust will vote separately only with respect to those matters that affect only that series or if a portfolio's interest in a matter differs from the interests of other portfolios of the Trust.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

     The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION

     The  Prospectus   contains  a  brief  description  of  how  performance  is
calculated.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


     The Fund was made available for public sale on May 2, 1985. The one year, five year, ten year and lifetime average annual total returns, computed as of October 31, 1996, for each of those periods, are ___%, ___%, ___% and ___%, respectively. [TO BE FILED BY AMENDMENT]


     From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., Ibbotson Associates, Micropal or Morningstar or by publications of general interest such as Forbes or Money. The Fund may also compare its performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Russell 2000 Index and the NASDAQ composite. In addition, the Fund may compare its total return to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

FINANCIAL STATEMENTS


     The following audited financial statements for the period ended October 31, 1996 are hereby incorporated into this SAI by reference to the Fund's Annual Report dated October 31, 1996. A copy of such report accompanies this SAI.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT:


     Schedule of Investments as of October 31, 1996

     Statement of Operations for the period ended October 31, 1996

     Statement of Assets and Liabilities as of October 31, 1996

     Statements of Changes in Net Assets for the periods ended October 31, 1996 and 1995


     Financial Highlights for each of the periods indicated

     Notes to Financial Statements

     Report of Independent Accountants

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A

EXPLANATION OF RATING CATEGORIES

     The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

Bond Rating                   Explanation
--------------------------------------------------------------------------------
Investment Grade
AAA                           Highest rating;  extremely  strong capacity to pay
                              principal and interest.
AA                            High   quality;   very  strong   capacity  to  pay
                              principal and interest.
A                             Strong  capacity to pay  principal  and  interest;
                              somewhat more  susceptible to the adverse  effects
                              of changing circumstances and economic conditions.
BBB                           Adequate  capacity to pay  principal and interest;
                              normally exhibit adequate  protection  parameters,
                              but  adverse   economic   conditions  or  changing
                              circumstances  more  likely to lead to a  weakened
                              capacity to pay  principal  and interest  than for
                              higher rated bonds.
Non-Investment Grade
BB, B,                        Predominantly  speculative  with  respect  to  the
CCC, CC, C                    issuer's  capacity to meet  required  interest and
                              principal   payments.   BB  -  lowest   degree  of
                              speculation;   C   -   the   highest   degree   of
                              speculation.      Quality      and      protective
                              characteristics  outweighed by large uncertainties
                              or major risk exposure to adverse conditions.
D                             In default.
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.
Investment Grade
Aaa                           Highest  quality,  smallest  degree of  investment
                              risk.
Aa                            High  quality;   together  with  Aaa  bonds,  they
                              compose the high-grade bond group.
A                             Upper-medium  grade  obligations;  many  favorable
                              investment attributes.
Baa                           Medium-grade obligations; neither highly protected
                              nor poorly secured.  Interest and principal appear
                              adequate  for the present  but certain  protective
                              elements may be lacking or may be unreliable  over
                              any great length of time.
Non-Investment Grade
Ba                            More   uncertain,   with   speculative   elements.
                              Protection of interest and principal  payments not
                              well safeguarded during good and bad times.
B                             Lack  characteristics  of  desirable   investment;
                              potentially  low assurance of timely  interest and
                              principal   payments  or   maintenance   of  other
                              contract terms over time.
Caa                           Poor  standing,  may be in  default;  elements  of
                              danger  with  respect  to  principal  or  interest
                              payments.
Ca                            Speculative in a high degree;  could be in default
                              or have other marked shortcomings.
C                             Lowest-rated;  extremely  poor  prospects  of ever
                              attaining investment standing.
--------------------------------------------------------------------------------
     Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                     [LOGO]

                              JANUS INVESTMENT FUND

                               100 Fillmore Street

                              Denver, CO 80206-4928

                                  (800) 29JANUS
--------------------------------------------------------------------------------
                       Statement of Additional Information

                                February 17, 1997

--------------------------------------------------------------------------------

                             Janus Money Market Fund
                       Janus Government Money Market Fund
                       Janus Tax-Exempt Money Market Fund
                              Institutional Shares


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies, and is managed separately by Janus Capital Corporation ("Janus Capital").


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1997, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                        Page
--------------------------------------------------------------------------------
     Investment Policies and Restrictions ..............................   3
     Types of Securities and Investment Techniques .....................   4
     Performance Data ..................................................   7
     Determination of Net Asset Value ..................................   8
     Investment Adviser and Administrator ..............................   8
     Custodian, Transfer Agent and Certain Affiliations ................   9
     Portfolio Transactions and Brokerage ..............................  10
     Officers and Trustees .............................................  11
     Purchase of Shares ................................................  13
     Redemption of Shares ..............................................  13
     Retirement Plans ..................................................  13
     Shareholder Accounts ..............................................  13
     Dividends and Tax Status ..........................................  14
     Principal Shareholders ............................................  14
     Miscellaneous Information .........................................  14
        Shares of the Trust ............................................  15
        Voting Rights ..................................................  15
        Independent Accountants ........................................  15
        Registration Statement .........................................  15
     Financial Statements ..............................................  15
     Appendix A - Description of Securities Ratings ....................  17
     Appendix B - Description of Municipal Securities ..................  19
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     As discussed in the Prospectus, the investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or maintain a stable net asset value of $1.00 per share. The investment objectives of the Funds are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

     As indicated in the Prospectus, each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

     As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

     The Funds have adopted the following fundamental policies:

     (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)


     (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).


     (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

     (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

     Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

     (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.




     (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.





     (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.





     (4) A Fund may not invest in companies for the purpose of exercising control of management.

     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that such classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission.


TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

     Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.


     Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Until pending amendments to Rule 2a-7 become effective, up to 25% of Janus Tax-Exempt Money Market Fund's assets may be invested without regard to the foregoing limitations.

     Pursuant to Rule 2a-7,  each Fund  (except  Janus  Tax-Exempt  Money Market
Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.


     The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

     Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

     Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

MORTGAGE- AND ASSET-BACKED SECURITIES

     The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a
"pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

     As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

     The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
(ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

     Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

     The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

     The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

     Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities.

     Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.


INVESTMENT COMPANY SECURITIES

     From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act, which currently limits each Fund's investment in other investment companies to no more than 10% of the investing Fund's assets.


MUNICIPAL LEASES

     Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. A Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

     In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Funds, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund.

PERFORMANCE DATA

     A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

     In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

     Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. Current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

     Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.


     The Shares' current yield and effective yield for the seven-day period ended October 31, 1996 is shown below:


                                                                                [TO BE FILED BY AMENDMENT]
                                                                             Seven-day              Effective
Fund Name                                                                      Yield             Seven-day Yield
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Institutional Shares                                   %                      %
Janus Government Money Market Fund - Institutional Shares                        %                      %
Janus Tax-Exempt Money Market Fund - Institutional Shares*                       %                      %
------------------------------------------------------------------------------------------------------------------------------------

*Janus Tax-Exempt Money Market Fund Institutional Shares' tax-equivalent yield for the seven-day period ended October 31, 1996 was ___%.

     Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, processing organizations or other institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

     Pursuant to the rules of the Securities and Exchange Commission, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER AND ADMINISTRATOR


     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each
Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital may modify or terminate the waiver at any time upon 90 days' notice to the Trustees. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

     On  behalf  of the  Shares,  each of the  Funds  has also  entered  into an
Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to waive a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by the Shares will be .05% for that period. Janus Capital may modify or terminate the waiver at any time upon 90 days' notice to the Trustees.


     The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                                              1996                              1995
                                                 [TO BE FILED BY AMENDMENT]
                                                  Advisory         Advisory          Advisory          Advisory
                                                 Fees Prior       Fees After        Fees Prior        Fees After
Fund Name                                         to Waiver         Waiver           to Waiver          Waiver

------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                                                                  $                 $
Janus Government Money Market Fund                                                       $                 $
Janus Tax-Exempt Money Market Fund                                                       $                 $
------------------------------------------------------------------------------------------------------------------------------------

     The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                                             1996                              1995(1)
                                                 [TO BE FILED BY AMENDMENT]
                                               Administration   Administration    Administration    Administration
                                                 Fees Prior       Fees After        Fees Prior        Fees After
Fund Name                                         to Waiver         Waiver           to Waiver          Waiver

------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Institutional Shares                                       $164,715           $54,905
Janus Government Money Market Fund -
  Institutional Shares                                                               $ 20,138           $ 6,712
Janus Tax-Exempt Money Market Fund -
  Institutional Shares                                                               $    907           $   302
------------------------------------------------------------------------------------------------------------------------------------

(1)April 14 (inception) to October 31, 1995.


     The Advisory Agreements for each Fund became effective on December 9, 1994 and will continue in effect until June 16, 1997, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the Funds' outstanding voting shares or the Trustees. Each Advisory Agreement i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice;
ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


     As indicated in the Prospectus, Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.


     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

     United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.


     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.


     Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

     In  selecting  brokers and dealers and in  negotiating  commissions,  Janus
Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


     For the fiscal years ended October 31, 1996 and October 31, 1995, the total brokerage commissions paid by the Funds are summarized below:

                                                                    1996                         1995
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                                             $                            $
Janus Government Money Market Fund                                  $                            $
Janus Tax-Exempt Money Market Fund                                  $                            $
------------------------------------------------------------------------------------------------------------------------------------

     The Funds buy and sell securities in principal and agency transactions. The Funds pay no commissions on principal transactions. The Funds engage in agency transactions and pay commissions only when Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.


     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").

James P. Craig, III*# - Trustee and Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee  and  Executive  Vice  President  of  Janus  Aspen  Series.   Chief
     Investment Officer, Vice President and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund.

Sharon S. Pichler* - Executive Vice President and Portfolio Manager
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).

David C. Tucker* - Vice President and General Counsel
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and General Counsel of Janus Aspen Series. Vice President, Secretary and General Counsel of Janus Capital. Vice President, General Counsel and Director of Janus Service and Janus Distributors. Director, Vice President and Secretary of Janus Capital International Ltd.

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service, Janus Distributors and Janus Capital. Director of IDEX and Janus Distributors. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (1979 to 1992), with the accounting firm of Price Waterhouse LLP, Denver, Colorado. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928
     Treasurer and Chief Accounting Officer of Janus Aspen Series. Director of Fund Accounting of Janus Capital.

Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928
     Secretary of Janus Aspen Series. Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston Massachusetts (mutual fund administration services).

John W. Shepardson# - Trustee
P.O. Box 9591
Denver, CO 80209
     Trustee of Janus Aspen Series. Historian.


--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.
# Member of the Trust's Executive Committee.

William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Corporation, Boulder, Colorado (manufacturer of vacuum fittings and valves).

Gary O. Loo - Trustee
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903

     Trustee of Janus Aspen Series. President and a Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).


Dennis B. Mullen - Trustee
1601 114th Avenue, SE
Alderwood Building, Suite 130
Bellevue, WA 98004
     Trustee of Janus Aspen Series. President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain). Formerly (1982 to 1993), Chairman, President and Chief Executive Officer of Famous Restaurants, Inc., Scottsdale, Arizona (restaurant chain).

Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant and Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).


--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.
# Member of the Trust's Executive Committee.

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Executive Committee of the Trustees shall have and may exercise all the powers and authority of the Board except for matters requiring action by the whole Board pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

     The Money Market Funds Committee, consisting of Messrs. Craig, Shepardson, Loo and Waldinger, monitors the compliance with policies and procedures adopted particularly for money market funds.

     The following table shows the aggregate compensation paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.


                                           [TO BE FILED BY AMENDMENT]
                                             Aggregate Compensation              Total Compensation from the
                                         from the Funds for fiscal year        Janus Funds for calendar year
Name of Person, Position                     ended October 31, 1996               ended December 31, 1996**

------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman*                             $                                     $
James P. Craig, III, Trustee*                           $                                     $
John W. Shepardson, Trustee                             $                                     $
William D. Stewart, Trustee                             $                                     $
Gary O. Loo, Trustee                                    $                                     $
Dennis B. Mullen, Trustee                               $                                     $
Martin H. Waldinger, Trustee                            $                                     $
------------------------------------------------------------------------------------------------------------------------------------

*An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.

**As of December 31, 1996, Janus Funds consisted of two registered investment companies comprised of a total of 29 funds.

PURCHASE OF SHARES

     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund. A Fund's net asset value is calculated each day that both the NYSE and the New York Federal Reserve Bank are open. As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Prospectus contains detailed information about the purchase of Shares.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the first business day following the record date. Any such election (which may be made on the Application or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Investors receiving distributions and dividends via wire transfer may elect in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES

     Procedures for redemption of Shares are set forth in the Shareholder's Guide section of the Prospectus. Shares normally will be redeemed for cash (via wire), although each Fund retains the right to redeem Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities or determination of NAV is not reasonably practicable.

RETIREMENT PLANS

     The Funds offer tax-deferred retirement plans for rollover accounts in excess of $250,000. The Individual Retirement Account ("IRA") may be used by individuals who meet the above requirement.


     Contributions under IRAs are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12. There is a maximum annual fee of $24 per taxpayer identification number.

     Distributions from retirement plans generally are subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 591/2. Several exceptions to the general rule may apply. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 701/2. Several methods exist to determine the amount of the minimum annual distribution. Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any retirement plan, in order to determine the income tax impact of any such distribution.


     To receive additional information about IRAs along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write the Funds at P.O. Box 173375, Denver, CO 80217-3375. No contribution to any IRA can be made until the appropriate forms to establish any such plan have been completed.

SHAREHOLDER ACCOUNTS


     Detailed information about the general procedures for shareholder accounts is set forth in the Prospectus. Applications to open accounts may be obtained by calling the Funds at 1-800-29JANUS or writing to the Funds at 100 Fillmore Street, Denver, Colorado 80206-4928, Attention: Extended Services.

DIVIDENDS AND TAX STATUS

     Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the New York Stock Exchange close early.

     Distributions  for all of the Funds (except Janus  Tax-Exempt  Money Market
Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

     The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986.

     Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a portfolio.

PRINCIPAL SHAREHOLDERS


     As of January 20, 1997, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Shares.

     As of January 20, 1997,  the following  institutions  owned more than 5% of
Shares:


                                        [INFORMATION TO BE FILED BY AMENDMENT]
Institution                                 Address                                                     Ownership %
------------------------------------------------------------------------------------------------------------------------------------




MISCELLANEOUS INFORMATION


     Each Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust consists of 19 separate series, three of which currently offer three classes of Shares. The Funds were added to the Trust as separate series on December 9, 1994.


     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.


     The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A second class of shares, Service Shares, is offered through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Investor Shares, is offered to the general public.


VOTING RIGHTS


     The present Trustees were elected at a meeting of the Trust's shareholders held on July 10, 1992, with the exception of Mr. Craig who was appointed by the Trustees as of June 30, 1995. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.


     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series or class of the Trust will vote separately only with respect to those matters that affect only that series or class or if the interest of the series or class in the matter differs from the interests of other series or classes of the Trust.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS


     The following audited financial statements of the Funds for the period ended October 31, 1996 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 1996. A copy of such report accompanies this SAI.

[TO BE FILED BY AMENDMENT]

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


     Schedules of Investments as of October 31, 1996

     Statements of Operations for the period ended October 31, 1996

     Statements of Assets and Liabilities as of October 31, 1996

     Statements of Changes in Net Assets for the periods ended October 31, 1996 and 1995*

     Financial Highlights for each of the periods indicated


     Notes to Financial Statements

     Report of Independent Accountants

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.





--------------------------------------------------------------------------------
*Transactions in fund shares for the period April 14, 1995 to October 31, 1995.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

     The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

     The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

SHORT TERM MUNICIPAL LOANS

     S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

OTHER SHORT-TERM DEBT SECURITIES

     Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

F-1+ - Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

DUFF & PHELPS INC.

Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.

TBW-1- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3-  The  lowest  investment  grade  category;   indicates  that  while  more
     susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.

A1+ - Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2   - Obligations supported by a good capacity for timely repayment.

A3   - Obligations supported by a satisfactory capacity for timely repayment.

B - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C - Obligations for which there is a high risk of default or which are currently in default.

APPENDIX B
DESCRIPTION OF MUNICIPAL SECURITIES

     Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

     1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban
Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

     2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

     4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

     6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     Municipal  Bonds,  which meet longer term capital needs and generally  have
maturities   of  more  than  one  year  when   issued,   have  three   principal
classifications:

     1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

     3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

     While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

     Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

     Other Municipal Obligations, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

     Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                     [LOGO]

                              JANUS INVESTMENT FUND

                               100 Fillmore Street

                              Denver, CO 80206-4928

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                       Statement of Additional Information

                                February 17, 1997

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                             Janus Money Market Fund
                       Janus Government Money Market Fund
                       Janus Tax-Exempt Money Market Fund
                                 Service Shares


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies, and is managed separately by Janus Capital Corporation ("Janus Capital").


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1997, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                        Page
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     Investment Policies and Restrictions ..............................   3
     Types of Securities and Investment Techniques .....................   4
     Performance Data ..................................................   7
     Determination of Net Asset Value ..................................   8
     Investment Adviser and Administrator ..............................   8
     Custodian, Transfer Agent and Certain Affiliations ................  10
     Portfolio Transactions and Brokerage ..............................  10
     Officers and Trustees .............................................  11
     Purchase of Shares ................................................  13
     Redemptions of Shares .............................................  13
     Shareholder Accounts ..............................................  13
     Dividends and Tax Status ..........................................  13
     Principal Shareholders ............................................  14
     Miscellaneous Information .........................................  14
        Shares of the Trust ............................................  14
        Voting Rights ..................................................  14
        Independent Accountants ........................................  15
        Registration Statement .........................................  15
     Financial Statements ..............................................  15
     Appendix A - Description of Securities Ratings ....................  16
     Appendix B - Description of Municipal Securities ..................  18
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INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     As discussed in the Prospectus, the investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or maintain a stable net asset value of $1.00 per share. The investment objectives of the Funds are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

     As indicated in the Prospectus, each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

     As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

     The Funds have adopted the following fundamental policies:

     (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

     (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

     (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

     (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

     Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

     (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.




     (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.





     (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.





     (4) A Fund may not invest in companies for the purpose of exercising control of management.

     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that such classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission.


TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

     Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

     Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Until pending amendments to Rule 2a-7 become effective, up to 25% of Janus Tax-Exempt Money Market Fund's assets may be invested without regard to the foregoing limitations.

     Pursuant to Rule 2a-7,  each Fund  (except  Janus  Tax-Exempt  Money Market
Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

     The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

     Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

     Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

MORTGAGE- AND ASSET-BACKED SECURITIES

     The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a
"pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

     As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

     The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
(ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

     Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

     The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

     The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

     Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities.

     Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.


INVESTMENT COMPANY SECURITIES

     From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act, which currently limits each Fund's investment in other investment companies to no more than 10% of the investing Fund's assets.


MUNICIPAL LEASES

     Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. A Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

     In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Funds, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund.

PERFORMANCE DATA

     A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

     In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

     Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. Current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

     Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

     The current yield and effective yield for the Investor Shares and Institutional Shares of the Funds for the seven day period ended October 31, 1996 are shown below. The Service Shares had not yet commenced operations as of October 31, 1996. The performance of the Service Shares is expected to differ from that of the classes listed below because the Service Shares are subject to different fees and expenses.

                                                                      Seven-day                 Effective
Fund Name                                                               Yield                Seven-day Yield
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Janus Money Market Fund
     Investor Shares                                                    5.01%                     5.14%
     Institutional Shares                                               5.41%                     5.56%
Janus Government Money Market Fund
     Investor Shares                                                    4.90%                     5.02%
     Institutional Shares                                               5.29%                     5.43%
Janus Tax-Exempt Money Market Fund*
     Investor Shares                                                    3.25%                     3.30%
     Institutional Shares                                               3.70%                     3.77%
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*Janus Tax-Exempt Money Market Fund tax equivalent yield for the seven day period ended October 31, 1996 was 4.51% for the Investor Shares and 5.14% for the Institutional Shares.

     Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, Financial Institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

     Pursuant to the rules of the Securities and Exchange Commission, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER AND ADMINISTRATOR


     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each
Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital may modify or terminate the waiver at any time upon 90 days' notice to the Trustees. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


     The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:

                                                            1996                                1995
                                                  Advisory         Advisory          Advisory          Advisory
                                                 Fees Prior       Fees After        Fees Prior        Fees After
Fund Name                                         to Waiver         Waiver           to Waiver          Waiver
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                          $3,101,530       $1,550,765         $874,302          $437,151
Janus Government Money Market Fund               $  330,914       $  165,457         $151,606          $ 75,803
Janus Tax-Exempt Money Market Fund               $  140,898       $   70,449         $ 82,622          $ 41,311
------------------------------------------------------------------------------------------------------------------------------------

     On  behalf  of the  Shares,  each of the  Funds  has also  entered  into an
Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .40% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to waive a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by the Shares will be .30% for that period. Janus Capital may terminate the waiver at any time upon 90 days' notice to the Trustees.

     Janus Capital may use all or a portion of its administration fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, and providing other similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

     The Advisory Agreements for each Fund became effective on December 9, 1994 and will continue in effect until June 16, 1997, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the Funds' outstanding voting shares or the Trustees. Each Advisory Agreement i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice;
ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectus, Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/ Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

     United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.


     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.


     Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

     In  selecting  brokers and dealers and in  negotiating  commissions,  Janus
Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


     For the fiscal years ended October 31, 1996 and October 31, 1995, the total brokerage commissions paid by the Funds are summarized below:

                                                                    1996                         1995
------------------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                                             $                            $
Janus Government Money Market Fund                                  $                            $
Janus Tax-Exempt Money Market Fund                                  $                            $
------------------------------------------------------------------------------------------------------------------------------------

     The Funds buy and sell securities in principal and agency transactions. The Funds pay no commissions on principal transactions. The Funds engage in agency transactions and pay commissions only when Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.


     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").

James P. Craig, III*# - Trustee and Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Trustee  and  Executive  Vice  President  of  Janus  Aspen  Series.   Chief
     Investment Officer, Vice President and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund.

Sharon S. Pichler* - Executive Vice President and Portfolio Manager
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).

David C. Tucker* - Vice President and General Counsel
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and General Counsel of Janus Aspen Series. Vice President, Secretary and General Counsel of Janus Capital. Vice President, General Counsel and Director of Janus Service and Janus Distributors. Director, Vice President and Secretary of Janus Capital International Ltd.

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928
     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service, Janus Distributors and Janus Capital. Director of IDEX and Janus Distributors. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (1979 to 1992), with the accounting firm of Price Waterhouse LLP, Denver, Colorado. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928
     Treasurer and Chief Accounting Officer of Janus Aspen Series. Director of Fund Accounting of Janus Capital.

Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928
     Secretary of Janus Aspen Series. Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston Massachusetts (mutual fund administration services).



--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.
# Member of the Trust's Executive Committee.

John W. Shepardson# - Trustee
P.O. Box 9591
Denver, CO 80209
     Trustee of Janus Aspen Series. Historian.

William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Corporation, Boulder, Colorado (manufacturer of vacuum fittings and valves).

Gary O. Loo - Trustee
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. President and a Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).

Dennis B. Mullen - Trustee
1601 114th Avenue, SE
Alderwood Building, Suite 130
Bellevue, WA 98004
     Trustee of Janus Aspen Series. President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain). Formerly (1982 to 1993), Chairman, President and Chief Executive Officer of Famous Restaurants, Inc., Scottsdale, Arizona (restaurant chain).

Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant and Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).


--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.
# Member of the Trust's Executive Committee.

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Executive Committee of the Trustees shall have and may exercise all the powers and authority of the Board except for matters requiring action by the whole Board pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

     The Money Market Funds Committee, consisting of Messrs. Craig, Shepardson, Loo and Waldinger, monitors the compliance with policies and procedures adopted particularly for money market funds.

     The following table shows the aggregate compensation paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.

                                             Aggregate Compensation              Total Compensation from the
                                         from the Funds for fiscal year        Janus Funds for calendar year
Name of Person, Position                     ended October 31, 1996               ended December 31, 1996**
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman*                            --                                    --
James P. Craig, III, Trustee*                          --                                    --
John W. Shepardson, Trustee                          $70,000                                  $
William D. Stewart, Trustee                          $70,000                                  $
Gary O. Loo, Trustee                                 $67,000                                  $
Dennis B. Mullen, Trustee                            $67,000                                  $
Martin H. Waldinger, Trustee                         $70,000                                  $
------------------------------------------------------------------------------------------------------------------------------------

*An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.

**As of December 31, 1996, Janus Funds consisted of two registered investment companies comprised of a total of 29 funds.

PURCHASE OF SHARES

     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund. A Fund's net asset value is calculated each day that both the NYSE and the New York Federal Reserve Bank are open. As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Prospectus contains detailed information about the purchase of Shares.

REDEMPTIONS OF SHARES

     Redemptions, like purchases, may only be effected through the trust accounts, cash management programs and similar programs of participating banks and financial institutions. Shares normally will be redeemed for cash, although each Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts is set forth in the Prospectus. Applications to open accounts may be obtained by calling or writing your Financial Institution.

DIVIDENDS AND TAX STATUS

     Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the New York Stock Exchange close early.

     Distributions  for all of the Funds (except Janus  Tax-Exempt  Money Market
Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

     The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986.

     Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a portfolio.


PRINCIPAL SHAREHOLDERS

     As of January 20, 1997, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Shares.

     As of January 20, 1997, the following financial institutions owned more than 5% of Shares:

                                        [INFORMATION TO BE FILED BY AMENDMENT]

Financial Institution                       Address                                                     Ownership %
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MISCELLANEOUS INFORMATION

     Each Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust consists of 19 separate series, three of which currently offer three classes of Shares. The Funds were added to the Trust as separate series on December 9, 1994.

     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

     The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. A second class of shares, Institutional Shares, is offered to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A third class of shares, Investor Shares, is offered to the general public.

VOTING RIGHTS

     The present Trustees were elected at a meeting of the Trust's shareholders held on July 10, 1992, with the exception of Mr. Craig who was appointed by the Trustees as of June 30, 1995. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series or class of the Trust will vote separately only with respect to those matters that affect only that series or class or if the interest of the series or class in the matter differs from the interests of other series or classes of the Trust.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS


     The following audited financial statements of the Institutional Shares and Investor Shares of the Funds for the period ended October 31, 1996 are hereby incorporated by reference to the Funds' Annual Report dated October 31, 1996. A copy of such report accompanies this SAI.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

     Schedules of Investments as of October 31, 1996

     Statements of Operations for the period ended October 31, 1996

     Statements of Assets and Liabilities as of October 31, 1996

     Statements of Changes in Net Assets for the periods ended October 31, 1996 and the fiscal period ended October 31, 1995

     Financial Highlights for Investor Shares for the fiscal year ended October 31, 1996 and the fiscal period February 15, 1995 to October 31, 1995

     Financial Highlights for Institutional Shares for the fiscal year ended October 31, 1996 and the fiscal period April 17, 1995 to October 31, 1995


     Notes to Financial Statements


     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

     The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

     The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

SHORT TERM MUNICIPAL LOANS

     S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

OTHER SHORT-TERM DEBT SECURITIES

     Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

F-1+ - Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

DUFF & PHELPS INC.

Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.

TBW-1- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3-  The  lowest  investment  grade  category;   indicates  that  while  more
     susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.

A1+ - Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2   - Obligations supported by a good capacity for timely repayment.

A3   - Obligations supported by a satisfactory capacity for timely repayment.

B - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C - Obligations for which there is a high risk of default or which are currently in default.

APPENDIX B
DESCRIPTION OF MUNICIPAL SECURITIES

     Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

     1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban
Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

     2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

     4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

     6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     Municipal  Bonds,  which meet longer term capital needs and generally  have
maturities   of  more  than  one  year  when   issued,   have  three   principal
classifications:

     1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/ or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

     3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

     While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

     Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

     Other Municipal Obligations, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

     Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                              JANUS INVESTMENT FUND
                           PART C - OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

     List  all  financial   statements   and  exhibits  filed  as  part  of  the
Registration Statement.

     (a)(1) Financial Statements Included in the Prospectus:

               Financial Highlights for all of the Funds (except Janus Special Situations Fund) will be filed by amendment on or before the effective date of this amendment.

     (a)(2) Financial Statements Incorporated by Reference into the Statement of Additional Information:

               The Financial Statements for all of the Funds (except Janus Special Situations Fund) will be included in the Annual Report dated October 31, 1996, and will be incorporated by reference into the respective Statement of Additional Information by amendment which will be filed on or before the effective date of this amendment.

     (b)  Exhibits:

          Exhibit 1           (a)       Agreement  and   Declaration  of  Trust,
                                        dated February 11, 1986 is filed herein as Exhibit 1(a).

                              (b) Certificate of Designation for Janus Growth and Income Fund is filed herein as Exhibit 1(b).

                              (c)       Certificate  of  Designation  for  Janus
                                        Worldwide   Fund  is  filed   herein  as
                                        Exhibit 1(c).

                              (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 46.

                              (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 46.

                              (f) Certificate of Designation for Janus Intermediate Government Securities Fund is incorporated herein by reference to
                                        Exhibit 1(f) to Post-Effective Amendment
                                        No. 46.

                              (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 47.

                              (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 48.

                              (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 48.

                              (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 48.

                              (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 54.

                              (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 54.

                              (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 60.

                              (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to
                                        Exhibit 1(n) to Post-Effective Amendment
                                        No. 62.

                              (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                                        Exhibit 1(o) to Post-Effective Amendment
                                        No. 62.

                              (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68.

                              (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72.

                              (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund is incorporated herein by reference to Exhibit 1(r) to Post-Effective Amendment No. 75.

                              (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to
                                        Exhibit 1(s) to Post-Effective Amendment
                                        No. 75.

          Exhibit 2           (a)       Restated Bylaws are incorporated  herein
                                        by   reference   to   Exhibit   2(a)  to
                                        Post-Effective Amendment No. 71.

                              (b) First Amendment to the Bylaws is incorporated herein by reference to
                                        Exhibit 2(b) to Post-Effective Amendment
                                        No. 71.

          Exhibit 3                     Not Applicable.

          Exhibit 4           (a)       Specimen  Stock  Certificate  for  Janus
                                        Fund(1) is filed herein as Exhibit 4(b).

                              (b) Specimen Stock Certificate for Janus Growth and Income Fund is filed herein as Exhibit 4(b).

                              (c)       Specimen  Stock  Certificate  for  Janus
                                        Worldwide   Fund  is  filed   herein  as
                                        Exhibit 4(c).

                              (d) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 46.

                              (e) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 46.

                              (f) Specimen Stock Certificate for Janus Intermediate Government Securities
                                        Fund(1)   is   incorporated   herein  by
                                        reference    to    Exhibit    4(f)    to
                                        Post-Effective Amendment No. 46.

                              (g) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment 47.

                              (h) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 48.




-------------------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                              (i) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 48.

                              (j) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 48.

                              (k) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 54.

                              (l) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 54.

                              (m) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 60.

                              (n) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are filed herein as Exhibit 4(n).

                              (o) Revised Specimen Stock Certificate for Janus Equity Income Fund is filed herein as Exhibit 4(o).

                              (p) Revised Specimen Stock Certificate for Janus Special Situations Fund is filed herein as Exhibit 4(p).

          Exhibit 5           (a)       Restated  form  of  Investment  Advisory
                                        Agreement for Janus Fund is filed herein as Exhibit 5(a).

                              (b) Restated form of Investment Advisory Agreement for Janus Growth and Income Fund and Janus Worldwide Fund is filed herein as Exhibit 5(b).

                              (c) Restated form of Investment Advisory Agreement for Janus Twenty Fund and Janus Venture Fund is filed herein as to
                                        Exhibit 5(c).

                              (d) Restated form of Investment Advisory Agreement for Janus Flexible Income Fund is filed herein as Exhibit 5(d).

                              (e) Restated form of Investment Advisory Agreement for Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is filed herein as Exhibit 5(e).

                              (f) Restated form of Investment Advisory Agreement for Janus Federal Tax-Exempt Fund and Janus Mercury Fund is filed herein as Exhibit 5(f).

                              (g) Restated form of Investment Advisory Agreement for Janus Overseas Fund is filed herein as Exhibit 5(g).

                              (h) Form of Investment Advisory Agreement for Janus Money Market Fund, Janus
                                        Government  Money  Market Fund and Janus
                                        Tax-Exempt    Money   Market   Fund   is
                                        incorporated   herein  by  reference  to
                                        Exhibit 5(h) to Post-Effective Amendment
                                        No. 64.

                              (i) Restated form of Investment Advisory Agreement for Janus High-Yield Fund is filed herein as Exhibit 5(i).

                              (j)       Restated  form  of  Investment  Advisory
                                        Agreement for Janus Olympus Fund is filed herein as Exhibit 5(j).

                              (k) Form of Investment Advisory Agreement for Janus Equity Income Fund is
                                        incorporated   herein  by  reference  to
                                        Exhibit 5(k) to Post-Effective Amendment
                                        No. 73.

                              (l) Form of Investment Advisory Agreement for Janus Special Situations Fund is incorporated herein by reference to
                                        Exhibit 5(l) to Post-Effective Amendment
                                        No. 75.

          Exhibit 6 Form of Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc. is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 57.

          Exhibit 7                     Not Applicable.

          Exhibit 8           (a)       Custodian    Contract    between   Janus
                                        Investment Fund and State Street Bank and Trust Company is filed herein as
                                        Exhibit 8(a).

                              (b)       Amendment  dated April 25, 1990 of State
                                        Street   Custodian   Contract  is  filed
                                        herein as Exhibit 8(b).


                              (c) Letter Agreement dated February 1, 1991 regarding State Street Custodian Contract is filed herein as Exhibit 8(c).

                              (d)       Custodian    Contract    between   Janus
                                        Investment Fund and Investors  Fiduciary
                                        Trust Company is hereby withdrawn.

                              (e) Letter Agreement dated October 9, 1992 regarding State Street Custodian Agreement is incorporated herein by
                                        reference    to    Exhibit    8(e)    to
                                        Post-Effective Amendment No. 52.

                              (f) Letter Agreement dated April 28, 1993 regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 60.

                              (g) Letter Agreement dated April 4, 1994 regarding State Street Custodian Agreement is incorporated herein by
                                        reference    to    Exhibit    8(g)    to
                                        Post-Effective Amendment No. 64.

                              (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government
                                        Money  Market Fund and Janus  Tax-Exempt
                                        Money Market Fund,  and United  Missouri
                                        Bank,  N.A.  is  incorporated  herein by
                                        reference   to  Exhibit  8(h)  to  Post-
                                        Effective Amendment No. 64.

                              (i) Letter Agreement dated December 12, 1995 regarding State Street Custodian Contract is incorporated herein by
                                        reference    to    Exhibit    8(i)    to
                                        Post-Effective Amendment No. 72.

                              (j) Amendment dated October 11, 1995 of State Street Custodian Contract is incorporated herein by reference to
                                        Exhibit 8(j) to Post-Effective Amendment
                                        No. 71.

                              (k) Form of Amendment dated September 10, 1996 of State Street Custodian Contract is incorporated herein by reference to
                                        Exhibit 8(k) to Post-Effective Amendment
                                        No. 75.

                              (l) Letter Agreement dated September 10, 1996 regarding State Street Custodian Contract is incorporated herein by
                                        reference    to    Exhibit    8(l)    to
                                        Post-Effective Amendment No. 75.

                              (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is
                                        incorporated   herein  by  reference  to
                                        Exhibit 8(m) to Post-Effective Amendment
                                        No. 75.

          Exhibit 9           (a)       Transfer Agency Agreement with Investors
                                        Fiduciary   Trust   Company   is  hereby
                                        withdrawn.

                              (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company is hereby withdrawn.

                              (c) Form of Administration Agreement with Janus Capital Corporation for Janus
                                        Money  Market  Fund,   Janus  Government
                                        Money Market Fund and Janus Tax-Exempt

                                        Money Market Fund is incorporated herein
                                        by   reference   to   Exhibit   9(c)  to
                                        Post-Effective Amendment No. 64.

                              (d) Transfer Agency Agreement dated December 9, 1994 with Janus Service Corporation for Janus Money Market Fund, Janus
                                        Government  Money  Market Fund and Janus
                                        Tax-Exempt  Money  Market  Fund filed as
                                        Exhibit 9(d) to Post-Effective Amendment
                                        No. 64 is withdrawn.

                              (e) Transfer Agency Agreement dated September 27, 1995 with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund,
                                        Janus   Tax-Exempt  Money  Market  Fund,
                                        Janus  High-Yield Fund and Janus Olympus
                                        Fund is incorporated herein by reference
                                        to   Exhibit   9(e)  to   Post-Effective
                                        Amendment No. 70.

                              (f) Letter Agreement dated December 21, 1995 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                                        Exhibit 9(f) to Post-Effective Amendment
                                        No. 72.

                              (g) Letter Agreement dated May 21, 1996 regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73.

                              (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77.

                              (i) Letter Agreement dated September 10, 1996 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                                        Exhibit 9(i) to Post-Effective Amendment
                                        No. 76.

          Exhibit 10          (a)       Opinion  and  Consent of Messrs.  Davis,
                                        Graham & Stubbs with respect to shares of Janus Fund is filed herein as Exhibit
                                        10 (a).

                              (b) Opinion and Consent of Fund Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is filed herein as Exhibit 10(b).

                              (c) Opinion and Consent of Fund Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 48.

                              (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 49.

                              (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 49.

                              (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to
                                        Exhibit    10(g)    to    Post-Effective
                                        Amendment No. 49.

                              (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund is incorporated herein by reference to Exhibit 10(h) to Post-Effective Amendment No. 49.

                              (h) Opinion and Consent of Fund Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to
                                        Exhibit    10(i)    to    Post-Effective
                                        Amendment No. 54.

                              (i) Opinion and Consent of Fund Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to
                                        Exhibit    10(i)    to    Post-Effective
                                        Amendment No. 60.

                              (j) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                                        Exhibit    10(j)    to    Post-Effective
                                        Amendment No. 62.

                              (k) Opinion and Consent of Fund Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government
                                        Money  Market Fund and Janus  Tax-Exempt
                                        Money Market Fund is incorporated herein
                                        by   reference   to  Exhibit   10(k)  to
                                        Post-Effective Amendment No. 65.

                              (l) Opinion and Consent of Fund Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to
                                        Exhibit    10(l)    to    Post-Effective
                                        Amendment No. 68.

                              (m) Opinion and Consent of Fund Counsel with respect to shares of Janus Equity Income Fund is incorporated herein
                                        by   reference   to  Exhibit   10(m)  to
                                        Post-Effective Amendment No. 72.

                              (n) Opinion and Consent of Fund Counsel with respect to shares of Janus Special Situations Fund is incorporated herein by reference to Exhibit 10(n) to Post-Effective Amendment No. 75.

                              (o) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76.

          Exhibit 11 Consent of Price Waterhouse LLP is filed herein as Exhibit 11.

          Exhibit 12                    Not Applicable.

          Exhibit 13                    Not Applicable.

          Exhibit 14          (a)       Model  Individual   Retirement  Plan  is
                                        incorporated   herein  by  reference  to
                                        Exhibit    14(a)    to    Post-Effective
                                        Amendment No. 57.

                              (b) Model Defined Contribution Retirement Plan is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 41.

                              (c) Model Section 403(b)(7) Plan is incorporated herein by reference to
                                        Exhibit    14(c)    to    Post-Effective
                                        Amendment No. 38.

          Exhibit 15                    Not Applicable.

          Exhibit 16          (a)       Computation    of   Total    Return   is
                                        incorporated   herein  by  reference  to
                                        Exhibit 16 to  Post-Effective  Amendment
                                        No. 44.

                              (b) Computation of Current Yield and Effective Yield is incorporated herein by reference to Exhibit 16(b) to Post-Effective Amendment No. 67.

          Exhibit 17 Powers of Attorney dated as of June 30, 1995, are incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 67.

          Exhibit 18          (a)       Form of plan entered into by Janus Money
                                        Market  Fund,   Janus  Government  Money
                                        Market Fund and Janus Tax- Exempt  Money
                                        Market  Fund   pursuant  to  Rule  18f-3
                                        setting
                                        forth  the  separate   arrangement   and
                                        expense allocation of each class of such
                                        Funds    filed   as    Exhibit   18   to
                                        Post-Effective   Amendment   No.  66  is
                                        withdrawn.

                              (b) Restated form of Rule 18f-3 Plan entered into by Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                                        Exhibit    18(b)    to    Post-Effective
                                        Amendment No. 69.

                              (c) Amended and Restated form of Rule 18f-3 Plan entered into by Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78.

          Exhibit 27 Financial Data Schedules for all of the Funds, except Janus Special Situations Fund, (or classes thereof) to be filed by amendment on or before the effective date of this amendment.


ITEM 25.  Persons Controlled by or Under Common Control with Registrant
          None

ITEM 26.  Number of Holders of Securities

          The number of record holders of shares of the Registrant as of October 31, 1996, was as follows:

                                                            Number of
          Title of Class                                    Record Holders

          Janus Fund shares                                        799,880
          Janus Growth and Income Fund shares                       96,914
          Janus Worldwide Fund shares                              249,340
          Janus Overseas Fund shares                                47,070
          Janus Twenty Fund shares                                 330,454
          Janus Flexible Income Fund shares                         30,117
          Janus Intermediate Government
            Securities Fund shares                                   3,586
          Janus Venture Fund shares                                128,875
          Janus Enterprise Fund shares                              86,408
          Janus Balanced Fund shares                                21,216
          Janus Short-Term Bond Fund shares                          4,285
          Janus Federal Tax-Exempt Fund shares                       3,851
          Janus Mercury Fund shares                                214,487
          Janus Money Market Fund - Investor Shares                 71,765
          Janus Money Market Fund - Institutional Shares               163
          Janus Money Market Fund - Service Shares                     N/A
          Janus Government Money
            Market Fund - Investor Shares                           11,127
          Janus Government Money
            Market Fund - Institutional Shares                          37
          Janus Government Money
            Market Fund - Service Shares                               N/A
          Janus Tax-Exempt Money
            Market Fund - Investor Shares                            5,603
          Janus Tax-Exempt Money
            Market Fund - Institutional Shares                          12
          Janus Tax-Exempt Money
            Market Fund - Service Shares                               N/A
          Janus High-Yield Fund shares                               5,918
          Janus Olympus Fund shares                                 39,708
          Janus Equity Income Fund shares                            3,111
          Janus Special Situations Fund shares                         N/A

ITEM 27.  Indemnification

     Article VIII of Janus Investment Fund's Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.


ITEM 28.  Business and Other Connections of Investment Adviser

     The only business of Janus Capital Corporation is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds and private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the currently effective Statements of Additional Information of the Registrant. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are: Mark B.
Whiston, Vice President and Chief Marketing Officer of Janus Capital Corporation, Director and President of Janus Capital International Ltd.; Marjorie G. Hurd, Vice President of Janus Capital Corporation, Director and President of Janus Service Corporation; and Stephen L. Stieneker, Assistant General Counsel, Chief Compliance Officer and Vice President of Compliance of Janus Capital Corporation. Mr. Michael E. Herman, a director of Janus Capital Corporation, is Chairman of the Finance Committee (1990 to present) of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City, Missouri 64112. Mr. Michael
N. Stolper, a director of Janus Capital Corporation, is President of Stolper & Company, Inc., 525 "B" Street, Suite 1080, San Diego, California 92101, an investment performance consultant. Mr. Thomas A. McDonnell, a director of Janus Capital Corporation, is President, Chief Executive Officer and a Director of DST Systems, Inc., 1055 Broadway, 9th Floor, Kansas City, Missouri 64105, provider of data processing and recordkeeping services for various mutual funds, and is Executive Vice President and a director of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, Missouri 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Mr. Landon H. Rowland, a director of Janus Capital Corporation, is President and Chief Executive Officer of Kansas City Southern Industries, Inc.


ITEM 29.  Principal Underwriters

          (a) Janus Distributors, Inc. ("Janus Distributors") does not serve as a principal underwriter for any investment company other than Registrant.

          (b) The principal business address, positions with Janus Distributors and positions with Registrant of David C. Tucker and Steven R. Goodbarn, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are Dana R. Cunningham, President, and Jennifer A. Davis, Secretary. Mr. Cunningham and Ms. Davis do not hold any positions with the Registrant. The principal business address of each person is 100 Fillmore Street, Denver, Colorado 80206-4928.

          (c)  Not applicable.

ITEM 30.  Location of Accounts and Records

     The  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Corporation and Janus Service Corporation, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928, and by State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, and United Missouri Bank, P.O. Box 419226, Kansas City, Missouri 64141-6226.


ITEM 31.  Management Services

     The Registrant has no management-related service contract which is not discussed in Part A or Part B of this form.


ITEM 32.  Undertakings

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 18th day of December, 1996.

                                        JANUS INVESTMENT FUND


                                        By:  /s/ Thomas H. Bailey
                                                 Thomas H. Bailey, President

     Janus Investment Fund is organized under the Agreement and Declaration of Trust of the Registrant dated February 11, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                       Date


/s/ Thomas H. Bailey               President                   December 18, 1996
Thomas H. Bailey                   (Principal Executive
                                   Officer) and Trustee

/s/ Steven R. Goodbarn             Vice President and          December 18, 1996
Steven R. Goodbarn                 Chief Financial Officer
                                   (Principal Financial
                                   Officer)

/s/ Glenn P. O'Flaherty            Treasurer and Chief         December 18, 1996
Glenn P. O'Flaherty                Accounting Officer
                                   (Principal Accounting
                                   Officer)

/s/ James P. Craig, III            Trustee                     December 18, 1996
James P. Craig, III

Gary O. Loo*                       Trustee                     December 18, 1996
Gary O. Loo

Dennis B. Mullen*                  Trustee                     December 18, 1996
Dennis B. Mullen

John W. Shepardson*                Trustee                     December 18, 1996
John W. Shepardson

William D. Stewart*                Trustee                     December 18, 1996
William D. Stewart

Martin H. Waldinger*               Trustee                     December 18, 1996
Martin H. Waldinger



/s/ Steven R. Goodbarn
*By      Steven R. Goodbarn
         Attorney-in-Fact

                                INDEX OF EXHIBITS


          Exhibit 1(a)                  Agreement and Declaration of Trust dated
                                        February 11, 1986

          Exhibit 1(b)                  Certificate  of  Designation  for  Janus
                                        Growth and Income Fund

          Exhibit 1(c)                  Certificate  of  Designation  for  Janus
                                        Worldwide Fund

          Exhibit 4(a)                  Specimen  Stock  Certificate  for  Janus
                                        Fund

          Exhibit 4(b)                  Specimen  Stock  Certificate  for  Janus
                                        Growth and Income Fund

          Exhibit 4(c)                  Specimen  Stock  Certificate  for  Janus
                                        Worldwide Fund

          Exhibit 4(n) Revised Specimen Stock Certificates for Janus Olympus Fund and Janus High-Yield Fund.

          Exhibit 4(o) Revised Specimen Stock Certificate for Janus Equity Income Fund

          Exhibit 4(p) Revised Specimen Stock Certificate for Janus Special Situations Fund

          Exhibit 5(a) Restated Investment Advisory Agreement for Janus Fund

          Exhibit 5(b) Restated Investment Advisory Agreement for Janus Growth and Income Fund and Janus Worldwide Fund

          Exhibit 5(c) Restated Investment Advisory Agreement for Janus Twenty Fund and Janus Venture Fund

          Exhibit 5(d) Restated Investment Advisory Agreement for Janus Flexible Income Fund

          Exhibit 5(e)                  Restated  Investment  Advisory Agreement
                                        for   Janus   Enterprise   Fund,   Janus
                                        Balanced and Janus Short-Term Bond Fund

          Exhibit 5(f) Restated Investment Advisory Agreement for Janus Federal Tax-Exempt Fund and Janus Mercury Fund

          Exhibit 5(g) Restated Investment Advisory Agreement for Janus Overseas Fund

          Exhibit 8(a)                  Custodian    Contract    between   Janus
                                        Investment Fund and State Street Bank and Trust Company

          Exhibit 8(b)                  Amendment  dated April 25, 1990 to State
                                        Street Contract

          Exhibit 8(c)                  Letter  Agreement dated February 1, 1991
                                        regarding    State   Street    Custodian
                                        Contract

          Exhibit 10(a)                 Opinion and Consent of Fund  Counsel for
                                        Janus Fund.

          Exhibit 10(b) Opinion and Consent of Fund Counsel for Janus Growth and Income Fund and Janus Worldwide Fund

          Exhibit 11                    Consent of Price Waterhouse